                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05010

                        THE HUNTINGTON FUNDS
                  (Exact name of registrant as specified in charter)

                        5800 Corporate Drive
                  Pittsburgh, Pennsylvania 15237-7010
                  (Address of principal executive offices)

                        Ronald J. Corn, Esq.
                        The Huntington National Bank
                        41 South High Street
                        Columbus, Ohio 43287
                        (Name and address of agent for service)

                        Copies to:
                        David C. Mahaffey, Esq.
                        Sullivan & Worcester LLP
                        1666 K Street, N.W.
                        Washington, DC  20006

Registrant's telephone number, including area code:  1-800-253-0412

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

[Logo of Huntington Funds]

Annual
Shareholder
Report

Money Market Funds

Huntington Florida Tax-Free Money Fund
Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Rotating Markets Fund
Huntington Situs Small Cap Fund

Income Funds

Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Michigan Tax-Free Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund

DECEMBER 31, 2005

TRUST SHARES
INVESTMENT A SHARES
INVESTMENT B SHARES
INTERFUND SHARES

Dividend Capture Fund As of 12/31/05

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Kirk Mentzer, MBA, Director of Research
Senior Vice President
B. Randolph Bateman, CFA, Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Dividend Capture Fund’s Trust, Investment A and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 3.10%, 2.85% and 2.25%, respectively, based on net asset value. This compared to the total return of 4.91% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1 and 5.03% for the Dividend Capture Indices Blend (DCIB).2 The Fund is managed using our top-down style and portfolio construction techniques aimed at producing a high level of stable income and low volatility. Here are the highlights from each of the Fund’s asset classes:

• Preferred Stocks--The Fund held core, stable holdings from high quality issuers and upgraded quality and call protection of its holdings during the reporting period. This asset class was one of the worst performers during the reporting period ended December 31, 2005.

• Common Stocks--Equity returns in 2005 came in at the low end of our expected range. Energy and commodity groups led performance gains again while the consumer discretionary sector clearly lagged. The market showed a strong preference for capital appreciation at the exclusion of dividend paying stocks during 2005. As such, the Fund’s holdings of dividend paying stocks lagged the broad market gains.

• Real Estate Investment Trusts (REITs)3--Real estate investors enjoyed yet another year of double-digit growth due to investor preference for physical assets. As measured by the Morgan Stanley REIT Index,4 REITs produced a total return of 11.53% for 2005.

For the reporting period ended December 31, 2005, the Fund’s total return was positively impacted by the strong results in REITs. Conversely, the Fund’s exposure to preferred stocks negatively impacted its performance as measured by the Merrill Lynch Fixed Rate Preferred Index5 return of 0.96% for the year ended December 31, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(2) The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Barra Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(4) The Morgan Stanley REIT Index comprises the most actively traded real estate investment trusts and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$15,154
$14,484
$14,398
$14,120
$10,918
Huntington Dividend Capture Fund, Investment A*
Huntington Dividend Capture Fund, Investment B**
S&P 500†
Huntington Dividend Capture Fund, Trust
DCIB†

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	3.10%	12.22%	8.98%
Investment A, without load	2.85%	11.99%	8.72%
Investment A, with load	(3.09)%	9.78%	7.39%
Investment B, without CDSC	2.25%	11.35%	8.14%
Investment B, with CDSC	(2.43)%	10.54%	7.83%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than four years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 and DCIB are unmanaged.

Growth Fund As of 12/31/05

Management’s Discussion of Fund Performance
Co-Portfolio Managers: James J. Gibboney, CFA, MBA
Senior Vice President
Martina Cheung, CFA, MBA
Assistant Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Growth Fund produced total returns (not including the deduction of applicable sales charges) of 1.51%, 1.26% and 0.76% for Trust Shares, Investment A and Investment B Shares, respectively, based on net asset value. This compared to a total return of 3.46% for the Standard & Poor’s 500/Barra Growth Index (S&P 500 BGI),1 the Fund’s benchmark, for the reporting period.

The Fund was positively impacted by the stock market’s general rise in value, all of which occurred in the fourth quarter of the year. Index returns were again disparate, ranging from 1.17% for the Standard & Poor’s 100 Index(S&P 100)2 to 13.54% for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (EAFE).3 The Fund underperformed mainly due to its emphasis on large-cap stocks. The Fund was also negatively impacted late in the year by earnings disappointments in four stocks held by the Fund.

In general, high quality, large capitalization stocks underperformed as they did last year. While the Standard & Poor’s 500 Index (S&P 500)4 rose 4.91%, the Standard & Poor’s Equal Weight Index (S&P EWI)5 rose 8.06%. The S&P EWI performed better because large-cap stocks tended to underperform smaller-cap stocks. On a price basis, the ten largest companies in the S&P 500 were down 4.8% for 2005. The Fund tended to own the largest companies within the S&P 500. This capitalization bias was a detriment to the Fund’s performance. However, the Fund’s over-weighting of the energy and materials sectors was a positive attribute to performance in 2005.

Six of our top ten holdings, all of which represent large embedded capital gains, were down an average of 6.5%. Our strategy has been to reduce some of these large positions from time to time. Other activities, such as sector bias changes made as a result of policy shifts, resulted in the realization of capital gains. Since the Fund has both taxable and non-taxable shareholders, we've deemed it prudent to try to strike a delicate balance between realizing capital gains and striving for performance.

The Fund’s holdings in Anadarko Petroleum Corp., Iron Mountain, Inc., and Hewlett Packard Co., positively impacted performance, while its holdings in Invacare Corp., Dell, Inc., and Media General, Inc. were a drag on performance.

The Fund’s sector weightings generally adhered to its investment sector policy guidelines.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 BGI is a capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 100 is a capitalization-weighted index of 100 stocks from a broad range of industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) The MSCI EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The S&P EWI is the equally weighted version of the S&P 500. The S&P EWI has the same stocks as the capitalization weighted S&P 500 but each company in the S&P EWI is allocated a fixed weight of 0.20% rebalanced quarterly. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Growth Fund Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	1.51%	9.19%	(3.38)%	6.40%	8.22%
Investment A, without load	1.26%	8.92%	(3.62)%	6.13%	7.60%
Investment A, with load	(4.56)%	6.79%	(4.76)%	5.50%	7.16%
Investment B, without CDSC (2)	0.76%	8.38%	(4.10)%	5.46%	6.88%
Investment B, with CDSC (2)	(4.00)%	7.52%	(4.46)%	5.46%	6.88%

$45,000
$39,000
$33,000
$27,000
$21,000
$15,000
$9,000
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$23,858
$22,123
$18,590
$17,083
$17,024
Huntington Growth Fund, Investment A*
Huntington Growth Fund, Trust
Huntington Growth Fund, Investment B**
S&P 500†
S&P 500 BGI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 BGI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operation on July 3, 1989, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and S&P 500 BGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Income Equity Fund As of 12/31/05

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 3.04%, 2.80% and 2.28% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. These compare to a total return of 6.33% for the Standard & Poor’s 500/Barra Value Index (S&P 500 BVI),1 the Fund’s benchmark, and 4.91% for the Standard & Poor’s 500 Index (S&P 500).2

During 2005, the Fund was positioned relatively conservatively, with an emphasis on stocks with high dividend yields, reasonable dividend growth prospects and a value orientation. This combination of characteristics tended to produce returns that were lower than the return of the S&P 500 BVI. This is primarily the reason why the Fund underperformed its benchmark during 2005, a period of moderate stock market returns. However, the Fund did increase its dividend paid to shareholders by 22% in 2005 over the prior year.

The sectors that contributed most positively to the performance of the Fund in 2005 were the energy sector, led by integrated oil and gas producers; the materials sector, led by agricultural chemicals; and the utility sector, led by multi-utilities and independent power producers. The sectors that negatively impacted the Fund in 2005 were the consumer staples sector, led by the brewers; the health care sector, with weakness in health care equipment and the major pharmaceutical stocks; and the industrial sector, led by office supply companies and industrial conglomerates.

The stocks that contributed most positively to the performance of the Fund last year were Monsanto Co., driven by P/E multiple expansion; Occidental Petroleum Corp. and ConocoPhillips, due to higher volume and prices in crude oil; and Exelon Corp., which benefited from a turnaround in its energy transmission and delivery business. The stocks that most negatively impacted Fund performance in 2005 were Boston Scientific Corp., which suffered a substantial contraction in its P/E multiple due to a peak in earnings; Verizon Communications, Inc., which experienced a difficult earnings environment; Anheuser-Busch Cos., Inc., which saw a peak in earnings in the first quarter of 2005, and PPG Industries, Inc., which also saw its P/E multiple contract as the company came up against difficult earnings comparisons.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 BVI is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. The Advisor elected to change the benchmark index from the S&P 500 to the S&P 500 BVI because the market capitalization of companies comprising the S&P 500 BVI more closely correlates to the market capitalization of the companies in which the Fund invests.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	3.04%	12.16%	4.65%	7.50%	8.11%
Investment A, without load (2)	2.80%	11.88%	4.40%	7.24%	7.84%
Investment A, with load (2)	(3.11)%	9.69%	3.17%	6.61%	7.46%
Investment B, without CDSC (3)	2.28%	11.33%	3.87%	6.67%	7.29%
Investment B, with CDSC (3)	(2.42)%	10.51%	3.56%	6.67%	7.29%

$37,000
$33,000
$29,000
$25,000
$21,000
$17,000
$13,000
$9,000
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$24,638
$23,858
$20,613
$19,078
$18,959
Huntington Income Equity Fund, Trust
Huntington Income Equity Fund, Investment A*
Huntington Income Equity Fund, Investment B**
S&P 500†
S&P 500 BVI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 BVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 14, 1997, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 14, 1997, performance is based on the performance of Trust Shares, adjusted for the Investment A Shares sales charge and 12b-1 fees.

(3) Prior to May 1, 2000, performance is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and the S&P 500 BVI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged. The Advisor elected to change the benchmark index from the S&P 500 to the S&P 500 BVI because the market capitalization of companies comprising the S&P 500 BVI more closely correlates to the market capitalization of the companies in which the Fund invests.

International Equity Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA,
Director of International Investments
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington International Equity Fund had returns (not including the deduction of applicable sales charges) of 14.48%, 14.22%, and 13.73% for Trust, Investment A and Investment B Shares, respectively, based on the net asset value. This compared to the total return of 13.54% for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (EAFE).1 The Fund’s return, compared to the index, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and the individual stocks in the portfolio.

The regional allocation of the Fund favored Asian markets, including Japan, Korea, Singapore, Taiwan and India. This regional balance helped Fund performance versus the EAFE, as Pacific markets, in general, rose more than European markets and the overall EAFE. Some of the smaller Asian markets, such as India and Hong Kong, posted very strong results. Globally, the best performing market was Japan. The Fund’s portfolio benefited from a full weighting in the Japanese market as compared to the EAFE. European markets, on the other hand, lagged the overall EAFE, so the Fund’s underweight was beneficial.

The Fund’s performance was helped by its overweighting in the industrial, materials, and energy sectors over most of the year, as these more cyclical parts of the global equity market benefited from a strong gain in commodity prices and overall steady growth. Energy stocks did lag behind in the fourth quarter as oil prices softened. Financial stocks were underweighted in the portfolio, and they slightly outperformed the overall EAFE, which was detrimental to relative performance. Consumer staple goods, health care, and consumer discretionary stocks lagged the overall EAFE. The Fund had a higher exposure to health care and staples, but a lower weight in discretionary stocks, which netted to a drag to overall performance. Technology stocks, in which the Fund had an overweighted position, outperformed the overall EAFE for the first time in several years. In general, the Fund’s sector allocation was conservative but still surpassed the EAFE gain for the year.

The U.S. dollar gained about 15% versus the Japanese yen and the euro during 2005, which was a drag on the EAFE’s return in dollar terms. The decline in the value of most currencies against the dollar reduced the gain in the value of the Fund, although a number of the companies represented in the Fund’s portfolio benefited from improved earnings due to currency movements, which boosted their stock valuations.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	14.48%	22.86%	4.49%
Investment A, without load	14.22%	22.54%	4.22%
Investment A, with load	7.65%	20.17%	2.95%
Investment B, without CDSC	13.73%	21.91%	3.72%
Investment B, with CDSC	8.62%	21.24%	3.36%

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$13,764
$12,366
$11,732
$11,511
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
Huntington International Equity Fund, Investment A*
Huntington International Equity Fund, Investment B**
Huntington International Equity Fund, Trust
EAFE†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than four years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Macro 100 Fund As of 12/31/05

Management’s Discussion of Fund Performance
Investment Advisor: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

For the fiscal year ended December 31, 2005, the total returns (not including the deduction of applicable sales charges) for the Fund’s Trust, Investment A Shares and Investment B Shares were 4.72%, 4.46% and 4.02% respectively, based on net asset value. This compared to the total return of 4.91% for the Standard & Poor’s 500 Index (S&P 500).1

The Macro 100 Fund’s slight underperformance of the S&P 500 was mainly attributable to a significant underweight in energy and utility sectors in the first four months of the calendar year. Post first quarter, the Fund enjoyed consistent quarterly outperformance versus the S&P 500 for the balance of the year. The significant market impact of weather related issues earlier this year caused almost all sectors, except energy and utilities, to experience negative returns. However, for the remainder of the year our significant under-weights in the energy and utility sectors aided the Fund’s performance, in addition to the performance of diversified financials, semiconductors, technology hardware and health care equipment industry groups.

The positioning of the factors used to select the securities for the Fund remained relatively consistent throughout most of the year. The portfolio was positioned for a stable but weakened U.S. dollar, a healthy and growing economy, a continuation of rising short-term interest rates and improving state fiscal situations. The Fund modified its outlook during the course of the year with a shift from large capitalization stocks to smaller capitalization stocks.2 The continued increase in government spending, lack of an extension of the Bush tax cuts by Congress and increasing regulatory environment have moved the Fund to a smaller capitalization stock position. This change was initiated around the middle of the year and was completed in the fourth quarter. This reduced the Fund’s significant over-weights of the information technology and financial sectors.

With respect to longer-term positioning of the models used to select securities, the environment in 2005 was volatile. The past five years have been consistently unusual in terms of the number and frequency of major events affecting the financial markets such as wars, contested elections, natural disasters, energy shocks, etc. During 2005, the severe weather conditions in the U.S. combined with continued erratic oil and gold prices, created short-run financial and economic shocks and an extension of the volatility in the markets from 2004. In spite of these situations, the economy, the models and the Fund performed well for investors.

On the individual security side of the ledger, some of the Fund’s winners for the year included Intel Corp., Express Scripts, Inc., Texas Instruments, Inc., Advanced Micro Devices, Inc., Freeport-McMoran Cooper & Gold, Inc., Moody’s Corp., E-Trade Group, Inc., and Franklin Resources, Inc.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Macro 100 Fund, Trust Shares and Investment Shares

$13,000
$12,000
$11,000
$10,000
$9,000
4/30/04
Jun-04
Dec-04
Jun-05
12/31/05
$11,759
$11,620
$11,219
$11,030
Huntington Macro 100 Fund, Investment A*
Huntington Macro 100 Fund, Trust
Huntington Macro 100 Fund, Investment B**
S&P 500†

Total Returns As of 12/31/05	One Year Return	Annualized Inception to Date Return (1)
Trust	4.72%	10.18%
Investment A, without load	4.46%	9.86%
Investment A, with load	(1.53)%	6.04%
Investment B, without CDSC	4.02%	9.39%
Investment B, with CDSC	(0.98)%	7.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge (CDSC) on any redemption less than two years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares, Investment A Shares and Investment B Shares commenced operations on April 30, 2004.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Mid Corp America Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of 11.36%, 11.05% and 10.51% for the Fund’s Trust, Investment A and Investment B Shares respectively, based on net asset value. In 2005, the Standard & Poor’s Mid Cap 400 Index (S&P 400)1 produced a total return of 12.55% and the Russell Midcap Index (RMCI)2 produced a total return of 12.71%, while the Lipper Mid Cap Core Average (LMCC)3 returned 10.26%.

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of Huntington Asset Advisors, Inc., which focuses on economic impact within equity markets. This sector weighting strategy contributed positively to the Fund’s performance, but shifts in industry performance due to short-term market changes hampered returns in the volatile fourth quarter. This was especially evident in the technology sector, where software and semiconductor industries caused a drag on performance. The correction that occurred in the energy sector, had a significantly negative impact on Fund returns. On the positive side, stock selection in the consumer discretionary and health care sectors combined with an underweighting in the consumer discretionary sector enhanced Fund performance. The Fund focused on the long-term sector and stock selection attributes that have aided the Fund’s performance over volatile cycles. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is a capitalization weighted index of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into category indicated. They do not reflect sales charges.

(4) Diversification does not assure a profit nor protect against loss.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

$16,000
$14,000
$12,000
$10,000
$8,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$15,723
$15,673
$15,563
$14,782
$14,460
$14,294
Huntington Mid Corp America Fund, Investment A*
Huntington Mid Corp America Fund, Trust
Huntington Mid Corp America Fund, Investment B**
RMCI†
S&P 400†
LMCC†

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	11.36%	19.75%	9.58%
Investment A, without load	11.05%	19.43%	9.25%
Investment A, with load	4.66%	17.08%	7.93%
Investment B, without CDSC	10.51%	18.84%	8.72%
Investment B, with CDSC	5.51%	18.13%	8.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than four years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

New Economy Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington New Economy Fund’s Trust, Investment A and Investment B Shares earned total returns (not including the deduction of applicable sales charges) of 12.27%, 11.87% and 11.40%, respectively, based on net asset value, significantly outperforming the Fund’s benchmark, the Russell 3000 Growth Index (RUS3G),1 which had a return of 5.17% for the same period. The Fund also outperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500),2 which had a return of 4.91% for the year.

The Fund’s results were achieved by maintaining a highly diversified portfolio, with 234 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market.3 The Fund’s unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy – information technology, healthcare, and consumer discretionary – further enhanced performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	12.27%	22.56%	10.42%
Investment A, without load	11.87%	22.24%	10.14%
Investment A, with load	5.43%	19.86%	8.80%
Investment B, without CDSC	11.40%	21.65%	9.56%
Investment B, with CDSC	6.40%	20.97%	9.26%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$16,147
$15,349
$15,038
$10,918
$9,564
Huntington New Economy Fund, Investment A*
Huntington New Economy Fund, Trust
Huntington New Economy Fund, Investment B**
RUS3G†
S&P 500†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS3G and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than four years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The RUS3G and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Rotating Markets Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the total returns (not including the deduction of applicable sales charges) for the Huntington Rotating Markets Fund’s Trust and Investment A Shares were 9.44% and 9.24%, respectively, based on net asset value. This compared to the total return of 4.91% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500).1 The Fund outperformed its benchmark in 2005 primarily due to the Fund’s heavy concentration in equity markets outside the United States. Also contributing to its outperformance was the Fund’s U.S. strategy of focusing on small- and mid-cap indices.

Throughout 2005, the Fund was invested in the global segment of the stock market with an emphasis on international and emerging markets.2 Reasonable valuations, stronger economic growth, and plenty of liquidity caused international markets, in general, and emerging markets, in particular, to outperform the S&P 500 as evidenced by the 2005 returns for the Morgan Stanley Capital International (MSCI) Europe, Far East and Australasia Index (EAFE)3 and the MSCI European Index4of 13.5% and 8.8% respectively. Even more significant were the returns of the MSCI Emerging Markets Index,5 the Standard & Poor’s Latin America 40 Index,6 the MSCI Mexico Index,7 and the MSCI Brazil Index8 of 32.6%, 54.6%, 43.8%, and 52.7% respectively at December 31, 2005.

The Fund continued its bias of emphasizing investment exposure to the mid- and small-cap segments of the U.S. stock market. The exposure was based on the belief that valuation levels and earnings growth would be superior to that of the large-cap segment and would justify superior performance relative to the S&P 500. This occurred as the returns for the Standard & Poor’s Mid Cap 400 Index9 and the Standard & Poor’s Small Cap 600 Index10 were 12.6% and 7.7% respectively at December 31, 2005.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is umanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(3) The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 16 countries in the European region. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(5) The MSCI Emerging Markets Index is an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(6) The Standard & Poor’s Latin America 40 Index is an unmanaged index of highly liquid securities from major economic sectors of the Mexican and South American equity markets. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(7) The MSCI Mexico Index is an unmanaged index of publicly traded securities in the Mexican equity market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(8) The MSCI Brazil Index is an unmanaged index of publicly traded securities in the Brazilian equity market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(9) The Standard & Poor’s Mid Cap 400 Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(10) The Standard & Poor’s Small Cap 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Markets Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	9.44%	15.25%	3.18%
Investment A, without load	9.24%	14.97%	2.93%
Investment A, with load	7.59%	14.41%	2.60%

$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$11,571
$11,273
$10,816
5/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
Huntington Rotating Markets Fund, Investment A*
S&P 500†
Huntington Rotating Markets Fund, Trust

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Investment A Shares.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) The Fund commenced operations for all classes on May 1, 2001.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Situs Small Cap Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

The Huntington Situs Small Cap Fund experienced a very positive year in 2005 in both relative and absolute terms. The Fund generated a total rate of return (not including the deduction of applicable sales charges) of 16.20%, 15.87% and 15.28% for the Fund’s respective Trust, Investment A and Investment B shares, based upon net asset value, more than doubling the Standard & Poor’s Small Cap 600 Index (S&P 600)1 return of 7.70%. Consequently, the Wall Street Journal, in its year-end analysis, placed the Fund’s Trust Shares in the top 10 in the Small Cap Core universe. The Wall Street Journal ranked the Fund 9 out of 634 Small Cap Core Funds based on total return for the one-year period ended December 31, 2005. The Fund also earned a 4-Star Overall Morningstar Rating™ out of 443 funds in the Small Blend category based on risk-adjusted total return as of December 31, 2005. The overall rating is derived from a weighted average of the Fund’s three-, five-, and ten-year average annual returns, as applicable.2

Several of the Fund’s larger holdings experienced extraordinary performance. Cerner Corp., the Fund’s largest holding for much of the year, rose some 70.98%. Based on the selection of this stock, the portfolio manager won the annual Forbes Magazine stock-picking contest. Other concentrated holdings which performed well during the reporting period included: Florida Rock Industries, up 25%; Universal Forest Products, Inc., up 27.5%, Precision Cast Parts Corp., up 58% and Intergraph Corp., up 85%. The energy sector was also overweighted during the year and one of the energy holdings, Spinnaker Exploration, Co., was an acquisition target and rose some 86.7% for the year. Other energy-related holdings performed well as oil and natural gas prices soared during most of the year.

The Fund primarily focused on those companies whose securities would be positively impacted by a geographical advantage over their competition: such as favorable tax treatment (including tax incentives), opportunities afforded due to the proximity to a region that is experiencing significant immigration, or even meteorological events (hurricanes or snowfall).

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The Index is unmanaged, and unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Ratings are for the Trust Shares; other classes may have different performance characteristics. For the 3-year period ended 12/31/05, the Fund received 4 stars, and was rated among 443 funds. Past performance is no guarantee of future results.

© 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Small Cap Fund, Trust Shares and Investment Shares

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
9/30/02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$20,263
$19,476
$19,231
$18,942
$16,232
Huntington Situs Small Cap Fund, Investment A*
Huntington Situs Small Cap Fund, Trust
S&P 500†
Huntington Situs Small Cap Fund, Investment B**
S&P 600†

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Cumulative Inception to Date Return (1)
Trust	16.20%	25.63%	24.25%
Investment A, without load	15.87%	25.33%	23.94%
Investment A, with load	9.19%	22.89%	21.70%
Investment B, without CDSC	15.28%	24.70%	23.33%
Investment B, with CDSC	10.34%	24.05%	22.75%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than four years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on September 30, 2002.

† The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Fixed Income Securities Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer, MBA
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Fixed Income Securities Fund’s Trust, Investment A and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 1.86%, 1.56% and 1.06%, respectively, based on net asset value. These returns were in line with the Fund’s benchmark, the Lehman Brothers Government/Credit Bond Index (LBGCBI),1 which had a total return of 2.37% for the same period. The returns were also comparable to the 1.77% total return of the Lipper Intermediate Investment Grade Debt Funds Average,2 the Fund’s peer group.

Strong economic growth, an inflation scare, and the Federal Reserve Board raising short-term yields from 2.25% to 4.25% resulted in one of the worst annual return periods for bonds in three decades. Broad market indices such as the Lehman Brothers Aggregated Bond Index3 showed a total return of 2.43% during the year. Sector performance favored higher quality/lower risk with top honors going to agency, mortgage- and asset-backed sectors. Corporate issuers fared worst as lower quality issuers significantly underperformed Treasury bonds.

The Fund generated competitive returns for the year compared to its benchmark index and peer group. Positive contributors to performance included upgrading portfolio quality, yield curve positioning (short-term yields rising more than long-term yields), and defensive maturity allocations. Detractors from performance mainly came from the corporate bond market in the form of damaging takeover activity. Leveraged buyouts (LBOs) are great for equity holders because a takeover premium is offered to entice shareholders into agreeing to the change of control. However, LBO activity is often proportionately bad for bondholders because the premium paid to shareholders is usually financed with debt. These situations are extremely difficult to anticipate, but we have taken steps to lessen further exposure such as avoiding consolidating industries, focusing on larger capitalization company bonds, and increasing diversification.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The LBGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) The Lehman Brothers Aggregated Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	1.86%	3.19%	5.03%	5.07%	6.42%
Investment A, without load	1.56%	2.93%	4.76%	4.81%	5.98%
Investment A, with load	(3.27)%	1.27%	3.74%	4.30%	5.63%
Investment B, without CDSC (2)	1.06%	2.42%	4.22%	4.11%	5.22%
Investment B, with CDSC (2)	(3.83)%	1.48%	3.88%	4.11%	5.22%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$18,194
$16,398
$15,229
$14,964
Huntington Fixed Income Securities Fund, Investment A*
Huntington Fixed Income Securities Fund, Trust
Huntington Fixed Income Securities Fund, Investment B**
LBGCBI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 2.00% effective December 31, 1993 ($10,000 investment minus $200 sales load = $9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 1, 1991, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund‘s performance. The index is unmanaged.

Intermediate Government Income Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 1.33%, 1.08%, and 0.57% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. This compared with the Lehman Brothers Intermediate Government/Credit Index (LBIGC) return of 2.01%,1 the Merrill Lynch U.S. Treasurys/Agencies 1-10 Years Index (MLTA 1-10) return of 1.63%2 and the Lipper Short-Intermediate Government Funds Average of 1.01%3 for the same period.

During 2005, broad market indices showed a return of 2.43% during the year. Sector performance favored higher quality/lower risk with top honors going to agency, mortgage, and asset-backed sectors. The Fund’s underperformance against its benchmark index, the LBIGC, was due to the high credit quality of its portfolio. The Fund benefited from overweight positions in both agencies and mortgage-backed securities during the reporting period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	1.33%	1.78%	4.35%	5.06%	5.52%
Investment A, without load	1.08%	1.52%	4.09%	4.80%	5.33%
Investment A, with load	(3.69)%	(0.10)%	3.08%	4.29%	4.96%
Investment B, without CDSC (2)	0.57%	1.00%	3.56%	4.27%	4.80%
Investment B, with CDSC (2)	(4.31)%	0.07%	3.21%	4.27%	4.80%

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$17,571
$16,999
$16,382
$15,227
$15,198
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
Huntington Intermediate Government Income Fund, Investment A*
Huntington Intermediate Government Income Fund, Trust
Huntington Intermediate Government Income Fund, Investment B**
LBIGC†
MLTA 1-10†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 12, 2003.

(2) Prior to May 12, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Michigan Tax-Free Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2005, the Huntington Michigan Tax-Free Fund’s Trust, Investment A Shares and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 0.88%, 0.63% and 0.22%, respectively, based on net asset value. The return of the Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average,1 was 1.45% for the same period. The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)2 had a total return of 1.72% for the reporting period. The Fund was positioned more defensively than the benchmark with a shorter duration, resulting in relative underperformance.

The Fund was positively impacted by the strong performance of municipals in 2005. Municipal bonds maintained 75-95% of their value versus Treasury yields in 20053 as compared to historical average levels of value which, as a percentage of Treasurys were 74%. Although the number of deals increased, the size of new issues was smaller in 2005 and thus offered good price support to the Fund.

In general, the low quality bond sector did fairly well in 2005, but the steady performance came from the higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds was very tight in 2005 from a historical standpoint. In 2005, the best predictable value was from the highest quality municipals, which positively affected the Fund.

The Fund was positioned with a shorter duration of 3.5-4.0 years in an effort to reduce interest rate risk.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(2) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(3) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(4) Duration is a measure of security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	0.88%	1.79%	3.45%	4.02%	4.81%
Investment A, without load	0.63%	1.50%	3.19%	3.77%	4.62%
Investment A, with load	(4.18)%	(0.14)%	2.20%	3.27%	4.26%
Investment B, without CDSC (2)	0.22%	0.99%	2.68%	3.25%	4.10%
Investment B, with CDSC (2)	(4.69)%	0.04%	2.32%	3.25%	4.10%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
$16,702
$14,835
$13,792
$13,775
Huntington Michigan Tax-Free Fund, Investment A*
Huntington Michigan Tax-Free Fund, Investment B**
Huntington Michigan Tax-Free Fund, Trust
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 19, 2003.

(2) Prior to May 19, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Mortgage Securities Fund As of 12/31/05

Management’s Discussion of Fund Performance
Co-Portfolio Managers: William G. Doughty, MBA
Vice President
Gustave J. Seasongood
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 1.96%, 1.68%, and 1.16% for the Fund’s Trust, Investment A and Investment B Shares, respectively based on net asset value. This compared to the total return of 2.61% for the Fund’s benchmark, the Lehman Brothers Mortgage Backed Securities Index (LBMBSI)1 and the Lipper U.S. Mortgage Funds Average2 return of 1.93% for the same reporting period.

During 2005, the Fund’s investment in Real Estate Investment Trusts (REITs) contributed positively to performance versus its benchmark index. As measured by the Standard & Poor’s REIT Index,3 REITs produced a total return of 11.62% for 2005 and the Fund had a portfolio weighting in REITs of 8.0% at year end. Performance was also helped by the selection of both mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs) during the year. Due to the slow down of refinancing in the mortgage market, and an increase in demand for yield products by large domestic banks and foreign central banks, yield spreads tightened for MBS products versus Treasurys during the year. Underperformance was due primarily to the shorter duration of the Fund versus the benchmark as longer securities outperformed shorter duration securities for the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1) The LBMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The Standard & Poor’s REIT Index is comprised of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	1.96%	4.92%	6.09%	6.29%	6.13%
Investment A, without load	1.68%	4.66%	5.82%	6.02%	5.89%
Investment A, with load	(3.13)%	2.97%	4.78%	5.51%	5.51%
Investment B, without CDSC (2)	1.16%	4.09%	5.26%	5.47%	5.35%
Investment B, with CDSC (2)	(3.76)%	3.16%	4.93%	5.47%	5.35%

$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$18,399
$18,202
$17,097
$17,040
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
Huntington Mortgage Securities Fund, Investment A*
Huntington Mortgage Securities Fund, Investment B**
Huntington Mortgage Securities Fund, Trust
LBMBSI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on June 2, 1992 and Investment B Shares commenced operations on May 13, 2003.

(2) Prior to May 13, 2003, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Ohio Tax-Free Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the year ended December 31, 2005, the Huntington Ohio Tax-Free Fund’s Trust, Investment A and Investment B Shares produced total returns (not including the deduction of applicable sales charges) of 0.85%, 0.59% and 0.10%, respectively, based on net asset value. These returns were comparable to the 0.87% return for the same period for the Lipper Ohio Intermediate Municipal Debt Funds Average,1 the Fund’s peer group. The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB)2 had a total return of 1.72% for the reporting period. The Fund was positioned more defensively than its benchmark with a shorter duration, resulting in relative underperformance.

The Fund was positively impacted by the strong performance of municipals in 2005. Municipal bonds maintained 75-95% of their value versus Treasury yields in 20053 as compared to historical average levels of value which, as a percentage of Treasurys were 74%. Although the number of deals increased, the size of new issues was smaller in 2005 and thus offered good price support to the Fund.

In general, the low quality bond sector did fairly well in 2005, but the steady performance came from the higher quality general obligation and essential service bonds. The yield spread between low quality and high quality bonds was very tight in 2005 from a historical standpoint. In 2005, the best predictable value was from the highest quality municipals, which positively affected the Fund.

The Fund was positioned with a shorter duration of 3.5-4.0 years in an effort to reduce interest rate risk.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(2) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(3) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(4) Duration is a measure of security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	0.85%	1.92%	3.49%	3.90%	4.91%
Investment A, without load	0.59%	1.67%	3.23%	3.64%	4.32%
Investment A, with load	(4.18)%	0.03%	2.23%	3.14%	3.98%
Investment B, without CDSC (2)	0.10%	1.15%	2.71%	3.12%	3.80%
Investment B, with CDSC (2)	(4.77)%	0.21%	2.36%	3.12%	3.80%

$17,500
$15,500
$13,500
$11,500
$9,500
$16,702
$14,660
$13,619
$13,601
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
Huntington Ohio Tax-Free Fund, Investment A*
Huntington Ohio Tax-Free Fund, Investment B**
Huntington Ohio Tax-Free Fund, Trust
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares and the maximum 5.00% contingent deferred sales charge for the Investment B Shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 2.00% effective December 31, 1993 ($10,000 investment minus $200 sales load = $9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on October 18, 1988, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 2, 2003.

(2) Prior to May 2, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Short/Intermediate Fixed Income Securities Fund As of 12/31/05

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2005, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 0.54% and 0.34%, for the Fund’s Trust and Investment A Shares, respectively, based on net asset value. This compared with the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC) return of 1.44%1 and the Lipper Short-Intermediate Investment Grade Debt Fund Average of 1.16%2 for the same period.

Overall, performance of the Fund for 2005 trailed its benchmark index due to the shorter duration3 of the Fund versus the index. The overweight in the short end of the curve hurt the Fund as the Federal Funds rate was increased by 200 basis points during the year and longer term yields increased slightly. During 2005, corporate bonds had another good year with a return 1.97% versus the return for two-year Treasury securities of 1.45%.4 At fiscal year end, the Fund held 67% of its portfolio in corporate debt and 32% in federal agencies. During the last half of 2005, while merger activity was a major risk to bond investors, the Fund’s portfolio was upgraded by selling lower rated securities and buying better quality assets.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Duration is a measure of security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/05	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	0.54%	1.54%	3.28%	4.28%	5.65%
Investment A, without load (2)	0.34%	1.32%	3.04%	4.03%	5.40%
Investment A, with load (2)	(1.18)%	0.82%	2.73%	3.87%	5.30%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$16,845
$15,202
$14,622
12/31/95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
12/31/05
Huntington Short/Intermediate Fixed Income Securities Fund, Investment A*
Huntington Short/Intermediate Fixed Income Securities Fund, Trust
ML 1-5YGC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A Shares.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1) Trust Shares commenced operations on July 3, 1989 and Investment A Shares commenced operations on May 9, 2003.

(2) Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Investment A Shares 12b-1 fees and sales charge.

† The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Huntington Florida Tax-Free Money Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Demand Notes	80.7%
General Market Notes	18.9%
Cash	2.0%
Liabilities in Excess of Other Assets	(1.6)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value
Municipal Bonds -- 99.6%
Florida -- 89.1%
$750,000	Alachua County, FL, Health Facilities Authority Revenue, 3.750%, 12/1/12**	$750,000
100,000	Broward County, FL, Educational Facilities Authority Revenue, 3.750%, 4/1/24**	100,000
1,100,000	Broward County, FL, Educational Facilities Authority Revenue, 3.530%, 11/1/31**	1,100,000
850,000	Broward County, FL, Housing Finance Authority Multifamily Revenue, 3.510%, 5/15/27**	850,000
500,000	Broward County, FL, School District, Series A, G.O., 5.000%, 2/15/06	501,685
250,000	Charlotte County, FL, Utility Revenue, Series B, 3.550%, 10/1/21	250,000
1,000,000	Collier County, FL, Educational Facilities Revenue, 3.560%, 4/1/28**	1,000,000
1,700,000	Collier County, FL, Health Facilities Authority Revenue, 3.700%, 1/1/35**	1,700,001
500,000	Dade County, FL, Water & Sewer Systems Revenue, 3.380%, 10/5/22**	500,000
295,000	Flagler County, FL, Public Improvements, G.O., 3.000%, 7/1/06	295,284
1,000,000	Flagler County, FL, School District Notes, G.O., 3.000%, 6/15/06	1,001,325
250,000	Florida State Board of Education, G.O., 4.000%, 6/1/06	251,367
500,000	Florida State Board of Education, G.O., 5.200%, 6/1/08	509,116
1,000,000	Gulf Coast University, FL, Capital Improvements Revenue, 3.550%, 12/1/33**	1,000,000
800,000	Highlands County, FL, Health Facilities Authority Revenue, 3.550%, 12/1/26**	800,000
500,000	Hillsborough County, FL, Aviation Authority Refunding Revenue, 3.570%, 12/1/30**	500,000
Principal Amount		Value
Municipal Bonds -- (Continued)
Florida -- (Continued)
$1,100,000	Jacksonville, FL, Electric Authority Revenue, Series B, 3.330%, 10/1/34**	$1,100,000
1,150,000	Jacksonville, FL, Health Facilities Authority Revenue, 3.750%, 10/1/15**	1,150,000
1,000,000	Jacksonville, FL, Health Facilities Authority Revenue, 3.390%, 8/15/19**	1,000,000
415,000	Jacksonville, FL, Health Facilities Authority Revenue, 3.000%, 8/15/21**	415,000
1,085,000	Jacksonville, FL, Health Facilities Authority Revenue, 3.000%, 8/15/33**	1,085,000
800,000	Jacksonville, FL, Health Facilities Authority Revenue, 3.750%, 8/15/33**	800,000
300,000	Jacksonville, FL, Health Facilities Authority Revenue, Genesis Rehabilitation Hospital, 3.750%, 5/1/21**	300,000
575,000	Lakeland, FL, Electric & Water Revenue, 5.500%, 10/1/26	595,631
1,200,000	Lee County, FL, Development Authority Health Care Facilities Revenue, 3.750%, 10/1/23**	1,200,000
700,000	Maitland, FL, G.O., 3.000%, 7/1/06	701,425
500,000	Orange County FL, School District Revenue, 4.500%, 9/16/06	505,152
600,000	Orange County, FL, Health Facilities Authority Revenue, 3.580%, 11/15/14**	600,000
400,000	Orange County, FL, School Board, Series B, 3.700%, 8/1/27**	400,000
1,100,000	Orlando & Orange County, FL, Expressway Revenue, 3.450%, 7/1/25**	1,100,000
500,000	Palm Beach County, FL, Housing Finance Authority Revenue, 3.400%, 11/1/07**	500,000
200,000	Palm Beach County, FL, Revenue, 3.430%, 5/1/25**	200,000
Principal Amount		Value
Municipal Bonds -- (Continued)
Florida -- (Continued)
$1,050,000	Palm Beach County, FL, Revenue, 3.500%, 3/1/30**	$1,050,000
700,000	Palm Beach County, FL, Revenue, 3.530%, 11/1/36**	700,000
600,000	Palm Beach County, FL, School Board Certificate Participation Revenue, Series B, 3.390%, 8/1/27**	600,000
750,000	Pinellas County, FL, Health Facilities Authority Revenue, 4.000%, 6/30/06	752,806
700,000	Pinellas County, FL, Health Facilities Authority Revenue, 3.820%, 12/1/15**	700,000
1,200,000	Pinellas County, FL, Health Facilities Authority Revenue, 3.750%, 7/1/34**	1,200,000
500,000	Sarasota County, FL, Health Facilities Authority Revenue, 3.480%, 7/1/35**	500,000
1,400,000	Sarasota County, FL, Hospital Improvements Revenue, Series A, 3.750%, 7/1/37**	1,400,000
800,000	The University of North Florida Foundation, Inc., Revenue, 3.580%, 5/1/28**	800,000
100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, 3.510%, 1/15/32**	100,000

		30,563,792

Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Georgia -- 3.5%
$1,200,000	Atlanta, GA, Water & Wastewater Revenue, 3.700%, 11/1/41**	$1,200,000

Ohio -- 3.5%
1,200,000	Trumbull County, OH, Health Care Revenue, 3.750%, 10/1/31**	1,200,000

Texas -- 3.5%
1,200,000	Bell County, TX, Health Facilities Development Corp. Revenue, 3.700%, 8/15/31**	1,200,000

Total Municipal Bonds (Cost $34,163,792)		34,163,792

Cash Equivalent -- 2.0%
683,300	Fidelity Institutional Tax-Exempt Fund	683,300

Total Cash Equivalent (Cost $683,300)		683,300

Total Investments (Cost $34,847,092) (a) -- 101.6%		34,847,092

Liabilities in Excess of Other Assets -- (1.6)%		(543,334)

Net Assets -- 100.0%		$34,303,758

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Money Market Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agencies	86.9%
Repurchase Agreements	6.6%
Commercial Paper	6.3%
Cash	0.5%
Liabilities in Excess of Other Assets	(0.3)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Government Agencies -- 86.9%
Federal Agricultural Mortgage Corporation -- 13.8%
$15,000,000	4.010%, 1/11/06	$14,983,313
15,000,000	4.060%, 1/30/06	14,950,942
15,000,000	4.060%, 2/1/06	14,947,623
20,000,000	4.070%, 2/13/06	19,902,772
10,000,000	4.170%, 2/15/06	9,947,875
15,000,000	4.200%, 2/27/06	14,900,369
20,000,000	4.270%, 3/30/06	19,791,244

		109,424,138

Federal Farm Credit Bank -- 10.2%
18,000,000	3.900%, 1/18/06	17,966,850
8,000,000	4.150%, 1/20/06	7,982,478
20,000,000	4.200%, 2/3/06	19,923,000
20,000,000	4.170%, 2/6/06	19,916,600
15,000,000	4.250%, 3/3/06	14,891,979

		80,680,907

Federal Home Loan Bank -- 25.1%
15,000,000	4.020%, 1/6/06	14,991,625
30,000,000	3.620%, 1/9/06	29,975,866
15,000,000	4.170%, 1/13/06	14,979,150
15,000,000	4.080%, 1/18/06	14,971,100
14,563,000	4.110%, 1/24/06	14,524,760
20,000,000	3.870%, 1/25/06	19,948,400
15,000,000	4.150%, 1/26/06	14,956,771
15,000,000	4.130%, 1/27/06	14,955,258
15,000,000	4.160%, 2/17/06	14,918,533
20,000,000	3.900%, 2/23/06	19,885,167
15,000,000	4.050%, 3/8/06	14,888,625
10,000,000	4.049%, 6/14/06	10,000,000

		198,995,255

Federal Home Loan Mortgage Corporation -- 29.1%
10,000,000	4.170%, 1/17/06	9,981,467
20,000,000	4.190%, 1/23/06	19,948,850
20,000,000	4.010%, 1/24/06	19,948,761
15,000,000	4.200%, 2/7/06	14,935,250
10,000,000	4.150%, 2/14/06	9,949,278
20,000,000	4.220%, 2/16/06	19,892,156
15,000,000	4.230%, 2/21/06	14,910,113
20,000,000	4.250%, 2/28/06	19,863,056
15,000,000	4.270%, 3/7/06	14,884,354
15,000,000	4.260%, 3/14/06	14,872,200
15,000,000	4.290%, 3/28/06	14,846,275
30,000,000	3.870%-4.100%, 1/3/06	29,993,357
Principal Amount or Shares		Value
U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$26,325,000	4.020%-4.160%, 1/10/06	$26,298,251

		230,323,368

Federal National Mortgage Association -- 8.7%
15,000,000	4.060%, 1/9/06	14,986,467
15,000,000	4.090%, 1/17/06	14,972,733
18,000,000	4.130%, 2/8/06	17,921,530
11,000,000	4.240%, 2/22/06	10,932,663
9,974,000	4.260%, 2/22/06	9,912,627

		68,726,020

Total U.S. Government Agencies (Cost $688,149,688)		688,149,688

Repurchase Agreements -- 6.6%
52,313,900	Morgan Stanley Dean Witter & Co., 4.130%, dated 12/30/05, due 1/3/06, repurchase price $52,337,906 (Fully collateralized by FHLB securities)	52,313,900

Total Repurchase Agreements (Cost $52,313,900)		52,313,900

Commercial Paper -- 6.3%
Bank Holding Companies -- 1.9%
15,000,000	International Bank for Reconstruction & Development, 3.960%, 1/4/06	14,995,050

National Banks, Commercial -- 2.5%
20,000,000	Bank of America, 4.270%, 1/31/06	19,928,833

Security Brokers & Dealers -- 1 .9%
15,000,000	Goldman Sachs, 4.210%, 1/4/06	14,994,738

Total Commercial Paper (Cost $49,918,621)		49,918,621

Cash Equivalent -- 0.5%
Cash & Equivalents -- 0.5%
4,000,000	Meeder Institutional Money Market Fund	4,000,000

Total Cash Equivalent (Cost $4,000,000)		4,000,000

Total Investments (Cost $794,382,209) (a) -- 100.3%		794,382,209

Liabilities in Excess of Other Assets -- (0.3)%		(2,157,155)

Net Assets -- 100.0%		$792,225,054

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Municipal Money Market Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Demand Notes	77.9%
General Market Notes	16.5%
Commercial Paper	2.8%
Cash	2.5%
Other Assets in Excess of Liabilities	0.3%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value
Municipal Bonds -- 94.4%
$1,600,000	Akron, OH, Hospital District Revenue, Series B, (LOC-Bank One N.A.), 3.560%, 11/1/34**	$1,600,000
2,000,000	Ashland, OH, Various Purpose Improvement Notes, G.O., 4.000%, 5/25/06	2,007,659
1,200,000	Bexley, OH, G.O., BAN, 3.250%, 5/4/06	1,201,375
475,000	Brunswick, OH, G.O., 4.000%, 9/14/06	477,911
1,990,000	Brunswick, OH, Storm Water Drainage Systems Notes, G.O., 4.250%, 5/24/06	1,999,460
5,000,000	Butler County, OH, Capital Funding Revenue, Series A, (LOC-U.S. Bank), 3.520%, 6/1/35**	5,000,000
600,000	Butler County, OH, Hospital Facilities Revenue, (Middletown Regional Hospital), (LOC-Bank One N.A.), 3.520%, 11/1/10**	600,000
3,000,000	Canal Winchester, OH, Local School District, Series C, G.O., 4.350%, 11/28/06	3,027,635
1,800,000	Cincinnati & Hamilton County, OH, Port Authority, Revenue, Kenwood Office Associate Project, (LOC-Fifth Third Bank), 3.800%, 9/1/25**	1,800,000
2,400,000	Cleveland, OH, Airport System Revenue, (FSA Ins), 3.600%, 1/1/31**	2,400,000
1,000,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, 3.580%, 1/1/34**	1,000,000
2,010,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins), 3.420%, 5/15/24**	2,010,000
1,000,000	Cleveland, OH, Waterworks Revenue, (FGIC Ins), 3.490%, 1/1/33**	1,000,000
Principal Amount		Value
Municipal Bonds -- (Continued)
$1,000,000	Cleveland, OH, Waterworks Revenue, Series H, (MBIA Ins), 5.750%, 1/1/26	$1,020,000
1,950,000	Columbus, OH, Airport Authority Revenue, (LOC-U.S. Bank), 3.520%, 7/1/35**	1,950,000
800,000	Columbus, OH, G.O., (Westdeutsche Landesbank Ins), 3.480%, 6/1/16**	800,000
5,350,000	Columbus, OH, Regulation Airport Authority Revenue, (LOC-U.S. Bank), 3.520%, 3/1/34**	5,350,000
2,030,000	Columbus, OH, Regulation Airport Authority Revenue, Series A, (LOC-U.S. Bank N.A.), 3.520%, 1/1/30**	2,030,000
1,500,000	Columbus, OH, Sewer Improvements Refunding Revenue, 3.510%, 6/1/11**	1,500,000
650,000	Dover, OH, Sewer Improvements, G.O., 3.500%, 10/19/06	651,502
500,000	Fairfield County, OH, G.O., 3.500%, 10/19/06	501,155
422,000	Fairfield County, OH, G.O., BAN, 3.850%, 12/14/06	423,746
2,000,000	Fairfield County, OH, Wastewater Systems, G.O., BAN, 4.000%, 8/30/06	2,012,162
900,000	Fairfield County, OH, Water System Improvements, G.O., BAN, 3.300%, 4/6/06	901,482
2,965,000	Franklin County, OH, Hospital Revenue, 3.490%, 12/1/20**	2,965,000
1,795,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), Series B, (LOC-National City Bank), 3.500%, 12/1/28**	1,795,000
Principal Amount		Value
Municipal Bonds -- (Continued)
$225,000	Franklin County, OH, Hospital Revenue, Ohio Health Corp., Series D, (LOC-National City Bank), 3.500%,7/1/29**	$225,000
12,425,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC-Citibank N.A.), 3.490%, 12/1/21**	12,424,999
1,800,000	Franklin County, OH, Industrial Development Revenue, (LOC-Bank One), 2.880%, 11/1/14**	1,800,000
510,000	Franklin County, OH, Revenue, Series C-2, (FGIC Ins), 3.550%, 12/1/38**	510,000
500,000	Geauga County, OH, Health Care Facilities, Heather Hill Inc. Project, Series B, 3.500%, 7/1/23**	500,000
600,000	Geauga County, OH, Library Administration, G.O., 3.000%, 3/2/06	600,529
1,040,000	Greene County, OH, G.O., BAN, 3.500%, 8/16/06	1,043,262
425,000	Greene County, OH, G.O., BAN, Series A, (Various), 3.000%, 2/23/06	425,361
3,000,000	Hamilton County, OH, Economic Development Revenue, (LOC-Fifth Third Bank), 3.600%, 11/1/21**	3,000,000
2,300,000	Hamilton County, OH, Economic Development Revenue, Xavier High School Project, (LOC-Fifth Third Bank), 3.560%, 4/1/28**	2,300,000
1,180,000	Hamilton County, OH, Hospital Facilities Revenue, 3.500%, 5/15/28**	1,180,000
4,385,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series F, 3.530%, 1/1/18**	4,385,000
50,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series B, (MBIA Ins), 3.530%, 1/1/18**	50,000
3,650,000	Hamilton County, OH, Hospital Facilities Revenue, Series A, (LOC-JP Morgan Chase Bank), 3.530%, 6/1/27**	3,650,000
2,000,000	Hamilton County, OH, Industrial Development Revenue, 3.160%, 10/15/12**	2,000,000
Principal Amount		Value
Municipal Bonds -- (Continued)
$1,845,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC-U.S. Bank), 3.510%, 12/1/26**	$1,845,000
1,865,000	Harrison Township, OH, Public Improvements Revenue, (LOC-Fifth Third Bank), 3.540%, 12/1/24**	1,865,000
2,000,000	Huron County, OH, Hospital Facilities Revenue, (Fisher-Titus Medical Center), Series A, (LOC-National City Bank), 3.520%, 12/1/27**	2,000,000
4,505,000	Kent State University, OH, Ohio Universities Revenue, (General Reciepts), (MBIA Ins), 3.550%, 5/1/31**	4,505,000
1,180,000	Kent, OH, G.O., BAN, 4.000%, 10/19/06	1,188,203
750,000	Mason, OH, City School District, G.O., 3.500%, 2/9/06	750,924
1,925,000	Mason, OH, Public Improvements, G.O., BAN, 4.000%, 6/29/06	1,936,947
1,125,000	Ohio State Air Quality Development Authority Refunding Revenue, Timken Project, (LOC-Fifth Third Bank), 3.680%, 11/1/25**	1,125,000
1,650,000	Ohio State Air Quality Development Authority Revenue, Ohio Edison Project, Series A, 3.550%, 2/1/14**	1,650,000
7,750,000	Ohio State Air Quality Development Authority Revenue, Series C, (LOC-Wachovia Bank), 3.750%, 6/1/23**	7,750,000
2,500,000	Ohio State Air Quality Development Authority, G.O., Series B, 3.460%, 3/15/25**	2,500,000
3,000,000	Ohio State Higher Education, 3.530%, 10/1/29**	3,000,000
3,150,000	Ohio State Higher Education Facilities Commission Revenue, John Carroll, Series B, (LOC-Allied Irish Bank PLC), 3.550%, 2/1/32**	3,150,000
1,125,000	Ohio State Higher Education Facilities Commission Revenue, Kenyon College Project, (LOC-National City Bank), 3.580%, 11/1/35**	1,125,000
Principal Amount		Value
Municipal Bonds -- (Continued)
$185,000	Ohio State Higher Education Facilities Common Revenue, (Various Higher Educational- Pooled Financing PG), (LOC-Fifth Third Bank), 3.610%, 9/1/24**	$185,000
2,285,000	Ohio State Higher Education Facilities Revenue, (LOC-Fifth Third Bank), 3.610%, 9/1/25**	2,285,000
1,500,000	Ohio State Higher Education Facilities Revenue, John Carroll University, (LOC-Allied Irish Bank PLC), 3.550%, 11/15/31**	1,500,000
3,625,000	Ohio State Higher Education Facilities Revenue, Xavier University, (LOC-Fifth Third Bank), 3.370%, 11/1/30**	3,625,000
1,400,000	Ohio State Higher Education Facilities, (LOC-Fifth Third Bank), 3.580%, 9/1/27**	1,400,000
1,000,000	Ohio State Higher Education, G.O., 3.000%, 2/1/06	1,000,519
2,400,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, 3.530%, 12/1/24**	2,400,000
3,060,000	Ohio State University General Receipts Revenue, (Various), 3.480%, 12/1/27**	3,060,000
600,000	Ohio State University General Receipts Revenue, (Various), 3.480%, 12/1/17**	600,000
975,000	Ohio State University, General Receipts Revenue, 3.480%, 12/1/07**	975,000
1,305,000	Ohio State University, Infrastructure Improvements, Series B, 3.540%, 8/1/21**	1,305,000
2,000,000	Ohio State University, Infrastructure Improvements, Series B, G.O., 3.540%, 8/1/17**	2,000,000
5,100,000	Ohio State University, School Improvements, G.O., Series A, 3.540%, 3/15/25**	5,100,000
500,000	Ohio State University, Series D, G.O., 3.540%, 2/1/19**	500,000
550,000	Ohio State Water Development Authority Refunding Revenue, (LOC-Wachovia Bank), 3.580%, 5/1/07**	550,000
Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
$1,635,000	Ohio State Water Development Authority Revenue, (Various) (MBIA Ins), 3.540%, 12/1/18**	$1,635,000
245,000	Pickerington, OH, G.O., 3.000%, 3/9/06	245,241
475,000	Richland County, OH, Bridge & Road Improvement, G.O., 4.000%, 8/8/06	477,906
165,000	Sandusky County, OH, BAN, 3.450%, 11/29/06	165,000
2,000,000	Sandy Valley, OH, Local School District, G.O., BAN, 4.250%, 6/21/06	2,008,951
4,275,000	Scioto County, OH, Hospital Revenue, VHA Center Inc., Capital Assets, Series G, 3.540%, 12/1/25**	4,275,000
4,700,000	Trumbull County, OH, Health Care Revenue, 3.750%, 10/1/31**	4,700,000
7,000,000	University of Akron, OH, General Receipts Revenue, (FGIC Ins), 3.500%, 1/1/29**	7,000,001
2,300,000	University of Cincinnati, OH, General Receipts Revenue, BAN, Series C, 4.000%, 3/28/06	2,306,855
7,240,000	University of Cincinnati, OH, General Receipts Revenue, Series B, (Various), (AMBAC Ins), 3.500%, 6/1/31**	7,240,000
275,000	Wilmington, OH, G.O., BAN, 3.750%, 9/29/06	276,286

Total Municipal Bonds (Cost $171,325,071)		171,325,071

Commercial Paper -- 2.8%
5,000,000	Cuyahoga County, OH, Cleveland Clinic, 2.800%, 1/10/06	5,000,000

Total Commercial Paper (Cost $5,000,000)		5,000,000

Cash Equivalent -- 2.5%
4,537,330	Fidelity Institutional Tax-Exempt Fund	4,537,330

Total Cash Equivalent (Cost $4,537,330)		4,537,330

Total Investments (Cost $180,862,401) (a) -- 99.7%		180,862,401

Other Assets in Excess of Liabilities -- 0.3%		536,375

Net Assets -- 100.0%		$181,398,776

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Treasury Bills	62.0%
Repurchase Agreements	38.3%
Liabilities in Excess of Other Assets	(0.3)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Treasury Bills -- 62.0%
$25,000,000	3.810%, 3/16/06	$24,804,218
15,000,000	4.000%, 4/6/06	14,841,508
15,000,000	3.980%, 4/13/06	14,830,808
15,000,000	4.040%, 4/20/06	14,816,744
25,000,000	3.420%-3.770%, 1/12/06	24,972,249
25,000,000	3.450%-3.520%, 1/19/06	24,956,325
25,000,000	3.500%-3.620%, 1/5/06	24,990,149
30,000,000	3.550%-3.720%, 2/23/06	29,839,454
30,000,000	3.630%-3.830%, 2/16/06	29,856,921
30,000,000	3.670%-3.790%, 1/26/06	29,920,906
30,000,000	3.720%-3.830%, 2/2/06	29,897,667
25,000,000	3.750%-3.800%, 2/9/06	24,897,842
30,000,000	3.750%-3.880%, 3/2/06	29,809,348
45,000,000	3.880%-3.950%, 3/9/06	44,672,621

Total U.S. Treasury Bills (Cost $363,106,760)		363,106,760

Repurchase Agreements -- 38.3%
40,000,000	Bear Stearns, 3.700%, dated 12/29/05, due 1/5/06, repurchase price $40,028,778 (Fully collateralized by U.S. Treasury securities)	40,000,000
40,000,000	Credit Suisse First Boston, 3.750%, dated 12/27/05, due 1/3/06, repurchase price $40,029,167 (Fully collateralized by U.S. Treasury securities)	40,000,000
40,000,000	Merrill Lynch & Co., Inc., 3.750%, dated 12/28/05, due 1/4/06, repurchase price $40,029,167 (Fully collateralized by U.S. Treasury securities)	40,000,000
Principal Amount		Value
Repurchase Agreements -- (Continued)
$54,051,300	Morgan Stanley Dean Witter & Co., 3.310%, due 1/3/06, repurchase price $54,071,179 (Fully collateralized by U.S. Treasury securities)	$54,051,300
10,000,000	The Goldman Sachs Group, Inc., 3.680%, dated 12/29/05, due 1/3/06, repurchase price $10,005,111 (Fully collateralized by U.S. Treasury securities)	10,000,000
40,000,000	The Goldman Sachs Group, Inc., 3.780%, dated 12/27/05, due 1/3/06, repurchase price $40,029,400 (Fully collateralized by U.S. Treasury securities)	40,000,000

Total Repurchase Agreements (Cost $224,051,300)		224,051,300

Total Investments (Cost $587,158,060) (a) -- 100.3%		587,158,060

Liabilities in Excess of Other Assets -- (0.3)%		(1,769,594)

Net Assets -- 100.0%		$585,388,466

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Dividend Capture Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks (includes 12.5% Real Estate Investment Trusts)	55.7%
Preferred Stocks (includes 2.4% Real Estate Investment Trusts)	42.5%
Other Investments (Collateral for Securities Lending)	1.3%
Exchange-Traded Funds	0.9%
Cash[1]	0.7%
Liabilities in Excess of Other Assets	(1.1)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 55.7%
Consumer Discretionary -- 3.1%
20,000	Genuine Parts Co.	$878,400
17,000	J.C. Penney Co., Inc.	945,200
38,000	Time Warner, Inc.	662,720
22,000	V.F. Corp.	1,217,480

		3,703,800

Consumer Staples -- 0.9%
2,000	Bunge Ltd.	113,220
50,000	ConAgra Foods, Inc.	1,014,000

		1,127,220

Energy -- 4.9%
30,000	ChevronTexaco Corp.	1,703,100
38,000	ConocoPhillips	2,210,840
27,000	Marathon Oil Corp.	1,646,190
4,000	Sunoco, Inc.	313,520

		5,873,650

Financials -- 17.1%
44,250	Allstate Corp.	2,392,598
54,000	American Capital Strategies Ltd.	1,955,340
55,000	Bank of New York Company, Inc.	1,751,750
6,500	Chubb Corp.	634,725
26,000	Hartford Financial Services Group, Inc.	2,233,140
60,000	KeyCorp	1,975,800
41,000	Lincoln National Corp.	2,174,230
28,000	Morgan Stanley Dean Witter & Co.	1,588,720
40,000	Protective Life Corp.	1,750,800
30,000	Safeco Corp.	1,695,000
48,000	Wachovia Corp.	2,537,279

		20,689,382

Health Care -- 4.1%
86,000	Bristol-Myers Squibb Co.	1,976,280
17,000	Merck & Co., Inc.	540,770
28,000	Pfizer, Inc.	652,960
39,000	Wyeth	1,796,730

		4,966,740

Shares		Value
Common Stocks -- (Continued)
Industrials -- 3.7%
15,000	Burlington Northern Santa Fe Corp.	$1,062,300
12,000	Cooper Industries Ltd.	876,000
14,000	Harsco Corp.	945,140
23,000	Norfolk Southern Corp.	1,031,090
15,000	Raytheon Co.	602,250

		4,516,780

Materials -- 2.4%
25,000	Inco Ltd.	1,089,250
47,000	Louisiana-Pacific Corp.	1,291,090
8,500	Weyerhaeuser Co.	563,890

		2,944,230

Real Estate Investment Trusts -- 12.5%
45,000	Bedford Property Investors, Inc.	987,300
20,000	CBL & Associates Properties, Inc.	790,200
18,000	Colonial Properties Trust	755,640
90,000	Commercial NET Lease Realty	1,833,300
29,000	Entertainment Properties	1,181,750
35,000	Equity Inns, Inc.	474,250
18,000	Equity Office Properties Trust	545,940
12,000	Equity Residential Properties Trust	469,440
23,500	First Industrial Realty Trust, Inc.	904,750
27,000	Heritage Property Investment	901,800
15,000	Home Properties, Inc.	612,000
95,000	HRPT Properties Trust	983,250
7,500	Kimco Realty Corp.	240,600
40,000	LTC Properties, Inc.	841,200
23,000	Mid-America Apartment Communities, Inc.	1,115,500
30,500	New Plan Excel Realty Trust	706,990
11,000	Parkway Properties, Inc.	441,540
8,000	Simon Property Group, Inc.	613,040
15,000	Sovran Self Storage, Inc.	704,550

		15,103,040

Shares		Value
Common Stocks -- (Continued)
Technology -- 2.7%
4,000	Hewlett Packard Co.	$114,520
20,000	Intel Corp.	499,200
8,000	Microsoft Corp.	209,200
15,000	Motorola, Inc.	338,850
38,000	Sabre Holdings Corp.	916,180
120,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,189,200

		3,267,150

Telecommunications -- 2.6%
61,192	AT&T, Inc.	1,498,582
60,000	BellSouth Corp.	1,626,000

		3,124,582

Utilities -- 1.7%
22,000	American Electric Power Co., Inc.	815,980
45,000	Duke Energy Corp.	1,235,250

		2,051,230

Total Common Stocks (Cost $63,622,657)		67,367,804

Preferred Stocks -- 42.5%
Consumer Discretionary -- 1.3%
60,000	The Walt Disney Co., 7.000%	1,530,000

Financials -- 28.7%
95,000	ABN Amro Capital Funding Trust V, 5.900%	2,250,550
60,000	Ace Ltd., Series C, 7.800%	1,566,000
24,800	AMBAC Financial Group, 7.000%	625,456
78,900	ASBC Capital I, 7.625%	2,021,418
30,000	Citigroup Capital Trust VIII, 6.950%	756,600
54,100	Comerica Capital Trust I, 7.600%	1,366,025
60,000	Compass Capital, 7.350%	1,519,200
33,400	Everest Re Capital Trust, 7.850%	851,032
50,000	Fleet Capital Trust VII, 7.200%	1,261,000
29,100	Fleet Capital Trust VIII, 7.200%	739,722
5,000	Goldman Sachs Group, Inc., Class A, 3.910%	128,500
24,000	Hartford Life Capital II, Series B, 7.625%	611,520
30,000	HSBC Holdings PLC, Series A, 6.200%	742,500
63,000	JPMorgan Chase & Co., Series X, 7.000%	1,602,090
60,000	Lehman Brothers Holdings, Inc., 6.500% (d)	1,575,000
33,000	Lincoln National Capital V, Series E, 7.650%	838,530
70,000	Merrill Lynch Capital Trust V, 7.280% (b)	1,828,400
15,000	Metlife, Inc., Series B, 6.500%	388,800
40,000	Morgan Stanley Capital Trust II, 7.250%	1,018,800
85,000	National Commerce Capital Trust II, 7.700%	2,167,500
Shares		Value
Preferred Stocks -- (Continued)
Financials -- (Continued)
40,000	Partnerre Capital Trust I, 7.900%	$1,020,000
42,300	PLC Capital Trust, 7.250%	1,077,804
6,500	Provident Financial Group, Inc., 8.375%	174,850
32,800	RenaissanceRe Holdings Ltd., Series B, 7.300%	828,528
85,000	Royal Bank of Scotland, Series N, 6.350%	2,136,050
86,800	SLM Corp., 6.000%	2,057,160
69,000	St. Paul Capital Trust, 7.600% (d)	1,769,850
7,000	Suntrust Capital IV, 7.125%	176,890
6,800	Torchmark Capital Trust I, 7.750%	175,508
50,000	Wells Fargo Capital Trust II, 7.000%	1,264,000

		34,539,283

Health Care -- 1.2%
58,600	Aetna, Inc., 8.500%	1,493,128

Industrials -- 1.7%
80,200	General Electric Capital Corp., 6.100%	2,023,446

Real Estate Investment Trusts -- 2.4%
6,500	Equity Residential Properties, Series D, 8.600%	166,010
20,000	HRPT Properties Trust, Series A, 9.875%	508,600
9,600	Prologis Trust, Series F, 6.750%	237,984
30,000	Public Storage, Series F, 6.45%	693,000
53,000	Public Storage, Series R, 8.000%	1,341,430

		2,947,024

Utilities -- 7.2%
91,000	BGE Capital Trust II, 6.200%	2,329,600
49,500	Consolidated Edison Co., Inc., 7.500%	1,249,875
30,000	Dominion CNG Capital Trust I, 7.800%	765,600
85,400	Entergy LA, Inc., 7.600%	2,168,306
87,600	Georgia Power Capital, 7.125%	2,210,148

		8,723,529

Total Preferred Stocks (Cost $52,602,814)		51,256,410

Mutual Funds -- 0.9%
Exchange Traded Funds -- 0.9%
50,000	AMEX Technology SPDR (d)	1,045,000

Total Mutual Funds (Cost $795,932)		1,045,000

Cash Equivalent -- 0.7%
838,936	Huntington Money Market Fund, Interfund Shares*	838,936

Total Cash Equivalent (Cost $838,936)		838,936

Principal Amount or Shares		Value
Short-Term Securities Held as Collateral for Securities Lending -- 1.3%
Commercial Paper -- 0.2%
$44,245	Bank of America Corp., 4.213%, 1/31/06	$44,245
25,885	Cafco LLC, 4.220%, 1/25/06	25,885
15,006	Cafco LLC, 4.220% 1/26/06	15,006
23,979	CRC Funding LLC 4.220%, 1/25/06	23,979
36,819	Curzon Funding LLC, 4.240%, 1/27/06	36,819
44,295	Park Granada LLC, 4.340%, 1/5/06	44,295
62,036	Three Pillars Fund 4-2 144A, 4.300%, 1/11/06	62,036
36,200	Three Pillars Fund 4-2 144A, 4.310%, 1/17/06	36,200

		288,465

Mutual Funds -- 0.1%
73,793	JPMorgan & Co., Inc.	73,793
1,133	JPMorgan Institutional Prime Money Market	1,133

		74,926

Repurchase Agreements -- 0.3%
147,636	JPMorgan Securities, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $147,707 (fully collateralized by U.S. Government Agencies and Mortgage Securities)	147,636
29,548	Morgan Stanley Dean Witter & Co., 4.270%, dated 12/30/05, due 1/3/06, repurchase price $29,562 (fully collateralized by U.S. Government Agencies and Mortgage Securities)	29,548
152,073	UBS Warburg Securities LLC, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $152,146 (fully collateralized by U.S. Government Agencies and Mortgage Securities)	152,073

		329,257

Variable Rate Obligations -- 0.7%
22,122	Arran Funding Ltd., 4.460%, 2/15/06	22,122
73,793	Bankone Class A 2004-4, 4.410%, 1/17/06	73,793
44,245	Bankone ISS Trust 2003-1, 4.420%, 1/17/06	44,245
23,669	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	23,669
73,793	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	73,793
36,819	Chase CCMT 2001-2, Class A, 4.420%, 1/17/06	36,819
Principal Amount		Value
Short-Term Securities Held as Collateral for Securities Lending -- (Continued)
Variable Rate Obligations -- (Continued)
$63,428	Chase CCOT 2001-1, Class A, 4.420%, 1/17/06	$63,428
40,687	Daimler Chrysler Master OT, 2003 Class A, 4.420%, 1/17/06	40,687
36,869	Deutsche Bank, 4.380%, 1/3/06	36,869
39,759	Discover CMT I 2001-2, 4.420%, 1/17/06	39,759
13,923	General Electric Capital Corp., 4.150%, 7/15/06	13,923
23,874	General Electric Capital Corp., 4.500%, 7/15/06	23,874
29,548	General Electric Capital Corp., 4.500%, 7/15/06	29,548
22,122	General Electric Capital Corp., 4.400%, 1/3/06	22,122
73,793	HBOS Treasury Services PLC, 4.550%, 3/30/06	73,793
59,096	Merrill Lynch & Co., Inc., 4.520%, 3/15/06	59,096
36,819	Merrill Lynch & Co., Inc., 4.380%, 1/3/06	36,819
32,500	Royal Bank of Scotland, 4.500%, 3/21/06	32,500
36,819	Santander Central Hispano, 4.190%, 1/23/06	36,819
36,819	Santander Central Hispano, 4.200%, 1/23/06	36,819
33,880	World Savings Bank, FSB, 4.370%, 1/19/06	33,880

		854,377

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,547,025)		1,547,025

Total Investments (Cost $119,407,364) (a) -- 101.1%		122,055,175

Other Assets in Excess of Liabilities -- (1.1)%		(1,331,181)

Net Assets -- 100.0%		$120,723,994

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Growth Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Technology	25.9%
Health Care	23.3%
Consumer Staples	15.3%
Energy	11.7%
Industrials	9.5%
Consumer Discretionary	6.2%
Financials	4.6%
Materials	1.9%
Other Investments (Collateral for Securities Lending)	1.8%
Telecommunications	0.7%
Cash[1]	0.3%
Liabilities in Excess of Other Assets	(1.2)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 99.1%
Consumer Discretionary -- 6.2%
52,000	Carnival Corp.	$2,780,440
94,960	Home Depot, Inc.	3,843,981
85,560	Kohl's Corp. (b)	4,158,216
6,200	McGraw-Hill Cos., Inc.	320,106
59,330	Media General, Inc.	3,008,031
5,600	Nordstrom, Inc.	209,440
5,000	Target Corp.	274,850
50,000	Time Warner, Inc.	872,000
2,315	V.F. Corp.	128,112

		15,595,176

Consumer Staples -- 15.3%
65,000	Anheuser Busch Cos., Inc.	2,792,400
8,250	Church & Dwight Co., Inc.	272,498
75,000	Colgate-Palmolive Co.	4,113,750
16,340	Constellation Brands, Inc. (b)	428,598
14,850	CVS Corp.	392,337
8,960	Dean Foods Co. (b)	337,434
4,945	General Mills, Inc.	243,887
7,830	PepsiCo, Inc.	462,596
38,000	Procter & Gamble Co.	2,199,440
373,600	SYSCO Corp.	11,600,280
205,600	Walgreen Co.	9,099,856
100,000	William Wrigley Jr. Co.	6,649,000

		38,592,076

Shares		Value
Common Stocks -- (Continued)
Energy -- 11.7%
130,000	Anadarko Petroleum Corp.	$12,317,500
5,275	Apache Corp.	361,443
58,930	Exxon Mobil Corp.	3,310,098
1,270	FPL Group, Inc.	52,781
35,000	Kinder Morgan, Inc.	3,218,250
56,300	Occidental Petroleum Corp.	4,497,244
60,000	Schlumberger, Ltd.	5,829,000

		29,586,316

Financials -- 4.6%
94,000	American Express Co. (d)	4,837,240
43	Berkshire Hathaway, Inc. (b)	3,810,660
55,125	Cincinnati Financial Corp.	2,462,985
1,230	Goldman Sachs Group, Inc.	157,083
500	Hartford Financial Services Group, Inc.	42,945
4,140	Prudential Financial, Inc.	303,007

		11,613,920

Health Care -- 23.3%
100,000	Abbott Laboratories	3,943,000
4,990	Alcon, Inc.	646,704
74,185	Amgen, Inc. (b)	5,850,229
90,000	Baxter International, Inc.	3,388,500
8,595	Bristol-Myers Squibb Co.	197,513
25,000	C.R. Bard, Inc.	1,648,000
Shares		Value
Common Stocks -- (Continued)
Health Care -- (Continued)
2,180	Genentech, Inc. (b)	$201,650
22,000	Gilead Sciences, Inc. (b)	1,157,860
100,000	Henry Schein, Inc. (b)	4,364,000
40,000	Hospira, Inc. (b)	1,711,200
75,000	Invacare Corp.	2,361,750
137,990	Johnson & Johnson	8,293,199
30,000	Medco Health Solutions, Inc. (b)	1,674,000
77,540	Medtronic, Inc.	4,463,978
50,000	Millipore Corp. (b)	3,302,000
7,760	Novartis AG ADR	407,245
138,000	Pfizer, Inc.	3,218,160
24,000	Roche Holdings Ltd. AG ADR	1,796,426
69,000	Schering-Plough Corp.	1,438,650
40,000	Stryker Corp.	1,777,200
41,130	UnitedHealth Group, Inc.	2,555,818
1,140	Wellpoint, Inc. (b)	90,961
65,000	Wyeth	2,994,550
18,000	Zimmer Holdings, Inc. (b)	1,213,920

		58,696,513

Industrials -- 9.5%
50,000	Avery Dennison Corp.	2,763,500
6,660	Canadian National Railway Co.	532,733
2,260	Caterpillar, Inc.	130,560
93,000	Cintas Corp.	3,829,740
930	General Dynamics Corp.	106,067
280,200	General Electric Co.	9,821,010
70,000	Illinois Tool Works, Inc.	6,159,300
8,370	Ingersoll Rand Co.	337,897
5,415	L-3 Communications Corp.	402,605

		24,083,412

Materials -- 1.9%
123,000	Ecolab, Inc.	4,461,210
7,390	Praxair, Inc.	391,374

		4,852,584

Technology -- 25.9%
72,000	Advanced Micro Devices, Inc. (b)	2,203,200
100,000	Analog Devices, Inc.	3,587,000
6,800	Autodesk, Inc.	292,060
280,000	Automatic Data Processing, Inc.	12,849,199
52,000	Broadcom Corp., Class A (b)	2,451,800
69,000	Cisco Systems, Inc. (b)	1,181,280
81,890	Computer Sciences Corp. (b)	4,146,910
75,000	Dell, Inc. (b)	2,249,250
15,585	EMC Corp. (b)	212,268
4,385	Fiserv, Inc. (b)	189,739
157,387	Hewlett Packard Co.	4,505,990
157,885	Intel Corp.	3,940,810
Shares or Principal Amount		Value
Common Stocks -- (Continued)
Technology -- (Continued)
54,000	International Business Machines Corp.	$4,438,800
75,000	Iron Mountain, Inc. (b)	3,166,500
4,915	Jabil Circuit, Inc. (b)	182,297
270,625	Microsoft Corp.	7,076,844
100,000	Molex, Inc.	2,595,000
8,070	Nokia Corp.	147,681
352,500	Oracle Corp. (b)	4,304,025
2,700	Pharmaceutical Product Corp. Development, Inc.	167,265
90,000	Qualcomm, Inc.	3,877,200
50,000	Texas Instruments, Inc.	1,603,500

		65,368,618

Telecommunications -- 0.7%
1,175	Alltel Corp.	74,143
82,500	Vodafone Group PLC.	1,771,275

		1,845,418

Total Common Stocks (Cost $143,647,738)		250,234,033

Cash Equivalent -- 0.3%
242,532	Meeder Institutional Money Market Fund	242,532
582,799	Huntington Money Market Fund, Interfund Shares*	582,799

Total Cash Equivalent (Cost $825,331)		825,331

Short-Term Securities Held as Collateral for Securities Lending -- 1.8%
Commercial Paper -- 0.3%
$132,997	Bank of America Corp., 4.213%, 1/31/06	132,997
77,709	Cafco LLC, 4.220%, 1/25/06	77,709
45,107	Cafco LLC, 4.220% 1/26/06	45,107
72,079	CRC Funding LLC 4.220%, 1/25/06	72,079
110,676	Curzon Funding LLC, 4.240%, 1/27/06	110,676
133,047	Park Granada LLC, 4.340%, 1/5/06	133,047
186,525	Three Pillars Fund 4-2 144A, 4.300%, 1/11/06	186,525
108,816	Three Pillars Fund 4-2 144A, 4.310%, 1/17/06	108,816

		866,956

Mutual Funds -- 0.1%
221,917	JPMorgan & Co., Inc.	221,917
3,305	JPMorgan Institutional Prime Money Market	3,305

		225,222

Principal Amount		Value
Short-Term Securities Held as Collateral for Securities Lending -- (Continued)
Repurchase Agreements -- 0.4%
$443,684	JPMorgan Securities, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $443,896 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	$443,684
88,870	Morgan Stanley Dean Witter & Co., dated 12/30/05, due 1/3/06, repurchase price $88,912 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	88,870
457,120	UBS Warburg Securities LLC, dated 12/30/05, due 1/3/06, repurchase price $457,338 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	457,120

		989,674

Variable Rate Obligations -- 1.0%
66,558	Arran Funding Ltd., 4.460%, 2/15/06	66,558
221,817	Bankone Class A 2004-4, 4.410%, 1/17/06	221,817
132,997	Bankone ISS Trust 2003-1, 4.420%, 1/17/06	132,997
71,249	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	71,249
221,817	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	221,817
110,676	Chase CCMT 2001-2, Class A, 4.420%, 1/17/06	110,676
190,660	Chase CCOT 2001-1, Class A, 4.420%, 1/17/06	190,660
122,302	Daimler Chrysler Master OT, 2003, Class A, 4.420%, 1/17/06	122,302
Principal Amount		Value
Short-Term Securities Held as Collateral for Securities Lending -- (Continued)
Variable Rate Obligations -- (Continued)
$110,726	Deutsche Bank, 4.380%, 1/3/06	$110,726
119,511	Discover CMT I 2001-2, 4.420%, 1/17/06	119,511
41,852	General Electric Capital Corp., 4.150%, 7/15/06	41,852
71,664	General Electric Capital Corp., 4.500%, 7/15/06	71,664
88,820	General Electric Capital Corp., 4.500%, 7/15/06	88,820
66,499	General Electric Capital Corp., 4.400%, 1/3/06	66,499
221,867	HBOS Treasury Services PLC, 4.550%, 3/30/06	221,867
177,640	Merrill Lynch & Co., Inc., 4.520%, 3/15/06	177,640
110,676	Merrill Lynch & Co., Inc., 4.380%, 1/3/06	110,676
97,775	Royal Bank of Scotland, 4.500%, 3/21/06	97,775
110,676	Santander Central Hispano, 4.190%, 1/23/06	110,676
110,676	Santander Central Hispano, 4.200%, 1/23/06	110,676
101,940	World Savings Bank, FSB, 4.370%, 1/19/06	101,940

		2,568,398

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $4,650,250)		4,650,250

Total Investments (Cost $149,123,319) (a) -- 101.2%		255,709,614

Other Assets in Excess of Liabilities -- (1.2)%		(3,122,245)

Net Assets -- 100.0%		$252,587,369

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Income Equity Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Financials	35.5%
Energy	11.5%
Consumer Discretionary	9.2%
Health Care	8.7%
Telecommunications	6.9%
Industrials	6.8%
Technology	6.3%
Utilities	5.9%
Materials	5.3%
Consumer Staples	2.5%
Real Estate Investment Trusts	2.2%
Cash[1]	0.5%
Liabilities in Excess of Other Assets	(1.3)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 100.8%
Consumer Discretionary -- 9.2%
55,000	Fortune Brands, Inc.	$4,291,100
145,000	Genuine Parts Co.	6,368,400
182,000	Pearson PLC ADR	2,160,340
108,400	Thompson Corp.	3,750,640
45,900	V.F. Corp.	2,540,106

		19,110,586

Consumer Staples -- 2.5%
54,500	Anheuser Busch Cos., Inc.	2,341,320
44,000	Molson Coors Brewing Co., Class B	2,947,560

		5,288,880

Energy -- 11.5%
114,800	Chevron Corp.	6,517,196
117,800	ConocoPhillips	6,853,604
94,000	Occidental Petroleum Corp.	7,508,720
70,300	Progress Energy, Inc.	3,087,576

		23,967,096

Financials -- 35.5%
146,700	AmSouth Bancorporation	3,845,007
164,700	Bank of America Corp.	7,600,905
119,000	BB&T Corp.	4,987,290
169,700	Citigroup, Inc.	8,235,541
67,300	Comerica, Inc.	3,819,948
176,100	JPMorgan Chase & Co.	6,989,409
130,200	Lincoln National Corp.	6,904,506
200,000	National City Corp.	6,714,000
174,841	Regions Financial Corp.	5,972,569
Shares		Value
Common Stocks -- (Continued)
Financials -- (Continued)
56,800	SunTrust Banks, Inc.	$4,132,768
120,000	Unitrin, Inc.	5,406,000
59,400	Wachovia Corp.	3,139,884
149,700	Washington Mutual, Inc.	6,511,950

		74,259,777

Health Care -- 8.7%
211,500	Bristol-Myers Squibb Co.	4,860,270
44,000	Eli Lilly & Co.	2,489,960
42,000	GlaxoSmithKline PLC ADR	2,120,160
160,200	Merck & Co., Inc.	5,095,962
78,800	Wyeth	3,630,316

		18,196,668

Industrials -- 6.8%
140,000	General Electric Co.	4,907,000
89,000	Pitney Bowes, Inc.	3,760,250
160,300	R.R. Donnelley & Sons Co.	5,483,863

		14,151,113

Materials -- 5.3%
130,500	Boston Scientific Corp. (b)	3,195,945
64,000	Monsanto Co.	4,961,920
49,000	PPG Industries, Inc.	2,837,100

		10,994,965

Real Estate Investment Trusts -- 2.2%
76,000	Equity Office Properties Trust	2,305,080
55,800	Equity Residential Properties Trust	2,182,896

		4,487,976

Shares		Value
Common Stocks -- (Continued)
Technology -- 6.3%
47,600	Automatic Data Processing, Inc.	$2,184,364
50,200	First Data Corp.	2,159,102
96,500	Intel Corp.	2,408,640
83,000	Microsoft Corp.	2,170,450
231,000	Nokia Corp.	4,227,300

		13,149,856

Telecommunications -- 6.9%
120,000	Alltel Corp.	7,572,000
91,000	AT&T, Inc.	2,228,590
110,000	Sprint Corp.	2,569,600
65,100	Verizon Communications, Inc.	1,960,812

		14,331,002

Shares		Value
Common Stocks -- (Continued)
Utilities -- 5.9%
93,000	Consolidated Edison, Inc.	$4,308,690
166,000	Duke Energy Corp.	4,556,700
65,000	Exelon Corp.	3,454,100

		12,319,490

Total Common Stocks (Cost $151,550,877)		210,257,409

Cash Equivalent -- 0.5%
1,001,202	Huntington Money Market Fund, Interfund Shares*	1,001,202

Total Cash Equivalent (Cost $1,001,202)		1,001,202

Total Investments (Cost $152,552,079) (a) -- 101.3%		211,258,611

Liabilities in Excess of Other Assets -- (1.3)%		(2,708,620)

Net Assets -- 100.0%		$208,549,991

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington International Equity Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Japan	23.5%
United Kingdom	17.3%
Sweden	5.6%
Germany	5.5%
Repurchase Agreements	5.3%
France	4.9%
Canada	4.2%
Netherlands	4.2%
Switzerland	4.1%
Finland	3.2%
Spain	2.5%
Ireland	2.5%
Brazil	2.2%
Singapore	2.1%
Austria	2.1%
Netherlands Antilles	2.0%
Mexico	1.7%
Norway	1.7%
South Korea	1.5%
Hong Kong	1.4%
Taiwan	1.1%
India	0.6%
Other Assets in Excess of Liabilities	0.8%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 91.1%
Austria -- 2.1%
Financials -- 2.1%
71,600	Erste Bank der Oesterreichischen Sparkassen AG	$3,987,619

Brazil -- 2.2%
Energy -- 2.2%
60,000	Petroleo Brasileiro SA ADR	4,276,200

Canada -- 4.2%
Energy -- 1.9%
81,170	Encana Corp.	3,670,879

Industrials -- 1.0%
24,000	Canadian National Railway Co.	1,919,760

Materials -- 1.3%
60,000	Alcan, Inc.	2,457,000

		8,047,639

Shares		Value
Common Stocks -- (Continued)
Finland -- 3.2%
Materials -- 1.3%
125,500	UPM Kymmene OYJ ADR	$2,459,800

Technology -- 1.9%
200,000	Nokia OYJ	3,657,627

		6,117,427

France -- 4.9%
Consumer Staples -- 0.8%
14,000	Groupe Danone	1,462,459

Energy -- 1.6%
12,535	Total SA	3,148,551

Insurance -- 1.3%
79,900	Axa ADR	2,583,167

Utilities -- 1.2%
71,800	Suez SA ADR	2,243,032

		9,437,209

Shares		Value
Common Stocks -- (Continued)
Germany -- 5.5%
Consumer Discretionary -- 1.9%
92,700	Douglas Holdings AG	$3,571,673

Health Care -- 1.8%
106,300	Stada Arzneimittel AG	3,466,537

Technology -- 1.8%
19,500	SAP AG	3,535,718

		10,573,928

Hong Kong -- 1.4%
Financials -- 1.4%
888,000	The Bank Of East Asia Ltd.	2,685,738

Ireland -- 2.5%
Consumer Staples -- 0.9%
75,300	Kerry Group PLC, Class A	1,667,668

Financials -- 1.6%
210,000	Anglo Irish Bank Corp. PLC	3,189,238

		4,856,906

Japan -- 22.8%
Consumer Discretionary -- 5.0%
47,000	Honda Motor Co., Ltd.	2,682,412
222,000	Matsushita Electric Industrial Co. Ltd.	4,282,988
158,000	Shiseido Co. Ltd.	2,947,761

		9,913,161

Consumer Staples -- 2.1%
185,000	Ajinomoto Co., Inc.	1,893,614
48,600	Uni-Charm Corp.	2,184,363

		4,077,977

Financials -- 3.2%
216,500	Mitsubishi UFJ Financial Group, Inc.	2,963,885
428,000	The 77th Bank Ltd.	3,252,103

		6,215,988

Health Care -- 4.2%
57,000	Eisai Co. Ltd.	2,392,724
48,400	ONO Pharmaceutical Co. Ltd.	2,187,687
112,000	Tanabe Seiyaku Co. Ltd.	1,088,467
82,100	Terumo Corp.	2,429,858

		8,098,736

Industrials -- 1.9%
220,000	KOMATSU LTD.	3,639,926
50	Nintendo Co. Ltd.	6,042

		3,645,968

Technology -- 5.4%
75,000	Canon, Inc.	4,388,568
55,000	Hoya Corp.	1,977,612
277,000	Sharp Corp.	4,214,196

		10,580,376

Utilities -- 1.0%
76,000	The Tokyo Electric Power Co., Inc.	1,846,506

		44,378,712

Shares		Value
Common Stocks -- (Continued)
Mexico -- 1.7%
Materials -- 1.7%
55,338	Cemex SA ADR	$3,283,204

Netherlands -- 4.2%
Financials -- 2.1%
115,012	ING Group NV	3,988,887

Industrials -- 2.1%
133,800	TNT NV	4,181,200

		8,170,087

Netherlands Antilles -- 2.0%
Energy -- 2.0%
39,500	Schlumberger Ltd. ADR	3,837,425

Norway -- 1.7%
Telecommunications -- 1.7%
341,000	Telenor ASA	3,349,631

Singapore -- 2.1%
Telecommunications -- 2.1%
2,627,290	Singapore Telecommunications Ltd.	4,125,889

Spain -- 2.5%
Financials -- 0.6%
63,700	Banco Bilbao Vizcaya SA ADR	1,137,045

Industrials -- 0.6%
20,300	Fomento De Construcciones y Contratas SA	1,150,993

Telecommunications -- 1.3%
176,384	Telefonica SA	2,653,662

		4,941,700

Sweden -- 5.6%
Consumer Discretionary -- 1.2%
89,000	Electrolux AB, Series B	2,314,993

Financials -- 2.3%
162,600	ForeningsSparbanken AB	4,434,229

Industrials -- 2.1%
88,900	Sandvik AB	4,143,269

		10,892,491

Switzerland -- 4.1%
Health Care -- 1.9%
66,900	Novartis AG	3,516,630

Industrials -- 0.7%
3,400	Schindler Holding AG	1,348,508

Materials -- 1.5%
120,400	Syngenta AG ADR	2,999,164

		7,864,302

Taiwan -- 1.1%
Technology -- 1.1%
210,000	Taiwan Semiconductor Manufacturing Co. Ltd.	2,081,100

Shares		Value
Common Stocks -- (Continued)
United Kingdom -- 17.3%
Consumer Discretionary -- 1.4%
232,300	Pearson PLC	$2,747,115

Consumer Staples -- 4.1%
227,100	Boots Group PLC	2,363,346
339,400	Cadbury Schweppes PLC	3,208,000
430,284	Tesco PLC	2,453,542

		8,024,888

Energy -- 2.0%
275,000	BG Group PLC	2,717,550
104,000	BP Amoco PLC	1,107,335

		3,824,885

Financials -- 2.2%
163,000	Barclays PLC	1,713,104
112,000	Standard Chartered PLC	2,494,839

		4,207,943

Health Care -- 1.2%
46,850	GlaxoSmithKline PLC ADR	2,364,988

Industrials -- 2.1%
175,000	Bunzl PLC	1,920,497
416,700	Tomkins PLC	2,148,511

		4,069,008

Materials -- 2.9%
292,500	Filtrona PLC	1,433,922
23,100	Rio Tinto PLC ADR	4,222,449

		5,656,371

Utilities -- 1.4%
153,600	Scottish & Southern Energy PLC	2,679,070

		33,574,268

Total Common Stocks (Cost $131,460,530)		176,481,475

Shares or Principal Amount		Value
Mutual Funds -- 2.8%
India -- 0.6%
Management Investment Operation -- 0.6%
31,200	Morgan Stanley India Investment Fund	$1,165,320

Japan -- 0.7%
Management Investment Operation -- 0.7%
97,000	iShares MSCI Japan Index Fund	1,309,500

South Korea -- 1.5%
Management Investment Operation -- 1.5%
68,000	iShares MSCI, South Korea Index Fund	3,033,480

Total Mutual Funds (Cost $4,456,565)		5,508,300

Repurchase Agreement -- 5.3%
$10,194,000	State Street Repurchase Agreement, 2.800%, dated 12/30/05, due 1/3/06, repurchase price $10,197,171 (Fully collateralized by U.S. Treasury securities)	10,194,000

Total Repurchase Agreement (Cost $10,194,000)		10,194,000

Total Investments (Cost $146,111,095) (a) -- 99.2%		192,183,775

Other Assets in Excess of Liabilities -- 0.8%		1,567,208

Net Assets -- 100.0%		$193,750,983

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Macro 100 Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Technology	35.8%
Financials	19.5%
Consumer Discretionary	18.0%
Industrials	10.8%
Consumer Staples	6.1%
Health Care	3.9%
Materials	3.0%
Telecommunications	1.8%
Cash[1]	1.2%
Liabilities in Excess of Other Assets	(0.1)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 98.9%
Consumer Discretionary -- 18.0%
3,800	3M Co.	$294,500
13,800	AutoNation, Inc. (b)	299,874
3,200	AutoZone, Inc. (b)	293,600
6,900	Bed Bath & Beyond, Inc. (b)	249,435
8,900	Darden Restaurants, Inc.	346,032
6,700	Ebay, Inc. (b)	289,775
6,300	Genuine Parts Co.	276,696
12,100	Hilton Hotels Corp.	291,731
7,100	Home Depot, Inc.	287,408
13,400	Limited Brands, Inc.	299,490
6,900	Liz Claiborne, Inc.	247,158
4,300	Lowe’s Cos., Inc.	286,638
4,700	Reebok International Ltd.	273,681
10,300	Starbucks Corp. (b)	309,103
12,600	TJX Companies, Inc.	292,698
6,700	UST, Inc.	273,561
5,900	Wendy’s International, Inc.	326,034
5,300	YUM! Brands, Inc.	248,464

		5,185,878

Consumer Staples -- 6.1%
4,700	Brown-Forman Corp.	325,804
13,600	Coca-Cola Enterprises, Inc.	260,712
11,400	Constellation Brands, Inc. (b)	299,022
9,600	Pepsi Bottling Group, Inc.	274,656
3,400	Reynolds American, Inc.	324,122
12,400	Staples, Inc.	281,604

		1,765,920

Financials -- 19.5%
2,500	Bear Stearns Companies, Inc.	288,825
3,500	Capital One Financial Corp.	302,400
6,000	Compass Bancshares, Inc.	289,740
8,500	Countrywide Credit Industries, Inc.	290,615
Shares		Value
Common Stocks -- (Continued)
Financials -- (Continued)
15,400	E*Trade Group, Inc. (b)	$321,244
7,400	First Horizon National Corp.	284,456
3,200	Franklin Resources, Inc.	300,832
4,600	Golden West Financial Corp.	303,600
2,200	Goldman Sachs Group, Inc.	280,962
2,300	Lehman Brothers Holdings, Inc.	294,791
6,500	Marshall & Ilsley Corp.	279,760
4,400	Merrill Lynch & Co., Inc.	298,012
5,300	Moody’s Corp.	325,526
5,000	Morgan Stanley	283,700
6,100	Principal Financial Group	289,323
5,400	SLM Corp.	297,486
4,300	T. Rowe Price Group, Inc.	309,729
18,900	The Charles Schwab Corp.	277,263
5,700	Wachovia Corp.	301,302

		5,619,566

Health Care -- 3.9%
3,300	Bausch & Lomb, Inc.	224,070
5,400	Caremark Rx, Inc. (b)	279,666
4,300	Express Scripts, Inc. (b)	360,340
8,700	Thermo Electron Corp. (b)	262,131

		1,126,207

Industrials -- 10.8%
5,200	Avery Dennison Corp.	287,404
5,000	Danaher Corp.	278,900
6,700	Dover Corp.	271,283
4,400	Eaton Corp.	295,196
7,100	Ingersoll Rand Co.	286,627
2,300	ITT Industries, Inc.	236,486
10,100	Pall Corp.	271,286
4,800	Parker Hannifin Corp.	316,608
6,400	Pitney Bowes, Inc.	270,400
Shares		Value
Common Stocks -- (Continued)
Industrials -- (Continued)
5,100	Rockwell International Corp.	$301,716
3,800	Textron, Inc.	292,524

		3,108,430

Materials -- 3.0%
5,700	Freeport-McMoran Copper & Gold, Inc., Class B	306,660
6,200	Sherwin-Williams Co.	281,604
3,900	Vulcan Materials Co.	264,225

		852,489

Technology -- 35.8%
9,100	Adobe Systems, Inc.	336,336
11,100	Advanced Micro Devices, Inc. (b)	339,659
5,400	Affiliated Computer Services, Inc. (b)	319,572
14,500	Altera Corp. (b)	268,685
7,700	Analog Devices, Inc.	276,199
23,100	Andrew Corporation (b)	247,863
92,700	Applied Micro Circuits Corp. (b)	238,239
6,100	Autodesk, Inc.	261,995
13,700	BMC Software, Inc. (b)	280,713
5,800	Broadcom Corp., Class A (b)	273,470
100,800	Ciena Corp. (b)	299,376
10,900	Citrix Systems, Inc. (b)	313,702
9,900	Computer Associates International, Inc.	279,081
32,300	Compuware Corp. (b)	289,731
10,600	Comverse Technology, Inc. (b)	281,854
5,100	Electronic Arts, Inc. (b)	266,781
4,500	Fisher Scientific International, Inc. (b)	278,370
6,100	Intuit, Inc. (b)	325,130
8,800	Jabil Circuit, Inc. (b)	326,392
124,600	JDS Uniphase Corp. (b)	294,056
7,300	Linear Technology Corp.	263,311
6,400	Maxim Integrated Products, Inc.	231,936
8,500	Mercury Interactive Corp. (b)	236,215
10,800	National Semiconductor Corp.	280,584
Shares		Value
Common Stocks -- (Continued)
Technology -- (Continued)
35,700	Novell, Inc. (b)	$315,231
22,500	Oracle Corp. (b)	274,725
39,400	Parametric Technology Corp. (b)	240,340
31,800	PMC-Sierra, Inc. (b)	245,178
8,000	QLogic Corp. (b)	260,080
6,100	Qualcomm, Inc.	262,788
7,500	Scientific-Atlanta, Inc.	323,025
25,600	Siebel Systems, Inc.	270,848
12,199	Symantec Corp. (b)	213,483
10,700	Tektronix, Inc.	301,847
39,200	Unisys Corp. (b)	228,536
9,900	Xilinx, Inc.	249,579
7,800	Yahoo, Inc. (b)	305,604

		10,300,514

Telecommunications -- 1.8%
23,800	Avaya, Inc. (b)	253,946
11,271	Sprint Corp.	263,291

		517,237

Total Common Stocks (Cost $25,747,407)		28,476,241

Cash Equivalent -- 1.2%
358,733	Huntington Money Market Fund, Interfund Shares*	358,733

Total Cash Equivalent (Cost $358,733)		358,733

Total Investments (Cost $26,106,140) (a) -- 100.1%		28,834,974

Liabilities in Excess of Other Assets -- (0.1)%		(15,758)

Net Assets -- 100.0%		$28,819,216

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Funancial Statements)

Huntington Mid Corp America Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Financials	17.6%
Consumer Discretionary	15.3%
Technology	13.6%
Health Care	12.2%
Industrials	10.7%
Energy	10.0%
Cash[1]	6.3%
Utilities	5.5%
Materials	4.2%
Consumer Staples	2.9%
Exchange-Traded Funds	1.6%
Other Investments (Collateral for Securities Lending)	1.0%
Telecommunications	0.2%
Liabilities in Excess of Other Assets	(1.1)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 92.2%
Consumer Discretionary -- 15.3%
19,400	Abercrombie & Fitch Co., Class A	$1,264,492
30,900	AnnTaylor Stores Corp. (b)	1,066,668
21,000	Beazer Homes USA, Inc. (d)	1,529,640
16,200	BorgWarner, Inc.	982,206
12,000	Boyd Gaming Corp.	571,920
16,900	Brunswick Corp.	687,154
16,400	Centex Corp.	1,172,436
5,600	Cummins Engine, Inc.	502,488
14,666	D. R. Horton, Inc.	524,016
4,427	Fidelity National Title Group, Inc., Class A	107,797
19,200	Hanover Insurance Group, Inc.	801,984
5,800	Harman International Industries, Inc.	567,530
4,000	Hilton Hotels Corp.	96,440
3,000	Hovnanian Enterprises (b)	148,920
5,000	Intrawest Corp.	144,750
22,500	Liz Claiborne, Inc.	805,950
19,500	Mohawk Industries, Inc. (b)	1,696,110
27,800	NBTY, Inc. (b)	451,750
40,000	Nordstrom, Inc.	1,496,000
8,000	Pacific Sunwear of California, Inc. (b)	199,360
5,000	Polo Ralph Lauren Corp.	280,700
66,000	Pulte Homes, Inc.	2,597,761
19,000	Reebok International Ltd.	1,106,370
37,200	Royal Caribbean Cruises Ltd.	1,676,232
27,500	Sonic Automotives, Inc.	612,700
6,000	Starwood Hotels & Resorts Worldwide, Inc.	383,160
5,000	Technical Olympic USA, Inc.	105,450
Shares		Value
Common Stocks -- (Continued)
Consumer Discretionary -- (Continued)
14,700	The Stanley Works	$706,188
10,000	UniFirst Corp.	311,000
10,600	Whirlpool Corp.	887,856
8,000	Wolverine World Wide, Inc.	179,680
31,800	Zales Corp. (b)	799,770

		24,464,478

Consumer Staples -- 2.9%
31,200	Church & Dwight Co., Inc.	1,030,536
20,000	Constellation Brands, Inc. (b)	524,600
5,000	Molson Coors Brewing Co., Class B	334,950
20,700	Ralcorp Holding, Inc. (b)	826,137
18,900	Smithfield Foods, Inc. (b)	578,340
21,700	Spectrum Brands, Inc. (b)	440,727
16,400	SUPERVALU, Inc.	532,672
23,600	Tyson Foods, Inc., Class A	403,560

		4,671,522

Energy -- 10.0%
27,710	Apache Corp.	1,898,689
500	Baker Hughes, Inc.	30,390
900	BJ Services Co.	33,003
62,700	Chesapeake Energy Corp.	1,989,471
39,644	Devon Energy Corp.	2,479,336
11,300	Forest Oil Corp. (b)	514,941
14,600	Helmerich & Payne, Inc.	903,886
19,800	Murphy Oil Corp.	1,069,002
500	National Oilwell Vargo, Inc. (b)	31,350
78,754	Noble Energy, Inc.	3,173,786
700	PATTERSON-UTI Energy, Inc.	23,065
400	Peabody Energy Corp.	32,968
1,000	Smith International, Inc.	37,110
Shares		Value
Common Stocks -- (Continued)
Energy -- (Continued)
15,600	Suncor Energy, Inc. ADR	$984,828
500	Sunoco, Inc.	39,190
15,000	Unit Corp. (b)	825,450
27,300	Vintage Petroleum, Inc.	1,455,909
12,600	Weatherford International, Inc. (b)	456,120
700	XTO Energy, Inc.	30,758

		16,009,252

Financials -- 17.6%
28,500	Allied Capital Corp. (d)	837,045
17,900	AMBAC Financial Group, Inc.	1,379,374
14,600	Amcore Financial, Inc.	443,986
26,200	AmeriCredit Corp. (b)	671,506
21,200	BancorpSouth, Inc.	467,884
12,400	Bear Stearns Companies, Inc.	1,432,572
18,818	BOK Financial Corp.	854,902
25,875	Chittenden Corp.	719,584
3,000	Cit Group, Inc.	155,340
26,900	City National Corp.	1,948,635
30,200	Compass Bancshares, Inc.	1,458,358
25,300	Fidelity National Financial, Inc.	930,787
24,200	First American Financial Corp.	1,096,260
34,200	First Horizon National Corp.	1,314,648
17,000	FirstMerit Corp.	440,470
7,021	Fulton Financial Corp.	123,570
4,000	Genworth Financial Inc.	138,320
23,250	Legg Mason, Inc.	2,782,792
13,300	M & T Bank Corp.	1,450,365
26,400	MoneyGram International, Inc.	688,512
22,100	Nationwide Financial Services, Inc.	972,400
49,800	Old Republic International Corp.	1,307,748
26,000	PMI Group, Inc.	1,067,820
30,900	Protective Life Corp.	1,352,493
3,000	T. Rowe Price Group, Inc.	216,090
32,800	TCF Financial Corp.	890,192
14,749	TD Banknorth, Inc.	428,458
26,700	Torchmark Corp.	1,484,520
7,076	Toronto-Dominion Bank	372,905
21,000	Wilmington Trust Corp.	817,110

		28,244,646

Health Care -- 12.2%
50,000	AmerisourceBergen Corp.	2,070,000
26,100	Barr Laboratories, Inc. (b)	1,625,769
9,540	Caremark Rx, Inc. (b)	494,077
38,775	Coventry Health Care, Inc. (b)	2,208,623
4,000	Dentsply International, Inc.	214,760
27,800	Invitrogen Corp. (b)	1,852,592
29,800	Lincare Holdings, Inc. (b)	1,248,918
73,725	Mylan Laboratories, Inc.	1,471,551
23,500	Omnicare, Inc.	1,344,670
22,200	Owens & Minor, Inc.	611,166
18,000	Pediatrix Medical Group, Inc. (b)	1,594,260
22,500	Renal Care Group, Inc. (b)	1,064,475
50,000	Respironics, Inc. (b)	1,853,500
Shares		Value
Common Stocks -- (Continued)
Health Care -- (Continued)
35,300	Thermo Electron Corp. (b)	$1,063,589
24,755	Viasys Healthcare, Inc. (b)	636,204
6,000	Watson Pharmaceutical, Inc. (b)	195,060

		19,549,214

Industrials -- 10.7%
9,600	Alliant Techsystems, Inc. (b)	731,232
23,636	Banta Corp.	1,177,073
5,000	Chaparral Steel (b)	151,250
23,600	Cooper Industries Ltd., Class A	1,722,800
16,000	Elbit Systems Ltd.	393,760
3,000	G & K Services, Inc., Class A	117,750
40,700	Griffon Corp. (b)	969,067
27,000	Kennametal, Inc.	1,378,080
39,000	L-3 Communications Corp.	2,899,650
5,000	NCO Group, Inc. (b)	84,600
6,000	Oshkosh Truck Corp.	267,540
28,800	Pall Corp.	773,568
15,600	Parker Hannifin Corp.	1,028,976
32,800	Precision Castparts Corp.	1,699,368
7,000	R.R. Donnelley & Sons Co.	239,470
3,000	Rockwell International Corp.	177,480
16,000	Ryder System, Inc.	656,320
21,500	Teleflex, Inc.	1,397,070
10,000	Textron, Inc.	769,800
11,600	Thomas & Betts Corp. (b)	486,736

		17,121,590

Materials -- 4.2%
20,700	Albemarle Corp.	793,845
22,200	AptarGroup, Inc.	1,158,840
6,000	Ball Corp.	238,320
6,200	Bemis Co.	172,732
27,700	Cytec Industries, Inc.	1,319,351
363	Eagle Materials, Inc.	44,417
7,000	FMC Corp. (b)	372,190
5,300	Lafarge North America Corp.	291,606
18,800	Lubrizol Corp.	816,484
3,000	Minerals Technologies, Inc.	167,670
18,300	Pactiv Corp. (b)	402,600
6,000	Schnitzer Steel Industries, Inc.	183,540
5,000	Texas Industries, Inc.	249,200
10,000	The Scotts Co.	452,400

		6,663,195

Technology -- 13.6%
125,333	Activision, Inc. (b)	1,722,075
14,300	Affiliated Computer Services, Inc. (b)	846,274
5,000	Amdocs, Ltd. (b)	137,500
434	Avid Technology, Inc. (b)	23,766
1,950	Benchmark Electronics, Inc. (b)	65,579
6,000	Cognos, Inc. (b)	208,260
13,100	Coherent, Inc. (b)	388,808
4,600	Electronic Arts, Inc. (b)	240,626
3,000	Fiserv, Inc. (b)	129,810
Shares		Value
Common Stocks -- (Continued)
Technology -- (Continued)
18,928	Fisher Scientific International, Inc. (b)	$1,170,886
13,600	FLIR Systems, Inc. (b)	303,688
40,000	Forrester Research, Inc. (b)	750,000
3,000	Genzyme Corp. (b)	212,340
33,000	Harris Corp.	1,419,330
24,400	Imation Corp.	1,124,108
5,000	Interactive Data Corp.	113,550
16,000	Intergraph Corp. (b)	796,960
12,400	International Rectifier Corp. (b)	395,560
5,000	Intuit, Inc. (b)	266,500
3,000	Jabil Circuit, Inc. (b)	111,270
29,000	JDA Software Group, Inc. (b)	493,290
3,000	Microchip Technology, Inc.	96,450
6,000	Molex, Inc.	155,700
25,800	NCR Corp. (b)	875,652
20,000	Novell, Inc. (b)	176,600
3,000	NVIDIA Corp. (b)	109,680
51,400	Paxar Corp. (b)	1,008,982
17,200	Progress Software Corp. (b)	488,136
11,968	SafeNet, Inc. (b)	385,609
37,300	Sandisk Corp. (b)	2,343,186
32,500	Scientific-Atlanta, Inc.	1,399,775
32,000	Sybase, Inc. (b)	699,520
89,600	Symantec Corp. (b)	1,568,000
14,000	Symmetricom, Inc. (b)	118,580
7,500	THQ, Inc. (b)	178,875
20,700	Trimble Navigation Ltd. (b)	734,643
13,000	Varian Semiconductor Equipment Associates, Inc. (b)	571,090

		21,830,658

Telecommunications -- 0.2%
12,000	CenturyTel, Inc.	397,920

Utilities -- 5.5%
12,000	AGL Resources, Inc.	417,720
9,266	Allete, Inc.	407,704
15,500	Atmos Energy Corp.	405,480
8,000	Constellation Energy Group	460,800
34,800	Energy East Corp.	793,440
9,000	KeySpan Corp.	321,210
40,500	MDU Resources Group, Inc.	1,325,970
27,900	National Fuel Gas Co.	870,201
9,500	New Jersey Resources Corp.	397,955
45,500	Questar Corp.	3,444,350

		8,844,830

Total Common Stocks (Cost $88,551,967)		147,797,305

Mutual Funds -- 1.6%
Exchange Traded Funds -- 1.6%
18,000	iShares S&P Midcap 400	1,328,400
9,000	MidCap SPDR Trust Series 1 Index Fund	1,211,580

Total Mutual Funds (Cost $1,506,600)		2,539,980

Shares or Principal Amount		Value
Cash Equivalent -- 6.3%
10,176,978	Huntington Money Market Fund, Interfund Shares*	$10,176,978

Total Cash Equivalent (Cost $10,176,978)		10,176,978

Short-Term Securities Held as Collateral for Securities Lending -- 1.0%
Commercial Paper -- 0.2%
$46,332	Bank of America Corp., 4.213%, 1/31/06	46,332
27,104	Cafco LLC, 4.220%, 1/25/06	27,104
15,714	Cafco LLC, 4.220% 1/26/06	15,714
25,110	CRC Funding LLC 4.220%, 1/25/06	25,110
38,556	Curzon Funding LLC, 4.240%, 1/27/06	38,556
46,382	Park Granada LLC, 4.340%, 1/5/06	46,382
64,962	Three Pillars Fund 4-2 144A, 4.300%, 1/11/06	64,962
37,908	Three Pillars Fund 4-2 144A, 4.310%, 1/17/06	37,908

		302,068

Mutual Funds -- 0.0%
77,274	JPMorgan & Co., Inc.	77,274
1,184	JPMorgan Institutional Prime Money Market	1,184

		78,458

Repurchase Agreements -- 0.2%
154,598	JPMorgan Securities, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $154,672 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	154,598
30,942	Morgan Stanley Dean Witter & Co., dated 12/30/05, due 1/3/06, repurchase price $30,957 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	30,942
159,246	UBS Warburg Securities LLC, dated 12/30/05, due 1/3/06, repurchase price $159,322 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	159,246

		344,786

Variable Rate Obligations -- 0.6%
23,166	Arran Funding Ltd., 4.460%, 2/15/06	23,166
77,274	Bankone Class A 2004-4, 4.410%, 1/17/06	77,274
46,332	Bankone ISS Trust 2003-1, 4.420%, 1/17/06	46,332
24,786	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	24,786
77,274	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	77,274
38,556	Chase CCMT 2001-2, Class A, 4.420%, 1/17/06	38,556
Principal Amount		Value
Short-Term Securities Held as Collateral for Securities Lending -- (Continued)
Variable Rate Obligations -- (Continued)
$66,420	Chase CCOT 2001-1, Class A, 4.420%, 1/17/06	$66,420
42,606	Daimler Chrysler Master OT, 2003, Class A, 4.420% 1/17/06	42,606
38,606	Deutsche Bank, 4.380%, 1/3/06	38,606
41,634	Discover CMT I 2001-2, 4.420%, 1/17/06	41,634
14,580	General Electric Capital Corp., 4.150%, 7/15/06	14,580
24,998	General Electric Capital Corp., 4.500%, 7/15/06	24,998
30,942	General Electric Capital Corp., 4.500%, 7/15/06	30,942
23,166	General Electric Capital Corp., 4.400%, 1/3/06	23,166
77,274	HBOS Treasury Services PLC, 4.550%, 3/30/06	77,274
Principal Amount		Value
Short-Term Securities Held as Collateral for Securities Lending -- (Continued)
Variable Rate Obligations -- (Continued)
$61,884	Merrill Lynch & Co., Inc., 4.520%, 3/15/06	$61,884
38,556	Merrill Lynch & Co., Inc., 4.380%, 1/3/06	38,556
34,032	Royal Bank of Scotland, 4.500%, 3/21/06	34,032
38,556	Santander Central Hispano, 4.190%, 1/23/06	38,556
38,568	Santander Central Hispano, 4.200%, 1/23/06	38,568
35,478	World Savings Bank, FSB, 4.370%, 1/19/06	35,478

		894,688

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,620,000)		1,620,000

Total Investments (Cost $101,855,545) (a) -- 101.1%		162,134,263

Liabilities in Excess of Other Assets -- (1.1)%		(1,759,425)

Net Assets -- 100.0%		$160,374,838

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington New Economy Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Health Care	17.2%
Consumer Discretionary	16.6%
Technology	15.2%
Industrials	14.5%
Financials	10.0%
Energy	9.0%
Materials	5.0%
Consumer Staples	3.4%
Cash[1]	3.2%
Utilities	3.0%
Telecommunications	2.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 96.8%
Consumer Discretionary -- 16.6%
25,900	AAR Corp. (b)	$620,304
18,000	Adesa, Inc.	439,560
28,500	Alderwoods Group, Inc. (b)	452,295
18,300	Alliance Atlantis Communications, Inc. (b)	526,125
2,200	Ambassadors Group, Inc.	50,358
4,500	Autoliv, Inc.	204,390
6,100	AutoNation, Inc. (b)	132,553
800	Avatar Holdings, Inc. (b)	43,936
4,800	Barnes & Noble, Inc.	204,816
1,900	Black & Decker Corp.	165,224
8,400	Brookfield Asset Management, Inc.	422,772
7,950	Bunge Ltd.	450,050
5,200	Burlington Coat Factory Warehouse Corp.	209,092
8,000	Burlington Northern Santa Fe Corp.	566,560
20,000	Casey’s General Stores, Inc.	496,000
5,500	Centex Corp.	393,195
3,700	Charming Shoppes, Inc. (b)	48,840
13,600	Chiquita Brands International, Inc.	272,136
8,000	Circuit City Stores, Inc.	180,720
13,600	Coach, Inc. (b)	453,424
12,733	D. R. Horton, Inc.	454,950
1,300	Darden Restaurants, Inc.	50,544
17,300	Donegal Group, Inc., Class A	402,052
899	Fidelity National Title Group, Inc., Class A	21,891
2,363	GameStop Corp. (b)	75,191
1,835	Harrah’s Entertainment, Inc.	130,817
26,600	Innkeepers USA Trust	425,600
3,200	J.C. Penney Co., Inc.	177,920
7,500	K-Swiss, Inc.	243,300
3,400	KB Home	247,044
15,000	Kendle International, Inc. (b)	386,100
3,200	Lennar Corp.	195,264
9,100	Longs Drug Stores Corp.	331,149
2,700	M/I Schottenstein Homes, Inc.	109,674
Shares		Value
Common Stocks -- (Continued)
Consumer Discretionary -- (Continued)
2,531	MDC Holdings, Inc.	$156,871
5,000	MGM Grand, Inc. (b)	183,350
5,600	Nordstrom, Inc.	209,440
380	NVR, Inc. (b)	266,760
1,200	Offshore Logistics, Inc. (b)	35,040
44,000	Pathmark Stores, Inc. (b)	439,560
4,200	Pulte Homes, Inc.	165,312
4,100	Ryland Group, Inc.	295,733
12,900	SCP Pool Corp.	480,138
2,200	Sears Holdings Corp. (b)	254,166
6,600	Standard-Pacific Corp.	242,880
3,100	Starwood Hotels & Resorts Worldwide, Inc.	197,966
6,250	Technical Olympic USA, Inc.	131,813
14,800	The Great Atlantic & Pacific Tea Co., Inc. (b)	470,344
11,500	The Pantry, Inc. (b)	540,385
3,600	Toll Brothers, Inc. (b)	124,704
1,300	United Fire & Casualty	52,559
9,200	Urban Outfitters, Inc. (b)	232,852
5,500	Vail Resorts, Inc. (b)	181,665
3,500	YUM! Brands, Inc.	164,080
8,200	Zenith National Insurance Corp.	378,184

		14,787,648

Consumer Staples -- 3.4%
1,500	American Greetings Corp., Class A	32,955
17,400	Archer-Daniels-Midland Co.	429,084
11,400	Chattem, Inc. (b)	414,846
16,600	Constellation Brands, Inc. (b)	435,418
15,600	CVS Corp.	412,152
18,000	Flowers Foods, Inc.	496,080
12,900	Pilgrim’s Pride Corp.	427,764
9,200	Ralcorp Holding, Inc. (b)	367,172

		3,015,471

Shares		Value
Common Stocks -- (Continued)
Energy -- 9.0%
4,800	Atwood Oceanics, Inc. (b)	$374,544
600	BP Amoco PLC - ADR	38,532
5,800	Burlington Resources, Inc.	499,960
13,300	Chesapeake Energy Corp.	422,009
1,000	Cimarex Energy Co. (b)	43,010
4,000	ConocoPhillips	232,720
15,200	Edge Petroleum Corp. (b)	378,632
9,000	Edison International	392,490
12,400	Grand Prideco, Inc. (b)	547,088
6,500	Helmerich & Payne, Inc.	402,415
5,400	Hydril (b)	338,040
15,200	KCS Energy, Inc. (b)	368,144
2,165	Marathon Oil Corp.	132,000
4,200	Murphy Oil Corp.	226,758
3,200	Occidental Petroleum Corp.	255,616
12,600	Oil States International, Inc. (b)	399,168
9,000	Remington Oil & Gas Corp. (b)	328,500
1,300	South Jersey Industries, Inc.	37,882
11,200	Todco, Class A	426,272
5,500	Transocean Sedco Forex, Inc. (b)	383,295
8,000	TXU Corp.	401,520
6,500	Unit Corp. (b)	357,695
9,682	Valero Energy Corp.	499,591
3,175	Weatherford International, Inc. (b)	114,945
9,554	XTO Energy, Inc.	419,803

		8,020,629

Financials -- 10.0%
1,500	Advanta Corp., Class A	45,195
1,400	American Physicians Capital, Inc. (b)	64,106
25,200	American Real Estate Partners LP	971,460
3,700	Beverly Hills Bancorp, Inc.	38,369
12,000	Capital Corp. of the West	389,400
9,800	CB Richard Ellis Group, Inc. (b)	576,730
9,600	CBL & Associates Properties, Inc.	379,296
18,000	Center Financial Corp.	452,880
800	Commerce Group, Inc.	45,824
23,950	CompuCredit Corp. (b)	921,596
13,100	Countrywide Credit Industries, Inc.	447,889
11,200	Credicorp Ltd.	255,248
5,142	Fidelity National Financial, Inc.	189,174
5,100	First American Financial Corp.	231,030
6,150	First Republic Bancorp, Inc.	227,612
3,000	Golden West Financial Corp.	198,000
9,800	Jones Lang LaSalle, Inc.	493,430
9,950	Nelnet, Inc. (b)	404,766
4,600	Philadelphia Consolidated Holdings Corp. (b)	444,774
1,700	Progressive Corp.	198,526
1,400	Provident Financial Holdings, Inc.	36,820
1,600	Safety Insurance Group, Inc.	64,592
7,300	Shinhan Finnancial Group Co., Ltd ADR	594,950
7,200	Sovereign Bancorp	155,664
1,400	Stancorp Financial Group, Inc.	69,930
1,400	Taylor Capital Group, Inc.	56,560
Shares		Value
Common Stocks -- (Continued)
Financials -- (Continued)
7,700	Ventas, Inc.	$246,554
8,700	WFS Financial, Inc. (b)	662,505

		8,862,880

Health Care -- 17.2%
6,600	Aetna, Inc.	622,446
13,900	Alpharma, Inc., Class A	396,289
4,300	Bausch & Lomb, Inc.	291,970
6,100	Becton, Dickinson & Co.	366,488
7,900	Biosite, Inc. (b)	444,691
16,800	Biovail Corp.	398,664
17,200	Caremark Rx, Inc. (b)	890,788
6,200	Cerner Corp. (b)	563,642
20,900	Community Health Care, Inc. (b)	801,306
10,077	Cooper Companies, Inc.	516,950
11,100	Coventry Health Care, Inc. (b)	632,256
12,600	Dade Behring Holdings, Inc.	515,214
11,700	DaVita, Inc. (b)	592,488
4,900	Dentsply International, Inc.	263,081
9,300	Genesis Healthcare Corp. (b)	339,636
1,000	Haemonetics Corp. (b)	48,860
14,300	Humana, Inc. (b)	776,919
800	Intuitive Surgical, Inc. (b)	93,816
24,200	King Pharmaceuticals, Inc. (b)	409,464
39,600	Option Care, Inc.	529,056
5,500	Pediatrix Medical Group, Inc. (b)	487,135
7,000	Quest Diagnostics, Inc.	360,360
10,200	Renal Care Group, Inc. (b)	482,562
1,000	Sfbc International, Inc. (b)	16,010
11,500	Sierra Health Services, Inc. (b)	919,540
28,000	Thoratec Corp. (b)	579,320
26,322	UnitedHealth Group, Inc.	1,635,649
23,600	Ventiv Health, Inc. (b)	557,432
10,800	Wellpoint, Inc. (b)	861,732

		15,393,764

Industrials -- 14.5%
1,900	Agrium, Inc.	41,781
5,400	Albany International Corp.	195,264
8,100	AMERCO	583,605
1,500	Applied Industrial Tech, Inc.	50,535
18,600	Astec Industries, Inc. (b)	607,476
1,500	Aviall, Inc. (b)	43,200
11,800	Canadia Pacific Railway Ltd.	495,010
7,800	Chemed Corp.	387,504
10,800	Dollar Thrifty Automotive Group, Inc. (b)	389,556
9,100	DRS Technologies, Inc.	467,922
15,500	FirstService Corp. (b)	397,575
8,300	Flowserve Corp. (b)	328,348
10,800	Gardner Denver, Inc. (b)	532,440
6,800	Genlyte Group, Inc. (b)	364,276
15,000	Hornbeck Offshore Services, Inc. (b)	490,500
1,000	IDEX Corp.	41,110
4,000	L-3 Communications Corp.	297,400
19,000	Labor Ready, Inc. (b)	395,580
17,000	Laidlaw International, Inc.	394,910
Shares		Value
Common Stocks -- (Continued)
Industrials -- (Continued)
10,200	Manitowoc Co.	$512,244
16,200	McGrath Rentcorp	450,360
12,000	Mobile Mini, Inc. (b)	568,800
3,300	PACCAR, Inc.	228,459
10,400	Precision Castparts Corp.	538,824
13,750	Shaw Group, Inc. (b)	399,988
8,200	Simpson Manufacturing Co., Inc.	298,070
12,000	Teledyne Technologies, Inc. (b)	349,200
5,600	Terex Corp. (b)	332,640
7,200	Timken Co.	230,544
12,100	Trinity Industries, Inc.	533,247
8,600	Universal Forest Products, Inc.	475,150
9,300	USG Corp. (b)	604,500
8,400	Washington Group International, Inc.	444,948
11,000	West Corp. (b)	463,650

		12,934,616

Materials -- 5.0%
4,944	Barrick Gold Corp.	137,789
1,900	Belden CDT, Inc.	46,417
20,600	Encore Wire Corp. (b)	468,856
30,200	General Cable Corp. (b)	594,940
13,100	Greatbatch, Inc. (b)	340,731
3,100	INCO Ltd.	135,067
8,300	NS Group, Inc. (b)	347,023
4,000	Phelps Dodge Corp.	575,480
7,600	Precision Drilling Corp.	250,800
6,000	Quanex Corp.	299,820
4,500	Reliance Steel & Aluminum Co.	275,040
9,600	RTI International Metals, Inc. (b)	364,320
5,000	Silgan Holdings, Inc.	180,600
5,900	Southern Copper Corp.	395,182

		4,412,065

Technology -- 15.2%
27,733	Activision, Inc. (b)	381,051
2,400	Agilysys, Inc.	43,728
11,900	Ansys, Inc. (b)	508,011
5,100	Anteon International Corp. (b)	277,185
30,200	Apple Computer, Inc. (b)	2,171,078
58,600	Arris Group, Inc. (b)	554,942
33,200	Autodesk, Inc.	1,425,940
32,500	Bottomline Technologies, Inc. (b)	358,150
10,800	EMC Corp. (b)	147,096
47,000	Geac Computer Corp. Ltd. (b)	512,300
14,000	Intergraph Corp. (b)	697,340
21,100	Internet Security, Inc. (b)	442,045
11,600	Itron, Inc. (b)	464,464
5,600	Jabil Circuit, Inc. (b)	207,704
Shares		Value
Common Stocks -- (Continued)
Technology -- (Continued)
19,000	Komag, Inc. (b)	$658,540
1,500	McAfee, Inc. (b)	40,695
14,600	Micros Systems, Inc. (b)	705,472
12,200	NCR Corp. (b)	414,068
2,800	Netratings, Inc. (b)	34,524
18,400	NVIDIA Corp. (b)	672,704
6,700	Progress Software Corp. (b)	190,146
42,600	Radiant Systems, Inc. (b)	518,016
22,000	SBA Communications Corp. (b)	393,800
6,600	SRA International, Inc. (b)	201,564
22,300	TALX Corp.	1,019,333
42,800	Viscount Systems, Inc. (b)	23,326
12,176	Yahoo, Inc. (b)	477,056

		13,540,278

Telecommunications -- 2.9%
26,097	American Tower Corp., Class A (b)	707,228
18,252	Sprint Corp.	426,367
5,000	Telephone & Data Systems, Inc.	180,150
5,000	Telephone & Data Systems, Inc. Special Shares	173,050
12,400	Telus Corp.	499,224
58,500	UbiquiTel, Inc. (b)	578,565

		2,564,584

Utilities -- 3.0%
25,000	AES Corp. (b)	395,750
17,000	Allegheny Energy, Inc. (b)	538,050
4,900	Constellation Energy Group	282,240
7,600	Energen Corp.	276,032
8,250	ONEOK, Inc.	219,698
5,200	Questar Corp.	393,640
23,250	Sierra Pacific Resources (b)	303,180
11,000	UGI Corp.	226,600

		2,635,190

Total Common Stocks (Cost $61,461,219)		86,167,125

Cash Equivalent -- 3.2%
2,803,783	Huntington Money Market Fund, Interfund Shares*	2,803,783

Total Cash Equivalent (Cost $2,803,783)		2,803,783

Total Investments (Cost $64,265,002) (a) -- 100.0%		88,970,908

Other Assets in Excess of Liabilities -- 0.0%		36,544

Net Assets -- 100.0%		$89,007,452

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Rotating Markets Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
United States of America	46.6%
Europe	26.9%
Emerging Markets	13.0%
Asia	8.1%
Cash[1]	3.3%
Canada	2.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value
Mutual Funds -- 96.7%
79,656	iShares EAFE Index Fund	$4,736,345
11,768	iShares MSCI Brazil Index Fund	391,168
30,150	iShares MSCI Canada Index Fund	660,285
21,937	iShares MSCI Emerging Markets Index Fund	1,935,940
36,698	iShares MSCI EMU Index Fund	2,849,600
20,286	iShares MSCI Hong Kong Index Fund	256,009
56,000	iShares MSCI Japan Index Fund	756,000
26,450	iShares MSCI Mexico Index Fund	944,530
10,000	iShares MSCI Pacific ex-Japan Index Fund	986,400
11,800	iShares MSCI South Korea Index Fund	526,398
43,497	iShares MSCI United Kingdom Index Fund	808,174
50,013	iShares Russell 1000 Index Fund	3,387,880
5,574	iShares Russell 3000 Value Index Fund	503,221
17,547	iShares Russell Midcap Value Index Fund	2,183,198
6,311	iShares S&P Latin America 40 Index Fund	775,433
Shares		Value
Mutual Funds -- (continued)
22,686	iShares S&P Small Cap 600 Index Fund	$1,310,570
11,285	iShares S&P Small Cap 600 BARRA Growth Index Fund	1,310,640
8,200	iShares U.S. Energy Sector Index Fund	702,248
23,125	MidCap SPDR Trust Series 1 Index Fund	3,113,088
12,100	Rydex S&P Equal Weight Index Fund	2,009,447

Total Mutual Funds (Cost $23,730,820)		30,146,574

Cash Equivalent -- 3.3%
1,016,310	Huntington Money Market Fund, Interfund Shares*	1,016,310

Total Cash Equivalent (Cost $1,016,310)		1,016,310

Total Investments (Cost $24,747,130) (a) -- 100.0%		31,162,884

Liabilities in Excess of Other Assets -- 0.0%		(2,862)

Net Assets -- 100.0%		$31,160,022

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Situs Small Cap Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Technology	14.9%
Industrials	14.6%
Health Care	14.5%
Consumer Discretionary	13.1%
Energy	12.6%
Financials	11.5%
Materials	9.0%
Consumer Staples	4.7%
Cash[1]	3.0%
Other Investments (Collateral for Securities Lending)	2.7%
Utilities	2.2%
Telecommunications	0.2%
Liabilities in Excess of Other Assets	(3.0)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value
Common Stocks -- 97.3%
Australia -- 0.4%
Industrials -- 0.4%
25,000	Orica Ltd.	$373,780

Cayman Islands -- 2.1%
Consumer Discretionary -- 2.1%
27,800	Garmin Ltd. (d)	1,844,530

Chile -- 0.3%
Materials -- 0.3%
2,400	Sociedad Quimica y Minera de Chile SA ADR	262,080

Denmark -- 0.8%
Energy -- 0.4%
21,500	Vestas Wind Systems A/S (b)	353,175

Health Care -- 0.4%
6,800	Novozymes A/S, Class B	372,340

		725,515

Finland -- 0.8%
Industrials -- 0.8%
9,100	Cargotec Corp., Class B (b)	315,502
9,400	Kone Oyj, Class B (b)	373,080

		688,582

Germany -- 1.2%
Consumer Staples -- 0.7%
10,000	Douglas Holding AG	385,294
3,867	Fielmann AG	261,825

		647,119

Health Care -- 0.5%
12,700	Stada Arzneimittel AG	414,158

		1,061,277

Shares		Value
Common Stocks -- (Continued)
Hong Kong -- 0.4%
Consumer Discretionary -- 0.4%
58,000	Television Broadcasts Ltd.	$308,200

Ireland -- 0.3%
Consumer Staples -- 0.3%
12,000	Kerry Group PLC	265,764

Italy -- 0.4%
Energy -- 0.4%
22,200	Saipem SPA	364,214

Japan -- 1.7%
Consumer Discretionary -- 0.0%
90	Hokuto Corp.	1,428

Consumer Staples -- 0.1%
14,000	Fuji Oil Co. Ltd.	130,122

Health Care -- 0.8%
33,000	Tanabe Seiyaku Co. Ltd.	320,709
10,900	Terumo Corp.	322,600

		643,309

Industrials -- 0.4%
13,600	Sato Corp.	332,157

Technology -- 0.4%
32,000	Furuno Electric Co. Ltd.	353,053

		1,460,069

Singapore -- 0.5%
Consumer Staples -- 0.5%
74,000	Asia Pacific Breweries Ltd.	400,722

Spain -- 0.4%
Technology -- 0.4%
15,000	Prosegur Compania de Seguridad SA	343,036

Shares		Value
Common Stocks -- (Continued)
Sweden -- 0.4%
Consumer Discretionary -- 0.4%
19,200	Haldex AB	$382,118

Switzerland -- 0.4%
Consumer Staples -- 0.4%
22	Lindt & Spruengli AG	367,616

United Kingdom -- 1.7%
Consumer Staples -- 0.4%
31,189	Bunzl PLC	342,275

Materials -- 0.9%
14,000	Antofagasta PLC	450,083
56,050	Filtrona PLC	274,774

		724,857

Technology -- 0.4%
121,000	Halma PLC	391,289

		1,458,421

United States -- 85.5%
Consumer Discretionary -- 10.2%
30,000	AnnTaylor Stores Corp. (b)	1,035,600
49,900	Audiovox Corp., Class A (b)	691,614
35,050	Brunswick Corp.	1,425,132
10,500	Columbia Sportswear Co. (b)	501,165
17,050	Fossil, Inc. (b)	366,746
20,000	Kerzner International Ltd. (b)	1,375,000
5,362	MDC Holdings, Inc.	332,337
14,200	Polo Ralph Lauren Corp.	797,188
13,850	RENT-A-CENTER, Inc. (b)	261,211
10,000	ScanSource, Inc. (b)	546,800
7,200	Thor Industries, Inc.	288,504
42,600	Urban Outfitters, Inc. (b)	1,078,206
21,900	West Marine, Inc. (b)	306,162

		9,005,665

Consumer Staples -- 2.3%
37,977	Fresh Del Monte Produce, Inc. (d)	864,736
40,500	Performance Food Group Co. (b)	1,148,985

		2,013,721

Energy -- 11.8%
2,000	Atwood Oceanics, Inc. (b)	156,060
13,000	CARBO Ceramics, Inc.	734,760
55,200	Denbury Resources, Inc. (b)	1,257,456
3,000	Dril-Quip, Inc. (b)	141,600
51,500	Headwaters, Inc. (b)	1,825,160
13,200	Houston Exploration Co. (b)	696,960
14,300	Hydril Co. (b)	895,180
20,144	National-Oilwell Varco, Inc. (b)	1,263,029
17,400	Newfield Exploration Co. (b)	871,218
3,000	Oceaneering International, Inc. (b)	149,340
16,000	Remington Oil & Gas Corp. (b)	584,000
3,000	Swift Energy Co. (b)	135,210
16,500	Veritas DGC, Inc. (b)	585,585
24,554	XTO Energy, Inc.	1,078,903

		10,374,461

Shares		Value
Common Stocks -- (Continued)
United States -- (Continued)
Financials -- 11.5%
27,600	Arch Capital Group Ltd. (b)	$1,511,100
35,000	Bancshares of Florida, Inc (b)	790,650
15,800	CBL & Associates Properties, Inc.	624,258
55,400	Colonial Bancgroup, Inc.	1,319,628
30,000	Cullen/Frost Bankers, Inc.	1,610,401
8,000	Healthcare Realty Trust, Inc.	266,160
10,900	HRPT Properties Trust	112,815
20,000	Main Street Banks, Inc.	544,600
10,841	SCBT Financial Corp.	362,306
52,800	Scottish Annuity & Life Holdings Ltd.	1,296,240
14,488	TD Banknorth, Inc.	420,876
2,153	Toronto-Dominion Bank	113,463
18,800	WSFS Financial Corp.	1,151,500

		10,123,997

Health Care -- 12.8%
70,000	Albany Molecular Research (b)	850,500
18,500	Bio-Rad Laboratories, Inc., Class A (b)	1,210,640
23,800	Cerner Corp. (b)	2,163,658
13,800	Coventry Health Care, Inc. (b)	786,048
38,700	Edwards Lifesciences Corp. (b)	1,610,307
50,000	Intermagnetics General Corp. (b)	1,595,000
20,000	Kindred Healthcare, Inc. (b)	515,200
38,400	Mentor Corp.	1,769,472
9,300	Par Pharmaceutical, Inc. (b)	291,462
8,100	Unitedhealth Group, Inc.	503,334

		11,295,621

Industrials -- 13.0%
10,000	Alliant Techsystems, Inc. (b)	761,700
20,000	American Woodmark Corp.	495,800
36,000	Armor Holdings, Inc. (b)	1,535,400
8,600	Banta Corp.	428,280
13,900	CDI Corp.	380,860
30,000	ElkCorp	1,009,800
30,000	Jacobs Engineering Group, Inc. (b)	2,036,100
22,400	Precision Castparts Corp.	1,160,544
8,000	Ryder System, Inc.	328,160
12,700	Timken Co.	406,654
41,400	Universal Forest Products, Inc.	2,287,350
28,750	Werner Enterprises, Inc.	566,375

		11,397,023

Materials -- 7.8%
11,000	Albemarle Corp.	421,850
10,000	Commercial Metals Co.	375,400
48,900	Florida Rock Industries	2,399,034
3,900	Quanex Corp.	194,883
38,500	RTI International Metals, Inc. (b)	1,461,075
27,300	Steel Technologies, Inc.	764,127
28,000	The Scotts Co., Class A	1,266,720

		6,883,089

Technology -- 13.7%
27,000	Black Box Corp.	1,279,260
23,000	Compuware Corp. (b)	206,310
27,000	eSPEED, Inc., Class A (b)	208,170
47,000	Global Imaging Systems, Inc. (b)	1,627,610
30,300	Hutchinson Technology, Inc. (b)	862,035
24,150	Imation Corp.	1,112,591
43,200	Intergraph Corp. (b)	2,151,792
Shares or Principal Amount		Value
Common Stocks -- (Continued)
United States -- (Continued)
Technology -- (Continued)
50,600	Methode Electronics, Inc.	$504,482
50,900	Standard Microsystems Corp. (b)	1,460,321
30,000	StarTek, Inc.	540,000
13,144	Tektronix, Inc.	370,792
57,900	Transaction Systems Architects, Inc. (b)	1,666,941

		11,990,304

Telecommunications -- 0.2%
19,000	General Communication, Inc., Class A (b)	196,270

Utilities -- 2.2%
19,900	Hawaiian Electric Industries, Inc.	515,410
10,100	Northwest Natural Gas Co.	345,218
50,500	UGI Corp.	1,040,300

		1,900,928

		75,181,079

Total Common Stocks (Cost $61,011,994)		85,487,003

Cash Equivalent -- 3.0%
2,662,373	Huntington Money Market Fund, Interfund Shares*	2,662,373

Total Cash Equivalent (Cost $2,662,373)		2,662,373

Short-Term Securities Held as Collateral for Securities Lending -- 2.7%
Commercial Paper -- 0.5%
$67,475	Bank of America Corp., 4.213%, 1/31/06	67,475
39,449	Cafco LLC, 4.220%, 1/25/06	39,449
22,885	Cafco LLC, 4.220%, 1/26/06	22,885
36,568	CRC Funding LLC, 4.220%, 1/25/06	36,568
56,150	Curzon Funding LLC, 4.240%, 1/27/06	56,150
67,525	Park Granada LLC, 4.340%, 1/5/06	67,525
94,629	Three Pillars Fund 4-2 144A, 4.300%, 1/11/06	94,629
55,206	Three Pillars Fund 4-2 144A, 4.310%, 1/17/06	55,206

		439,887

Mutual Funds -- 0.1%
112,536	JPMorgan & Co., Inc.	112,536
1,701	JPMorgan Institutional Prime Money Market	1,701

		114,237

Repurchase Agreements -- 0.6%
225,122	JPMorgan Securities, 4.300%, dated 12/30/05, due 1/3/06, repurchase price $225,230 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	225,122
45,102	Morgan Stanley Dean Witter & Co., dated 12/30/05, due 1/3/06, repurchase price $45,123 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	45,102
Principal Amount		Value
Short-Term Securities Held as Collateral for Securities Lending -- (Continued)
Repurchase Agreements -- (Continued)
$231,914	UBS Warburg Securities LLC, dated 12/30/05, due 1/3/06, repurchase price $232,025 (Fully collateralized by U.S. Government Agencies and Mortgage securities)	$231,914

		502,138

Variable Rate Obligations -- 1.5%
33,787	Arran Funding Ltd., 4.460%, 2/15/06	33,787
112,536	Bankone Class A 2004-4, 4.410%, 1/17/06	112,536
67,475	Bankone ISS Trust 2003-1, 4.420%, 1/17/06	67,475
36,147	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	36,147
112,536	Chase CCC Trust 2004-2, Class C, 4.410%, 1/17/06	112,536
56,150	Chase CCMT 2001-2, Class A, 4.420%, 1/17/06	56,150
96,729	Chase CCOT 2001-1, Class A, 4.420%, 1/17/06	96,729
62,048	Daimler Chrysler Master OT, 2003, Class A, 4.420% 1/17/06	62,048
56,200	Deutsche Bank, 4.380%, 1/3/06	56,200
60,633	Discover CMT I 2001-2, 4.420%, 1/17/06	60,633
21,233	General Electric Capital Corp., 4.150%, 7/15/06	21,233
36,382	General Electric Capital Corp., 4.500%, 7/15/06	36,382
45,062	General Electric Capital Corp., 4.500%, 7/15/06	45,062
33,737	General Electric Capital Corp., 4.400%, 1/3/06	33,737
112,536	HBOS Treasury Services PLC, 4.550%, 3/30/06	112,536
90,123	Merrill Lynch & Co., Inc., 4.520%, 3/15/06	90,123
56,150	Merrill Lynch & Co., Inc., 4.380%, 1/3/06	56,150
49,556	Royal Bank of Scotland, 4.500%, 3/21/06	49,556
56,150	Santander Central Hispano, 4.190%, 1/23/06	56,150
56,150	Santander Central Hispano, 4.200%, 1/23/06	56,150
51,668	World Savings Bank, FSB, 4.370%, 1/19/06	51,668

		1,302,988

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $2,359,250)		2,359,250

Total Investments (Cost $66,033,617) (a) -- 103.0%		90,508,626

Liabilities in Excess of Other Assets -- (3.0)%		(2,590,280)

Net Assets -- 100.0%		$87,918,346

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Bonds	40.0%
U.S. Treasury Obligations	31.9%
U.S. Government Agencies	22.6%
Cash[1]	1.9%
Preferred Stocks	1.8%
U.S. Government Mortgage Backed Agencies	0.9%
Other Assets in Excess of Liabilities	0.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value
Corporate Bonds -- 40.0%
Consumer Discretionary -- 4.9%
$1,000,000	Carlisle Cos., Inc., 7.250%, 1/15/07	$1,015,671
1,000,000	E.W. Scripps Co., 6.625%, 10/15/07	1,022,390
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,658,231
1,200,000	Knight-Ridder, Inc., 9.875%, 4/15/09	1,301,782
1,000,000	Philips Electronics NV, 8.375%, 9/15/06	1,023,214
2,500,000	Tandy Corp., 6.950%, 9/1/07	2,540,569

		8,561,857

Energy -- 3.1%
1,300,000	Gulf Power Co., 4.900%, 10/1/14	1,286,622
1,000,000	Kinder Morgan Energy Partners, 6.800%, 3/1/08	1,033,992
2,000,000	Kinder Morgan Energy Partners, 7.400%, 3/15/31	2,303,704
750,000	Trans-Canada Pipelines, 9.125%, 4/20/06	759,002

		5,383,320

Financials -- 13.7%
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,029,851
1,000,000	General Electric Capital Corp., 6.750%, 3/15/32	1,173,851
2,000,000	General Electric Global Insurance Holdings Corp., 7.500%, 6/15/10	2,185,170
1,000,000	Household Financial Corp., 5.750%, 1/30/07	1,008,245
2,000,000	HSBC Finance Corp., 5.625%, 6/15/20	1,912,674
1,000,000	Key Bank, 4.412%, 3/18/08	993,618
3,000,000	Lehman Brothers Holdings, 7.000%, 2/1/08	3,123,012
1,000,000	Metlife, Inc., 5.000%, 11/24/13	989,371
2,000,000	Morgan Stanley, 5.375%, 10/15/15	2,001,938
1,000,000	Morgan Stanley Dean Witter & Co., 6.750%, 10/15/13	1,086,946
1,180,000	Protective Life Insurance Trust, 4.000%, 10/7/09	1,148,961
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,047,376
Principal Amount		Value
Corporate Bonds -- (Continued)
Financials -- (Continued)
$2,000,000	SLM Corp., 4.000%, 1/15/09	$1,946,266
2,000,000	SLM Corp., Series A, 5.375%, 1/15/13	2,027,786
1,000,000	SunAmerica, Inc., 6.750%, 10/1/07	1,028,618

		23,703,683

Health Care -- 2.2%
1,400,000	Allegiance Corp., 7.300%, 10/15/06	1,422,505
2,500,000	Wellpoint, Inc., 4.250%, 12/15/09	2,435,090

		3,857,595

Industrials -- 4.5%
1,000,000	Atchison Topeka & Santa Fe Railroad, 6.550%, 7/1/06	1,008,341
1,000,000	Cooper Industries, Inc., 5.250%, 7/1/07	1,004,249
1,000,000	Norsk Hydro AS, 6.700%, 1/15/18	1,121,810
2,460,000	Thermo Electron Corp., 7.625%, 10/30/08	2,617,629
2,080,000	Union Pacific Corp., 5.214%, 9/30/14	2,077,525

		7,829,554

Materials -- 1.8%
3,000,000	Barrick Gold Corp., 7.500%, 5/1/07	3,087,393

Real Estate Investment Trusts -- 5.3%
1,045,000	Avalon Properties, 6.875%, 12/15/07	1,079,971
1,500,000	CPG Partners LP, 3.500%, 3/15/09	1,433,093
2,000,000	Duke Realty LP, 3.500%, 11/1/07	1,945,812
1,000,000	MACK-CALI Realty LP, 7.750%, 2/15/11	1,108,327
580,000	Simon Property Group LP, 7.375%, 1/20/06	580,595
1,949,000	Simon Property Group LP, 6.875%, 11/15/06	1,978,659
1,000,000	Weingarten Realty Investment, 7.350%, 7/20/09	1,091,104

		9,217,561

Principal Amount		Value
Corporate Bonds -- (Continued)
Technology -- 1.5%
$1,800,000	Affiliated Computer Services, Inc., 5.200%, 6/1/15	$1,527,295
1,000,000	The Reynolds & Reynolds Co., 7.000%, 12/15/06	998,862

		2,526,157

Telecommunications -- 0.6%
1,000,000	Alltel Ohio LP, 8.000%, 8/15/10 (c)	1,112,674

Utilities -- 2.4%
1,000,000	Atlantic City Electric Co., 6.750%, 5/12/08	1,033,774
1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	1,028,848
1,000,000	Cinergy Global Resources, 6.200%, 11/3/08 (c)	1,030,743
1,000,000	CLECO Corp., 6.520%, 5/15/09	1,035,380

		4,128,745

Total Corporate Bonds (Cost $69,398,405)		69,408,539

U.S. Treasury Obligations -- 31.9%
U.S. Treasury Bonds -- 9.3%
2,000,000	8.750%, 8/15/20	2,877,188
2,000,000	6.000%, 2/15/26	2,358,438
5,000,000	6.750%, 8/15/26	6,403,124
1,500,000	5.250%, 11/15/28	1,636,055
2,500,000	5.375%, 2/15/31	2,808,203

		16,083,008

U.S. Treasury Notes -- 22.6%
2,750,000	3.125%, 10/15/08	2,660,089
7,500,000	5.750%, 8/15/10	7,934,474
1,500,000	4.500%, 11/15/10	1,508,087
2,000,000	4.000%, 11/15/12	1,956,954
5,000,000	4.250%, 8/15/13	4,955,275
6,000,000	2.000%, 7/15/14	6,305,261
3,500,000	4.250%, 8/15/14	3,461,717
4,000,000	7.500%, 11/15/16	5,024,376
4,500,000	6.125%, 8/15/29	5,481,387

		39,287,620

Total U.S. Treasury Obligations (Cost $53,687,502)		55,370,628

U.S. Government Agencies -- 22.6%
Federal Farm Credit Bank -- 2.3%
2,000,000	3.625%, 7/28/08	1,946,478
2,000,000	5.430%, 10/24/12	1,995,082

		3,941,560

Federal Home Loan Bank -- 11.3%
4,000,000	3.750%, 1/16/07	3,958,872
6,000,000	2.625%, 2/16/07	5,861,004
3,000,000	3.375%, 10/5/07	2,931,939
4,000,000	3.500%, 11/15/07	3,909,608
3,000,000	4.375%, 6/8/12	2,924,508

		19,585,931

Principal Amount		Value
U.S. Government Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- 3.9%
$3,000,000	3.000%, 5/21/07	$2,929,845
2,000,000	3.640%, 8/12/08	1,946,878
1,000,000	4.000%, 12/15/09	974,952
1,000,000	5.200%, 3/5/19	975,913

		6,827,588

Federal National Mortgage Association -- 5.1%
1,000,000	3.750%, 7/6/07	985,470
3,000,000	3.250%, 7/30/07	2,932,104
3,000,000	4.750%, 2/21/13	2,963,694
2,000,000	3.000%, 7/16/13	1,971,690

		8,852,958

Total U.S. Government Agencies (Cost $39,851,137)		39,208,037

Preferred Stocks -- 1.8%
Financials -- 1.4%
40,000	ABN AMRO Capital Funding Trust V, 5.900%	947,600
10,000	Merrill Lynch & Co. Capital Trust III	256,200
25,000	SLM Corp., 6.000%	592,500
10,000	Suntrust Capital IV, 7.125%	252,700
18,000	Wells Fargo Capital Trust II, 7.000%	455,040

		2,504,040

Real Estate Investment Trusts -- 0.4%
30,000	Public Storage, Series F, 6.45%	693,000

Total Preferred Stocks (Cost $3,221,861)		3,197,040

U.S. Government Mortgage Backed Agencies -- 0.9%
Federal Home Loan Mortgage Corporation -- 0.6%
639,476	Pool # 254403, 6.000%, 8/1/17	653,680
322,079	Pool # 599630, 6.500%, 8/1/16	331,334

		985,014

Government National Mortgage Association -- 0.3%
269,846	Pool # 345128, 6.500%, 1/15/24	282,509
67,378	Pool # 352982, 7.500%, 5/15/24	71,204
7,784	Pool # 363175, 7.000%, 11/15/08	7,969
70,318	Pool # 372962, 7.000%, 3/15/24	74,044
29,240	Pool # 373015, 8.000%, 6/15/24	31,306
54,623	Pool # 383488, 7.000%, 2/15/09	56,288

		523,320

Total U.S. Government Mortgage Backed Agencies (Cost $1,484,765)		1,508,334

Cash Equivalent -- 1.9%
3,274,403	Huntington Money Market Fund, Interfund Shares*	3,274,403

Total Cash Equivalent (Cost $3,274,403)		3,274,403

Total Investments (Cost $170,918,073) (a) -- 99.1%		171,966,981

Other Assets in Excess of Liabilities -- 0.9%		1,564,097

Net Assets -- 100.0%		$173,531,078

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Intermediate Government Income Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agencies	48.6%
U.S. Government Mortgage Backed Agencies	35.4%
U.S. Treasury Notes	13.5%
Cash[1]	1.8%
Other Assets in Excess of Liabilities	0.7%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Government Agencies -- 48.6%
Federal Farm Credit Bank -- 5.3%
$1,000,000	5.750%, 1/18/11	$1,044,367
2,000,000	4.900%, 3/17/14	1,949,658
2,000,000	4.990%, 1/28/15	1,947,100
1,000,000	4.875%, 12/16/15	1,001,973

		5,943,098

Federal Home Loan Bank -- 12.0%
1,000,000	0.000%, 1/18/06	998,279
1,500,000	3.875%, 8/14/09	1,457,427
1,000,000	4.000%, 7/8/11	956,655
2,000,000	4.375%, 2/13/15	1,935,636
2,000,000	4.750%, 9/11/15	1,975,670
3,000,000	Series 1, 4.000%, 7/13/07	2,963,583
1,000,000	Series 6Z14, 4.500%, 11/14/14	975,766
2,000,000	Series EM09, 5.985%, 4/9/09	2,079,492

		13,342,508

Federal Home Loan Mortgage Corporation -- 20.3%
1,000,000	3.250%, 1/28/08	970,933
2,000,000	3.000%, 5/13/08	1,923,052
1,000,000	3.875%, 1/12/09	974,702
2,000,000	6.000%, 6/15/11	2,116,952
2,000,000	4.375%, 11/9/11	1,952,550
2,000,000	5.000%, 8/15/12	1,984,166
2,000,000	4.250%, 5/22/13	1,920,806
1,500,000	5.162%, 12/16/13	1,498,278
1,000,000	4.500%, 4/2/14	964,352
2,000,000	5.000%, 11/13/14	1,985,494
3,000,000	5.000%, 3/2/15	2,949,030
3,500,000	5.200%, 3/5/19	3,415,695

		22,656,010

Federal National Mortgage Association -- 11.0%
2,000,000	2.810%, 9/28/06	1,971,776
1,000,000	3.500%, 12/28/06	987,828
2,000,000	3.410%, 8/30/07	1,955,686
3,000,000	4.375%, 7/17/13	2,896,938
2,000,000	5.250%, 3/24/15	1,982,408
2,500,000	5.000%, 4/26/17	2,419,495

		12,214,131

Total U.S. Government Agencies (Cost $54,773,828)		54,155,747

Principal Amount		Value
U.S. Government Mortgage Backed Agencies -- 35.4%
Federal Home Loan Mortgage Corporation -- 14.2%
$999,610	Pool # 1G0865, 4.921%, 7/1/35	$987,223
1,472,558	Pool # C90699, 5.000%, 8/1/23	1,440,153
638,669	Pool # E01184, 6.000%, 8/1/17	651,952
780,532	Pool # G08005, 5.500%, 8/1/34	774,132
618,383	Pool # M80773, 5.000%, 10/1/09	616,182
880,967	REMIC Series R002, Class AH, 4.750%, 7/15/15	870,748
1,000,000	Series 2003-32, Class KB, 5.000%, 3/25/17	995,773
1,277,728	Series 2555, Class B, 4.250%, 1/15/18	1,242,516
2,500,000	Series 2571, Class VP, 5.500%, 7/15/21	2,500,404
1,000,000	Series 2670, Class QP, 4.000%, 2/15/27	962,501
1,907,238	Series 2957, Class VB, 5.000%, 4/15/16	1,895,641
1,000,000	Series 2976, Class HP, 4.500%, 1/15/33	972,619
1,923,625	Series 3046, Class YA, 5.000%, 2/15/19	1,907,770

		15,817,614

Federal National Mortgage Association -- 18.1%
1,357,550	Pool # 254594, 5.500%, 1/1/33	1,347,991
1,672,043	Pool # 254759, 4.500%, 6/1/18	1,630,772
735,999	Pool # 254911, 5.000%, 10/1/23	720,344
1,699,685	Pool # 255360, 5.000%, 8/1/24	1,662,636
1,889,606	Pool # 255767, 5.500%, 6/1/25	1,885,669
1,334,600	Pool # 255807, 5.500%, 8/1/20	1,343,113
408,001	Pool # 647408, 5.000%, 10/1/17	404,286
524,933	Pool # 677002, 5.500%, 1/1/18	528,561
1,635,577	Pool # 685852, 5.500%, 1/1/18	1,646,882
2,006,853	Pool # 735224, 5.500%, 2/1/35	1,992,135
2,046,170	Pool # 783793, 6.000%, 7/1/34	2,065,516
835,527	Pool # 806715, 5.500%, 1/1/35	828,145
1,388,169	Pool # 807963, 5.000%, 1/1/35	1,347,764
833,979	Series 2003-108, Class HA, 5.000%, 1/25/27	830,078
Principal Amount		Value
U.S. Government Mortgage Backed Agencies -- (Continued)
Federal National Mortgage Association -- (Continued)
$1,497,172	Series 2003-11, Class BA, 5.500%, 8/25/32	$1,491,746
414,242	Series 2003-16, Class CB, 4.000%, 2/25/33	396,424

		20,122,062

Government National Mortgage Association -- 3.1%
490,703	Pool # 2699, 6.000%, 1/20/29	502,070
650,739	Pool # 576456, 6.000%, 3/15/32	667,102
776,335	Series 2002-70, Class A, 6.000%, 8/20/32	776,671
1,500,000	Series 2003-100, Class VB, 5.500%, 1/20/23	1,501,293

		3,447,136

Total U.S. Government Mortgage Backed Agencies (Cost $40,072,683)		39,386,812

Principal Amount		Value
U.S. Treasury Notes -- 13.5%
$2,000,000	4.625%, 5/15/06	$2,002,032
2,000,000	6.875%, 5/15/06	2,018,046
2,000,000	7.000%, 7/15/06	2,026,484
1,000,000	6.500%, 10/15/06	1,015,195
2,000,000	6.125%, 8/15/07	2,052,968
2,000,000	3.375%, 11/15/08	1,946,328
1,000,000	5.000%, 8/15/11	1,032,148
2,000,000	4.250%, 11/15/14	1,976,718
1,000,000	1.875%, 7/15/15	1,007,149

Total U.S. Treasury Notes (Cost $15,066,519)		15,077,068

Cash Equivalent -- 1.8%
1,979,219	Huntington Money Market Fund, Interfund Shares*	1,979,219

Total Cash Equivalent (Cost $1,979,219)		1,979,219

Total Investments (Cost $111,892,249) (a) -- 99.3%		110,598,846

Other Assets in Excess of Liabilities -- 0.7%		757,986

Net Assets -- 100.0%		$111,356,832

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Michigan Tax-Free Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
School Districts	56.5%
General Obligations	11.7%
Facilities	11.6%
Medical	7.3%
Higher Education	2.1%
General Fund	2.0%
Pollution	2.0%
Utilities	1.8%
Water	1.8%
Airport	1.0%
Development	0.9%
Cash	0.4%
Power	0.3%
Transportation	0.0%
Other Assets in Excess of Liabilities	0.6%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purpose of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments (audited)

Principal Amount		Value
Municipal Bonds -- 99.0%
Michigan -- 99.0%
$135,000	Ann Arbor, MI, Water Supply Systems Revenue, Series Z, (AMBAC Ins), 3.000%, 2/1/11	$130,680
475,000	Avondale, MI, School District, Building & Site, G.O., 5.250%, 5/1/18	523,422
100,000	Bedford, MI, Public School District, G.O., (FSA Ins), 4.650%, 5/1/12	103,035
150,000	Big Rapids, MI, Public School District, (FSA Ins), 5.000%, 5/1/19	154,992
75,000	Bishop, MI, International Airport Authority Refunding, Series A, G.O., (AMBAC Ins), 5.100%, 12/1/18	79,083
100,000	Bloomfield Hills, MI, School Improvements, G.O., 5.000%, 5/1/11	102,439
125,000	Bridgeport Spaulding, MI, City School District, G.O., 5.500%, 5/1/14	137,204
800,000	Caledonia, MI, Community Schools, G.O., 5.250%, 5/1/15	855,991
250,000	Canton Charter Township, MI, G.O., (FGIC Ins), 5.250%, 10/1/11	265,075
50,000	Cedar Springs, MI, Public School District G.O., 4.800%, 5/1/11	51,514
400,000	Chippewa Valley, MI, Schools, Building & Site, Series I, G.O., 5.375%, 5/1/17	436,316
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$250,000	Chippewa Valley, MI, Schools, Building & Site, Series I, G.O., 5.375%, 5/1/18	$272,698
100,000	Coldwater, MI, Water Supply Refunding Revenue, (AMBAC Ins), 4.750%, 7/1/10	102,031
300,000	Coopersville, MI, Area Public Schools, G.O., (MBIA Ins), 4.875%, 5/1/15	314,547
65,000	Detroit, MI, City School District, Series B, G.O., (FGIC Ins), 5.000%, 5/1/19	68,580
250,000	Detroit, MI, Downtown Development Authority Tax Increment Revenue, Series A, (MBIA Ins), 4.650%, 7/1/10	258,845
300,000	Detroit, MI, School District, G.O., (FGIC Ins), 5.375%, 5/1/15	321,426
50,000	Detroit, MI, Water Supply System Revenue, Series A, (MBIA Ins), 5.200%, 7/1/08	52,264
500,000	Detroit, MI, Water Supply Systems Revenue, Series A, (FGIC Ins), 5.000%, 7/1/13	542,174
60,000	Dexter, MI, Community Schools, G.O., (FGIC Ins), 4.800%, 5/1/10	61,817
90,000	Dowagiac, MI, Union School District, G.O., 5.500%, 5/1/16	98,893
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$150,000	Eastern Michigan University, Refunding Revenue, (FGIC Ins), 5.800%, 6/1/12	$168,540
65,000	Ecorse, MI, Public School District, G.O. (FGIC Ins), 5.250%, 5/1/12	68,366
150,000	Ecorse, MI, Public School District, G.O., (FSA Ins), 5.000%, 5/1/19	160,724
270,000	Ferndale, MI, Public Improvements Refunding, G.O., (FGIC Ins), 5.000%, 4/1/15	289,086
250,000	Forest Hills, MI, Public Schools, G.O., 5.250%, 5/1/13	268,018
400,000	Fowlerville, MI, Community School District, G.O., (MBIA Ins), 5.350%, 5/1/10	410,768
45,000	Genesee County, MI, Building Authority, G.O. (MBIA Ins), 4.000%, 5/1/08	45,707
200,000	Genesee County, MI, Building Authority, G.O., (AMBAC Ins), 5.100%, 5/1/14	211,102
200,000	Godwin Heights, MI, Public Schools, G.O., 5.600%, 5/1/14	217,622
825,000	Grand Rapids & Kent County, MI, Building Authority, Series A, G.O., 5.000%, 12/1/19	883,879
25,000	Grand Rapids, MI, Community College, G.O. (FGIC Ins), 5.100%, 5/1/13	25,918
545,000	Grand Rapids, MI, Downtown Development Authority Tax Increment Revenue, (MBIA Ins), 6.600%, 6/1/08	551,273
100,000	Grand Rapids, MI, G.O., 5.100%, 4/1/14	104,479
200,000	Grandville, MI, Public School District Refunding, G.O., 5.150%, 5/1/12	204,660
490,000	Greenville, MI, Public Schools Refunding G.O., (FSA Ins), 4.900%, 5/1/13	503,387
95,000	Grosse Isle Township, MI, School District Refunding, G.O. (FGIC Ins), 4.850%, 5/1/12	97,789
500,000	Grosse Pointe, MI, Public Schools, G.O., 5.000%, 5/1/13	534,865
300,000	Hartland, MI, Consolidated School District Refunding, G.O., 5.050%, 5/1/18	315,243
45,000	Hudsonville, MI, Public Schools, G.O., (FGIC Ins), 5.050%, 5/1/12	46,602
55,000	Hudsonville, MI, Public Schools, G.O., (FGIC Ins), 5.050%, 5/1/12	57,157
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$140,000	Huron Valley, MI, School District Refunding, G.O. (FGIC Ins), 5.000%, 5/1/18	$144,354
50,000	Huron Valley, MI, School District, G.O., (FGIC Ins), 4.800%, 5/1/13	51,763
525,000	Jackson, MI, Downtown Development, G.O., (FSA Ins), 5.750%, 6/1/13	579,437
50,000	Kalamazoo, MI, Building Authority Revenue, (FSA Ins), 4.400%, 10/1/10	51,124
200,000	Kalamazoo, MI, City Schools District, Building & Site, G.O., (FSA Ins), 5.000%, 5/1/13	213,492
100,000	Kalamazoo, MI, Hospital Finance Authority Refunding Revenue, (MBIA Ins), 5.250%, 5/15/18	104,641
190,000	Kelloggsville, MI, Public School District Refunding, G.O., (FGIC Ins), 5.000%, 5/1/13	196,551
260,000	Kelloggsville, MI, Public School District Refunding, G.O., (FGIC Ins), 5.000%, 5/1/13	269,908
250,000	Kent County, MI, Building Authority, G.O., 5.000%, 6/1/14	259,860
25,000	Kent County, MI, Building Authority, G.O., 4.800%, 6/1/16	26,062
500,000	Lake Orion, MI, Community School District Refunding, G.O., 4.800%, 5/1/15	526,690
1,000,000	Lake Orion, MI, Community School District Refunding, G.O., 5.000%, 5/1/18	1,055,319
140,000	Lakeview, MI, Public School District, G.O., 5.000%, 5/1/16	146,780
250,000	Lansing, MI, Board of Water & Light Revenue, Series A, 5.000%, 7/1/15	266,308
125,000	Madison, MI, Public School District Refunding, G.O., (FGIC Ins), 5.125%, 5/1/18	132,036
75,000	Marshall, MI, Building Authority, G.O., (AMBAC Ins), 5.450%, 4/1/14	81,049
300,000	Michigan Municipal Bond Authority Revenue, Series C, (AMBAC Ins), 5.100%, 11/1/15	317,622
200,000	Michigan Municipal Building Authority Revenue, Series A, 5.100%, 10/1/09	204,874
250,000	Michigan Municipal Building Authority, Water Utility Improvements Revenue, 5.875%, 10/1/17	278,755
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$250,000	Michigan State Building Authority Refunding Revenue, Series I, 5.500%, 10/15/12	$273,065
50,000	Michigan State Building Authority Refunding Revenue, Series I (FSA Ins), 5.250%, 10/15/12	54,700
100,000	Michigan State Building Authority Revenue, Series I, 4.750%, 10/15/11	104,743
600,000	Michigan State Building Authority, Facilities Program Refunding Revenue, Series I, 5.125%, 10/15/15	631,800
10,000	Michigan State Hospital Finance Authority Refunding Revenue, Series A (MBIA Ins), 6.000%, 5/15/14	10,905
45,000	Michigan State Hospital Finance Authority Refunding Revenue, Series A, (FSA Ins), 5.000%, 8/15/13	47,241
40,000	Michigan State Hospital Finance Authority Refunding Revenue, Series A, (MBIA Ins), 5.000%, 2/15/18	41,180
100,000	Michigan State Hospital Finance Authority Revenue (AMBAC Ins), 5.500%, 1/1/16	104,129
850,000	Michigan State Hospital Finance Authority Revenue, (MBIA Ins), 5.000%, 11/15/17	906,210
10,000	Michigan State Hospital Financing Authority Revenue, (AMBAC Ins), 5.750%, 5/15/16	10,720
355,000	Michigan State Hospital Financing Authority Revenue, (MBIA Ins), 5.000%, 11/15/19	377,624
250,000	Michigan State School Improvements, G.O., 4.800%, 12/1/11	258,688
100,000	Montabella, MI, Community School District, G.O., (FGIC Ins), 5.200%, 5/1/17	105,863
1,000,000	Mount Clemens, MI, Community School District Refunding, G.O., (FSA Ins), 5.000%, 5/1/18	1,069,889
50,000	Newaygo, MI, Public Schools, G.O., 5.500%, 5/1/13	54,206
70,000	Northwestern Community College, MI, Prerefunded, G.O., (FGIC Ins), 5.300%, 4/1/12	74,755
10,000	Northwestern Community College, MI, Unrefunded, G.O. , (FGIC Ins), 5.300%, 4/1/12	10,625
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$150,000	Novi, MI, Community School District, G.O., 5.125%, 5/1/18	$158,525
500,000	Paw Paw, MI, Public School District, G.O., (FGIC Ins), 6.500%, 5/1/09	548,275
150,000	Petoskey, MI, Hospital Financing Authority Refunding Revenue, (MBIA Ins), 5.500%, 11/15/09	159,675
200,000	Portage, MI, Building Authority, G.O., 5.450%, 7/1/09	206,072
250,000	Portage, MI, Public Schools, G.O., (FSA Ins), 4.500%, 5/1/14	255,480
100,000	Reeths-Puffer, MI, Schools Refunding, G.O., (FGIC Ins), 4.850%, 5/1/12	101,881
490,000	Romeo, MI, Community School District, G.O., 5.250%, 5/1/15	524,295
640,000	Saginaw Valley State University, MI, Revenue, (AMBAC Ins), 5.000%, 7/1/12	675,379
65,000	South Lyon, MI, Community Schools, G.O., 4.250%, 5/1/10	66,937
1,175,000	South Lyon, MI, Community Schools, G.O., (MBIA Ins), 5.250%, 5/1/18	1,274,570
500,000	South Macomb, MI, Disposal Authority Revenue, (AMBAC Ins), 5.375%, 9/1/12	534,830
200,000	Sterling Heights, MI, Building Authority, G.O., (FGIC Ins), 5.600%, 10/1/13	212,964
100,000	Stockbridge, MI, Community Schools, G.O., 5.150%, 5/1/13	107,016
225,000	Tecumseh, MI, Public Schools, G.O., 5.300%, 5/1/16	242,132
40,000	Three Rivers, MI, Community Schools, G.O., (FSA Ins), 4.900%, 5/1/13	41,093
300,000	University of Michigan Refunding Revenue, Series A-1, 5.250%, 12/1/10	314,406
200,000	Van Buren County, MI, Public Schools, G.O., (AMBAC Ins), 4.750%, 5/1/16	208,918
500,000	Van Buren County, MI, Sewage Disposal, G.O., (AMBAC Ins), 5.000%, 5/1/16	522,755
170,000	Walker, MI, Building Authority, G.O., (MBIA Ins), 5.200%, 5/1/14	182,266
100,000	Wayne County, MI, Public Improvements, G.O., 5.300%, 10/1/13	106,839
15,000	Wayne County, MI, Wayne Community College, G.O., (AMBAC Ins), 5.350%, 7/1/13	16,037
Principal Amount		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$100,000	Wayne State University, MI, Revenue (FGIC Ins), 5.375%, 11/15/13	$107,587
145,000	West Ottawa, MI, Public School District, Unrefunded, G.O., (FGIC Ins), 5.400%, 5/1/09	148,806
60,000	West Ottawa, MI, Public School District, Unrefunded, G.O., (FGIC Ins), 5.600%, 5/1/11	61,752
550,000	Western Ottawa, MI, Public School District Refunding, G.O., Series A, 5.375%, 5/1/13	604,026
200,000	Western Township, MI, Utilities Refunding, G.O. Series A (MBIA Ins), 5.250%, 1/1/12	212,388
200,000	White Cloud, MI, Public Schools, G.O., 5.500%, 5/1/15	219,362
Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$250,000	Whiteford, MI, Agricultural School District, G.O., 5.000%, 5/1/15	$268,180
50,000	Woodhaven-Brownstown, MI, School District, G.O., 5.125%, 5/1/14	53,632
85,000	Wyandotte, MI, Electric Utility Refunding Revenue, (MBIA Ins), 5.375%, 10/1/13	89,965

Total Municipal Bonds (Cost $27,072,039)		27,367,222

Cash Equivalent -- 0.4%
105,093	Fidelity Institutional Tax-Exempt Fund	105,093

Total Cash Equivalent (Cost $105,093)		105,093

Total Investments (Cost $27,177,132) (a) -- 99.4%		27,472,315

Other Assets in Excess of Liabilities -- 0.6%		176,601

Net Assets -- 100.0%		$27,648,916

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Mortgage Securities Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Mortgage Backed Agencies	84.6%
Real Estate Investment Trusts	8.2%
U.S. Government Agencies	5.8%
Cash[1]	1.2%
Other Assets in Excess of Liabilities	0.2%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value
U.S. Government Mortgage Backed Agencies -- 84.6%
Federal Home Loan Bank -- 1.2%
$1,035,293	Series Z2-2013, Class A, 4.800%, 2/25/13	$1,027,529

Federal Home Loan Mortgage Corporation -- 37.9%
999,610	Pool # 1G0865, 4.921%, 7/1/35	987,536
1,473,125	Pool # A15284, 5.500%, 10/1/33	1,463,671
494,812	Pool # C00730, 6.000%, 3/1/29	501,395
181,518	Pool # C90237, 6.500%, 11/1/18	187,879
1,241,200	Pool # C90859, 5.500%, 10/1/24	1,240,729
518,758	Pool # E96459, 5.000%, 5/1/18	514,490
1,561,064	Pool # G08005, 5.500%, 8/1/34	1,548,751
1,756,723	Pool # M80916, 4.000%, 5/1/11	1,707,038
696,673	Pool # M80927, 5.000%, 7/1/11	693,355
1,795,650	Pool # M80977, 5.500%, 5/1/12	1,800,139
281,877	REMIC Series 2399, Class EC, 5.500%, 1/15/09	282,224
1,000,000	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	999,052
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	2,028,370
1,340,477	REMIC Series 2584, Class LE, 4.000%, 12/15/13	1,259,158
880,967	REMIC Series R002, Class AH, 4.750%, 7/15/15	871,298
586,928	Series 1994-23, Class PK, 6.000%, 5/25/10	596,010
2,550,000	Series 2003-32, Class KB, 5.000%, 3/25/17	2,540,813
1,000,000	Series 2003-53, Class JL, 5.000%, 12/25/31	967,587
953,425	Series 25444, Class QB, 5.000%, 9/15/15	953,184
697,034	Series 2548, Class HA, 4.500%, 1/15/10	692,170
556,301	Series 2552, Class NM, 5.000%, 11/15/26	555,899
1,000,000	Series 2571, Class VP, 5.500%, 7/15/21	1,000,787
2,000,000	Series 2780, Class QC, 4.500%, 3/15/17	1,962,700
Principal Amount		Value
U.S. Government Mortgage Backed Agencies -- (Continued)
Federal Home Loan Mortgage Corporation -- (Continued)
$1,907,238	Series 2957, Class VB, 5.000%, 4/15/16	$1,896,833
1,000,000	Series 2976, Class HP, 4.500%, 1/15/33	973,244
1,935,240	Series 3002, Class CA, 5.000%, 7/15/35	1,899,923
1,923,625	Series 3046, Class YA, 5.000%, 2/15/19	1,907,771

		32,032,006

Federal National Mortgage Association -- 42.0%
1,263,123	Pool # 254442, 5.500%, 9/1/17	1,272,249
730,666	Pool # 254486, 5.000%, 9/1/17	724,242
962,787	Pool # 254720, 4.500%, 5/1/18	939,323
1,003,226	Pool # 254759, 4.500%, 6/1/18	978,776
1,039,834	Pool # 254831, 5.000%, 8/1/23	1,018,040
2,120,607	Pool # 254908, 5.000%, 9/1/23	2,076,162
1,940,228	Pool # 254911, 5.000%, 10/1/23	1,899,564
646,736	Pool # 254955, 4.000%, 10/1/10	625,659
836,034	Pool # 255320, 5.000%, 7/1/24	818,071
1,844,368	Pool # 255711, 5.500%, 4/1/25	1,841,102
948,423	Pool # 357771, 5.000%, 5/1/25	927,578
322,579	Pool # 602879, 6.000%, 11/1/31	326,482
832,719	Pool # 663808, 5.000%, 11/1/17	825,398
1,139,692	Pool # 684488, 5.000%, 12/1/17	1,129,673
1,375,611	Pool # 693256, 5.000%, 4/1/18	1,363,301
2,195,195	Pool # 729535, 5.500%, 7/1/33	2,179,784
2,006,853	Pool # 735224, 5.500%, 2/1/35	1,992,763
340,277	Pool # 748422, 6.000%, 8/1/33	343,936
2,046,170	Pool # 783793, 6.000%, 7/1/34	2,066,156
835,527	Pool # 806715, 5.500%, 1/1/35	828,406
726,001	Pool # 814261, 6.000%, 1/1/35	733,092
996,100	Pool # 836450, 6.000%, 10/1/35	1,005,853
99,575	Pool # E65142, 6.500%, 7/1/11	102,302
1,048,667	Series 2003-38, Class TC, 5.000%, 3/25/23	1,039,244
1,000,000	Series 2003-92, Class KH, 5.000%, 3/25/32	966,805
388,908	Series 2004-21, Class NA, 5.500%, 4/25/34	388,864
Principal Amount or Shares		Value
U.S. Government Mortgage Backed Agencies -- (Continued)
Federal National Mortgage Association -- (Continued)
$2,000,000	Series 2004-45, Class NC, 5.500%, 11/25/28	$2,012,205
2,126,562	Series 2004-45, Class VD, 4.500%, 3/25/18	2,048,026
854,541	Series 2005-11, Class PK, 5.000%, 11/25/25	854,439
1,000,000	Series 2672, Class GH, 5.500%, 8/15/31	988,001
1,091,000	Series 2847, Class NC, 4.000%, 1/15/24	1,064,810

		35,380,306

Government National Mortgage Association -- 3.5%
1,728	Pool # 328651, 8.500%, 5/15/07	1,744
2,967,389	Pool # 3637, 5.500%, 11/20/34	2,981,288

		2,983,032

Total U.S. Government Mortgage Backed Agencies (Cost $72,620,050)		71,422,873

U.S. Government Agencies -- 5.8%
Federal Home Loan Bank -- 2.4%
2,000,000	3.650%, 1/18/06	1,996,558

Federal Home Loan Mortgage Corporation -- 2.3%
500,000	3.650%, 1/23/08	489,677
500,000	4.500%, 4/2/14	482,995
1,000,000	5.000%, 3/2/15	984,795

		1,957,467

Federal National Mortgage Association -- 1.1%
1,000,000	2.875%, 5/19/08	959,202

Total U.S. Government Agencies (Cost $4,980,324)		4,913,227

Common Stocks -- 8.2%
Real Estate Investment Trusts -- 8.2%
4,700	Acadia Realty Trust	94,235
3,400	Alexandria Real Estate Equities, Inc.	273,700
5,000	American Campus Communities, Inc.	124,000
1,000	Avalonbay Communities, Inc.	89,250
3,400	Boston Properties, Inc.	252,042
7,000	Brandywine Realty Trust	195,370
2,000	Camden Property Trust	115,840
6,000	CBL & Associates Properties, Inc.	237,060
4,200	CenterPoint Properties Corp.	207,816
5,000	Centracore Properties Trust	134,350
4,200	Developers Diversified Realty Corp.	197,484
5,000	Duke Realty Corp.	167,000
4,500	EastGroup Properties, Inc.	203,220
1,000	Equity Lifestyle Properties, Inc.	44,500
Shares		Value
Common Stocks -- (Continued)
Real Estate Investment Trusts -- 8.2%
2,700	Equity Office Properties Trust	$81,891
5,000	Equity Residential Properties Trust	195,600
2,500	Essex Property Trust, Inc.	230,500
4,100	General Growth Properties, Inc.	192,659
800	Getty Realty Corp.	21,032
5,000	Health Care Property Investors, Inc.	127,800
3,500	Healthcare Realty Trust, Inc.	116,445
4,200	Heritage Property Investment	140,280
5,000	Home Properties, Inc.	204,000
4,600	Hospitality Properties Trust	184,460
7,600	Kimco Realty Corp.	243,808
4,000	Mack-Cali Realty Corp.	172,800
1,000	Mills Corp.	41,940
1,000	New Plan Excel Realty Trust	23,180
2,500	Parkway Properties, Inc.	100,350
6,000	Pennsylvania Real Estate Investment Trust	224,160
6,386	ProLogis	298,354
3,200	Public Storage, Inc.	216,704
1,000	Realty Income Corp.	21,620
1,000	Reckson Associates Realty Corp.	35,980
3,100	Regency Centers Corp.	182,745
2,500	Shurgard Storage Centers, Inc., Class A	141,775
3,400	Simon Property Group, Inc.	260,542
2,800	SL Green Realty Corp.	213,892
1,100	The Macerich Co.	73,854
5,900	United Dominion Realty Trust, Inc.	138,296
3,900	Ventas, Inc.	124,878
2,800	Vornado Realty Trust	233,716
5,000	Washington Real Estate Investment Trust	151,750
5,000	Weingarten Realty Investors	189,050

Total Common Stocks (Cost $4,274,501)		6,919,928

Cash Equivalent -- 1.2%
1,044,740	Huntington Money Market Fund, Interfund Shares*	1,044,740

Total Cash Equivalent (Cost $1,044,740)		1,044,740

Total Investments (Cost $82,919,615) (a) -- 99.8%		84,300,768

Other Assets in Excess of Liabilities -- 0.2%		172,281

Net Assets -- 100.0%		$84,473,049

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Tax-Free Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
General Obligations	33.7%
School Districts	17.7%
Water	12.9%
Facilities	10.0%
Higher Education	8.4%
Medical	8.3%
Power	2.5%
General Fund	1.8%
Utilities	1.7%
Transportation	1.5%
Pollution Control	0.8%
Cash	0.4%
Other Assets in Excess of Liabilities	0.3%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value
Municipal Bonds -- 99.3%
Ohio -- 99.3%
$500,000	Akron, OH, G.O., Series 2, 5.300%, 12/1/11	$518,775
50,000	Akron, OH, Hospital Improvements Revenue, (FSA Ins), 5.250%, 11/15/15	53,985
70,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins), 5.250%, 12/1/18	75,934
335,000	Akron, OH, Water Utility Improvements Revenue, (MBIA Ins), 5.250%, 12/1/17	362,557
150,000	Allen County, OH, Refunding, G.O., (AMBAC Ins), 5.250%, 12/1/15	163,479
375,000	Avon Lake, OH, Water System Revenue, Series A, (AMBAC Ins), 5.500%, 10/1/15	408,836
75,000	Avon Lake, OH, Water Systems Revenue, Series A, (AMBAC Ins), 5.600%, 10/1/19	82,093
500,000	Bay Village, OH, City School District, G.O., 5.250%, 12/1/16	538,175
140,000	Bay Village, OH, City School District, G.O., 5.375%, 12/1/18	151,340
105,000	Bowling Green State University, OH, 5.250%, 6/1/19	113,897
500,000	Butler County, OH, G.O., (AMBAC Ins), 5.000%, 12/1/12	520,730
20,000	Butler County, OH, Sales Tax Revenue, (AMBAC Ins), 5.000%, 12/15/13	20,842
315,000	Butler County, OH, Transportation Improvement Revenue, Series A, 5.125%, 4/1/17	330,485
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$615,000	Canton, OH, City School District, (MBIA Ins), 0.000%, 12/1/13	$446,545
420,000	Canton, OH, School District, G.O., (MBIA Ins), 5.350%, 12/1/15	455,322
200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins), 5.250%, 12/1/19	217,474
465,000	Cincinnati, OH, Pension Funding Refunding, G.O., 5.750%, 12/1/16	507,180
150,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/12	158,532
525,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/15	551,255
150,000	Cincinnati, OH, Water System Revenue, 5.500%, 12/1/12	163,650
560,000	Cincinnati, OH, Water Systems Revenue, 5.000%, 12/1/10	598,325
90,000	Cleveland, OH Waterworks Revenue, 5.250%, 1/1/11	94,230
110,000	Cleveland, OH Waterworks Revenue, 5.250%, 1/1/11	114,824
550,000	Cleveland, OH Waterworks Revenue, 5.250%, 1/1/13	575,850
640,000	Cleveland, OH Waterworks Revenue, 5.250%, 1/1/13	668,064
650,000	Cleveland, OH Waterworks Revenue, 5.000%, 1/1/16	674,128
600,000	Cleveland, OH Waterworks Revenue, 5.000%, 1/1/16	625,338
55,000	Cleveland, OH Waterworks Revenue, 5.000%, 1/1/17	57,323
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$60,000	Cleveland, OH Waterworks Revenue, 5.000%, 1/1/17	$62,169
150,000	Cleveland, OH, G.O., (FGIC Ins), 5.500%, 11/15/13	162,732
85,000	Cleveland, OH, G.O., (MBIA Ins) (Various Purposes), 5.500%, 12/1/13	94,191
180,000	Cleveland, OH, Public Power System Refunding Revenue, Series 1 (MBIA Ins), 5.250%, 11/15/16	186,448
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins), 5.250%, 12/1/14	87,086
100,000	Cleveland, OH, Waterworks Refunding Revenue, Series G, (MBIA Ins), 5.500%, 1/1/13	108,414
1,100,000	Columbus, OH, Police/Fireman Disability, G.O., 5.000%, 7/15/13	1,155,660
75,000	Columbus, OH, Series A, G.O., 5.000%, 6/15/13	81,445
26,800	Columbus, OH, Special Assessment, 5.700%, 7/15/06	27,055
745,000	Crawford County, OH, Refunding, G.O., (AMBAC Ins), 4.750%, 12/1/19	774,010
370,000	Cuyahoga County, OH, Correctional Facilities Improvements, G.O., 5.000%, 12/1/17	394,461
100,000	Cuyahoga County, OH, Hospital Refunding Revenue, Series B, (MBIA Ins), 5.500%, 1/15/16	102,207
500,000	Cuyahoga County, OH, Hospital Revenue, Walker Center, Series I, 5.250%, 1/1/13	524,045
265,000	Cuyahoga County, OH, Port Authority Revenue, (AMBAC Ins), 4.000%, 8/1/12	270,838
500,000	Dayton, OH, G.O., (MBIA Ins), 5.000%, 12/1/12	525,335
435,000	Delaware County, OH, G.O., 5.000%, 12/1/18	461,439
50,000	Dublin, OH, City School District Refunding, G.O., (MBIA Ins), 5.000%, 12/1/19	51,819
125,000	East Liverpool, OH, City Hospital Revenue, Series B, (FSA Ins), 4.750%, 10/1/13	128,388
500,000	Euclid, OH, G.O., 5.450%, 12/1/08	511,070
500,000	Euclid, OH, G.O., 5.000%, 12/1/12	524,770
115,000	Fairfield County, OH, Local School District, G.O., (FSA Ins), 5.000%, 12/1/12	124,616
205,000	Fairlawn, OH, G.O., 5.750%, 12/1/13	207,095
115,000	Field, OH, Local School District, G.O., (AMBAC Ins), 5.000%, 12/1/18	123,563
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$500,000	Franklin County, OH, Hospital Facility Authority Refunding Revenue, 5.800%, 11/1/10	$516,100
200,000	Franklin County, OH, Refunding, G.O., 5.375%, 12/1/20	214,114
100,000	Girard, OH, Local School District, G.O., (AMBAC Ins), 5.850%, 12/1/19	109,866
75,000	Goshen, OH, Local School District, G.O., 5.500%, 12/1/18	81,173
260,000	Hamilton County, OH, Sales Tax Revenue, Series B, (AMBAC Ins), 5.750%, 12/1/12	285,701
500,000	Hamilton County, OH, Sales Tax Revenue, Series B, (AMBAC Ins), 5.750%, 12/1/17	549,345
250,000	Hudson City, OH, Recreational Facilities Improvements, G.O., 5.000%, 12/1/14	264,645
50,000	Kent State University, OH, General Receipts, Series A, (AMBAC Ins), 5.000%, 5/1/18	51,554
500,000	Kent State University, OH, Revenue, (MBIA Ins), 5.300%, 5/1/10	517,755
230,000	Kettering, OH, City School District, G.O., (FGIC Ins), 5.000%, 12/1/16	246,415
285,000	Lakewood, OH, City School District, G.O., (FSA Ins), 5.000%, 12/1/18	303,348
50,000	Lakewood, OH, Public Improvements, G.O., 4.750%, 12/1/12	52,625
250,000	Lakota, OH, Local School District, G.O., (FGIC Ins), 5.050%, 12/1/13	263,295
100,000	Licking County, OH, Joint Vocational School District, G.O., (MBIA Ins), 5.375%, 12/1/14	109,997
150,000	London, OH, City School District, G.O., 5.500%, 12/1/14	165,455
300,000	Lorain County, Hospital Revenue, Series B, (MBIA Ins), 5.625%, 9/1/14	315,669
500,000	Lorain County, OH, Revenue, Catholic Healthcare Partners, Series B, (MBIA Ins), 6.000%, 9/1/08	530,020
50,000	Lucas County, OH, G.O., (AMBAC Ins), 5.375%, 12/1/11	51,933
810,000	Lucas County, OH, Hospital Refunding Revenue, (AMBAC Ins), 5.000%, 11/15/11	863,232
205,000	Lucas County, OH, Juvenile Justice, G.O., (FGIC Ins), 5.750%, 11/15/11	212,903
50,000	Mahoning County, OH, Hospital Facilities Revenue, Series A, (MBIA Ins), 5.000%, 11/15/17	51,880
500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins), 5.200%, 12/1/14	535,430
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	Mansfield, OH, City School District, G.O., (MBIA Ins) (Various), 5.350%, 12/1/14	$107,828
1,010,000	Marysville, OH, Exempt Village School District, G.O., (MBIA Ins), 5.250%, 12/1/16	1,098,840
500,000	Mason, OH, City School District, G.O., 5.150%, 12/1/12	536,495
70,000	Medina, OH, City School District, G.O., (FGIC Ins), 5.125%, 12/1/19	74,432
250,000	Miami County, OH, G.O., 4.875%, 12/1/10	261,335
200,000	Middleburg Heights, OH, Hospital Refunding Revenue, Southwest General Health Center, 5.625%, 8/15/15	213,746
50,000	Middleburg Heights, OH, Public Improvements Refunding, G.O., 4.300%, 12/1/10	51,410
50,000	Montgomery County, OH, Cathlolic Health Revenue, 5.500%, 9/1/14	53,996
100,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/11	108,531
50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	54,132
250,000	Montgomery County, OH, Water Refunding Revenue, (AMBAC Ins), 5.375%, 11/15/16	272,155
100,000	Muskingum County, OH, Hospital Facilities Refunding Revenue, Bethesda Hospital Association, (Connie Lee Ins), 5.400%, 12/1/16	103,641
250,000	Muskingum County, OH, Refunding & Improvement Revenue, Bethesda Care System, (Connie Lee Ins), 5.350%, 12/1/07	258,585
110,000	New Albany, OH, Plain Local School District, G.O., (FSA Ins), 4.000%, 12/1/12	112,531
100,000	North Olmsted, OH, Public Improvements Refunding, G.O., (FGIC Ins), 5.500%, 12/1/12	108,627
100,000	North Olmsted, OH, Public Improvements, G.O., (AMBAC Ins), 5.000%, 12/1/16	103,976
235,000	Norwalk, OH, Refunding, G.O., 5.550%, 4/1/09	240,971
250,000	Norwalk, OH, Refunding, G.O., 5.600%, 4/1/10	256,383
1,000,000	Ohio Municipal Electric Generation Agency Refunding Revenue, (AMBAC Ins), 5.000%, 2/15/17	1,069,360
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$330,000	Ohio State Building Authority Arts & Sports Projects Revenue, Series A, (MBIA Ins), 5.000%, 10/1/10	$352,466
1,100,000	Ohio State Building Authority Facilities Revenue, Administration Building, Series A, 5.250%, 10/1/11	1,182,532
520,000	Ohio State Building Authority Facilities Revenue, Administration Building, Series A, 5.375%, 10/1/14	553,046
170,000	Ohio State Building Authority Refunding Revenue, Series A, 5.250%, 6/1/10	182,259
65,000	Ohio State Building Authority Revenue, Series A, (FSA Ins), 5.500%, 4/1/15	71,385
300,000	Ohio State Building Authority Sports Facilities Revenue, (FSA Ins), 5.375%, 10/1/11	315,669
75,000	Ohio State Building Authority Sports Facilities Revenue, Series A, 5.250%,10/1/13	79,842
200,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/13	216,748
135,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/15	146,305
545,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/11	600,007
500,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/12	541,870
125,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/14	136,463
100,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/15	108,954
60,000	Ohio State Building Authority, Refunding Revenue, Series A, (FGIC Ins), 5.000%, 4/1/11	64,300
150,000	Ohio State Building Authority, State Facilities Revenue, Series A, 5.000%,4/1/16	159,824
140,000	Ohio State Community Schools, G.O., Series B, 5.000%, 9/15/18	148,158
100,000	Ohio State Community Schools, Series B, G.O., (FSA Ins), 5.000%, 9/15/18	106,506
700,000	Ohio State Conservation Projects, Series A, G.O., 5.000%, 3/1/17	746,739
200,000	Ohio State Higher Education Capital Facilities, G.O., Series B, 5.625%, 5/1/15	217,402
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	Ohio State Higher Education Facilities Revenue, (AMBAC Ins), 5.200%, 12/1/10	$104,380
1,000,000	Ohio State Higher Education Facilities Revenue, Case Western Reserve University, 5.000%, 10/1/11	1,037,720
700,000	Ohio State Higher Education, Capital Facilities, G.O., Series A, 5.375%, 2/1/15	760,837
300,000	Ohio State Higher Educational Facilities Revenue, Xavier University, (MBIA Ins), 5.350%, 5/15/12	313,518
500,000	Ohio State Highway Capital Improvements, Series I, G.O., 4.000%, 5/1/12	510,630
25,000	Ohio State Highway Improvements Revenue, 5.000%, 2/15/17	26,262
400,000	Ohio State Infrastructure Improvement Refunding, G.O., Series R, 5.250%, 8/1/12	422,140
150,000	Ohio State Parks & Recreation Revenue, Series II-A, (FSA Ins), 5.000%, 12/1/17	160,286
275,000	Ohio State Public Facilities Revenue, Series II-A, 5.200%, 6/1/12	292,998
100,000	Ohio State Turnpike Commission Revenue, Series B, (FGIC Ins), 5.250%, 2/15/12	105,394
100,000	Ohio State University General Receipts Revenue, Series A, 5.125%,12/1/11	107,019
30,000	Ohio State Water Development Authority Refunding Revenue, 5.250%, 6/1/11	32,549
150,000	Ohio State Water Development Authority Revenue, Fresh Water Series, (FSA Ins), 5.250%, 12/1/10	157,736
445,000	Ohio State Water Development Authority Revenue, Public Improvements, (FSA Ins), 5.000%, 6/1/14	466,667
210,000	Ohio State Water Development Authority, Community Assistance, (AMBAC Ins), 5.250%, 12/1/17	221,642
350,000	Ohio State Water Development Authority, Pollution Control Revenue, 5.000%, 6/1/13	378,756
685,000	Ohio State, Public Improvements, Series A, G.O., 5.000%, 3/1/18	728,539
250,000	Plain, OH, Local School District, G.O., (FGIC Ins), 5.700%, 12/1/14	276,995
60,000	Plain, OH, Local School District, G.O., (FGIC Ins), 5.500%, 12/1/18	65,606
100,000	Portage County, OH, Public Improvements, G.O., (MBIA Ins), 5.250%, 12/1/17	105,201
Principal Amount		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$100,000	River Valley, OH, Local School District, G.O., (FSA Ins), 5.250%, 11/1/16	$107,759
1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins), 5.000%, 12/1/17	1,107,682
200,000	Sidney, OH, City School District, G.O., (FGIC Ins), 5.000%, 12/1/12	216,362
730,000	Southwest Licking County, OH, Local School District, G.O., (AMBAC Ins), 5.000%, 12/1/19	783,020
1,000,000	Springfield, OH, City School District, G.O., (FGIC Ins), 5.000%, 12/1/17	1,065,080
130,000	Springfield, OH, G.O., (FGIC Ins), 5.500%, 12/1/17	140,149
145,000	Strasburg Franklin, OH, Local School District, G.O., (AMBAC Ins), 4.000%,12/1/14	147,390
55,000	Strongsville, OH, G.O., 6.700%, 12/1/11	57,685
325,000	Strongsville, OH, Library Improvements, G.O., (FGIC Ins), 5.000%, 12/1/15	344,211
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins), 4.900%, 12/1/15	249,535
500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, G.O., (FGIC Ins), 5.150%, 12/1/14	537,575
315,000	Toledo, OH, Sewer System Revenue, 5.250%, 11/15/13	340,244
700,000	Toledo, OH, Waterworks Revenue (MBIA Ins), 5.000%, 11/15/19	752,409
500,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	542,720
350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins), 5.125%, 12/1/13	381,672
655,000	Twinsburg, OH, Recreational Facilities Improvements, G.O., (FGIC Ins), 5.500%, 12/1/17	713,288
100,000	University of Akron, OH, General Receipts Revenue, (AMBAC Ins), 5.125%, 1/1/11	103,747
1,000,000	University of Cincinnati, OH, Certificate Participation, (MBIA Ins), 5.000%, 6/1/15	1,089,170
500,000	University of Cincinnati, OH, Certificate Participation, University Center Project, (MBIA Ins), 5.100%, 6/1/11	539,330
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins), 5.000%, 6/1/19	321,612
Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Ohio -- (Continued)
$50,000	Warren County, OH, Waterworks Refunding Revenue, (FSA Ins), 5.000%, 12/1/15	$54,158
500,000	Westlake, OH, Refunding & Improvement, G.O., 5.350%, 12/1/10	532,565
165,000	Whitehall, OH, Public Improvements, G.O., (AMBAC Ins), 4.950%, 12/1/10	171,626
100,000	Worthington, OH, City School District Refunding, G.O., (FGIC Ins), 5.000%, 12/1/09	105,465

Total Municipal Bonds (Cost $49,380,323)		49,927,257

Cash Equivalent -- 0.4%
222,620	Fidelity Institutional Tax-Exempt Fund	222,620

Total Cash Equivalent (Cost $222,620)		222,620

Total Investments (Cost $49,602,943) (a) -- 99.7%		50,149,877

Other Assets in Excess of Liabilities -- 0.3%		167,773

Net Assets -- 100.0%		$50,317,650

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Huntington Short/Intermediate Fixed Income Securities Fund

December 31, 2005

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Bonds	67.0%
U.S. Government Agencies	31.1%
Cash[1]	1.0%
Other Assets in Excess of Liabilities	0.9%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2005, and are based on net assets.

1 Investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value
Corporate Bonds -- 67.0%
Banks -- 6.7%
$3,000,000	KeyCorp., 4.700%, 5/21/09	$2,988,699
2,363,637	Marshall & Ilsley Bank, 2.900%, 8/18/09	2,268,571
3,000,000	National City Bank, 4.250%, 1/29/10	2,932,671

		8,189,941

Consumer Discretionary -- 12.6%
3,000,000	Centex Corp., 4.750%, 1/15/08	2,968,668
3,000,000	CVS Corp., 3.875%, 11/1/07	2,942,778
1,495,000	Harman International Industries, Inc., 7.125%, 2/15/07	1,517,654
2,000,000	Metropolitan Life Global Funding, 4.250%, 7/30/09 (c)	1,961,576
1,000,000	Nordstrom, Inc., 5.625%, 1/15/09	1,008,790
3,000,000	Tandy Corp., 6.950%, 9/1/07	3,048,684
1,000,000	The Stanley Works, 3.500%, 11/1/07	976,171
1,000,000	Viacom, Inc., 5.625%, 5/1/07	1,005,323

		15,429,644

Consumer Staples -- 3.7%
3,000,000	Earthgrains Co., 6.500%, 4/15/09	3,088,476
1,500,000	Fortune Brands, Inc., 2.875%, 12/1/06	1,467,936

		4,556,412

Energy -- 7.3%
2,000,000	Anadarko Petroleum Corp., 3.250%, 5/1/08	1,926,042
2,000,000	Burlington Resources, Inc., 5.600%, 12/1/06	2,009,850
3,000,000	Chevron Phillips Chemical Co., 5.375%, 6/15/07	3,009,846
2,000,000	Marathon Oil Corp., 5.375%, 6/1/07	2,010,664

		8,956,402

Financials -- 20.6%
3,000,000	AIG International Lease Finance Corp., 4.500%, 5/1/08	2,965,524
2,000,000	Bear Stearns Co., 3.000%, 3/30/06	1,992,226
2,000,000	Caterpillar Financial Services Corp., 5.050%, 12/1/10	2,004,230
3,000,000	Countrywide Home Loans, Inc., 3.250%, 5/21/08	2,880,819
1,000,000	Ford Motor Credit Co., 6.500%, 1/25/07	967,470
Principal Amount		Value
Corporate Bonds -- (Continued)
Financials -- (Continued)
$2,000,000	Ford Motor Credit Co., 4.950%, 1/15/08	$1,791,988
3,000,000	General Electric Capital Corp., 3.750%, 12/15/09	2,878,260
2,000,000	Goldman Sachs Group, Inc., 4.500%, 6/15/10	1,954,508
3,000,000	HSBC Finance Corp., 4.800%, 6/15/10	2,929,176
2,000,000	MBIA Global Funding LLC, 2.875%, 11/30/06 (c)	1,961,504
2,000,000	Merrill Lynch & Co., 4.250%, 2/8/10	1,945,448
1,000,000	Prudential Financial Co., 6.375%, 7/23/06 (c)	1,008,040

		25,279,193

Industrials -- 4.9%
3,000,000	Rockwell International Corp., 6.150%, 1/15/08	3,059,370
3,000,000	Union Pacific Corp., 3.875%, 2/15/09	2,898,489

		5,957,859

Materials -- 1.6%
2,000,000	Monsanto Co., 4.000%, 5/15/08	1,957,070

Real Estate Investment Trusts -- 1.6%
2,000,000	Camden Property Trust, 4.375%, 1/15/10	1,934,570

Telecommunications -- 3.2%
2,000,000	Bellsouth Corp., 4.200%, 9/15/09	1,942,770
1,000,000	GTE North, Inc., 5.650%, 11/15/08	997,394
1,000,000	Verizon Global Funding Corp., 7.600%, 3/15/07	1,028,240

		3,968,404

Utilities -- 4.8%
2,000,000	Alabama Power Co., 3.125%, 5/1/08	1,922,160
1,000,000	Baltimore Gas & Electric, 5.250%, 12/15/06	1,002,612
3,000,000	Virginia Electric & Power, 5.750%, 3/31/06	3,006,786

		5,931,558

Total Corporate Bonds (Cost $84,366,192)		82,161,053

Principal Amount		Value
U.S. Government Agencies -- 31.1%
Federal Home Loan Bank -- 10.8%
$2,000,000	2.950%, 9/14/06	$1,976,530
3,000,000	3.600%, 2/23/07	2,961,252
3,000,000	3.850%, 1/30/08	2,948,805
2,000,000	3.375%, 2/15/08	1,944,676
1,000,000	3.500%, 12/26/08	965,831
2,500,000	3.875%, 8/14/09	2,429,045

		13,226,139

Federal Home Loan Mortgage Corporation -- 13.2%
2,000,000	3.050%, 1/19/07	1,965,168
1,000,000	4.260%, 7/19/07	992,512
1,000,000	3.300%, 9/14/07	975,436
1,000,000	3.500%, 3/24/08	974,058
1,500,000	3.500%, 4/28/08	1,459,527
2,000,000	3.650%, 5/7/08	1,951,508
3,000,000	3.600%, 5/22/08	2,923,581
1,000,000	3.875%, 1/12/09	974,702
2,000,000	4.250%, 2/24/10	1,956,946
2,000,000	4.875%, 8/24/10	1,985,192

		16,158,630

Principal Amount or Shares		Value
U.S. Government Agencies -- (continued)
Federal National Mortgage Association -- 7.1%
$2,000,000	2.650%, 2/23/07	$1,953,306
2,000,000	3.050%, 4/20/07	1,954,248
2,000,000	3.750%, 9/15/08	1,949,406
2,000,000	3.625%, 3/16/09	1,935,692
1,000,000	3.850%, 4/14/09	972,810

		8,765,462

Total U.S. Government Agencies (Cost $39,002,475)		38,150,231

Cash Equivalent -- 1.0%
1,181,794	Huntington Money Market Fund, Interfund Shares*	1,181,794

Total Cash Equivalent (Cost $1,181,794)		1,181,794

Total Investments (Cost $124,550,461) (a) -- 99.1%		121,493,078

Other Assets in Excess of Liabilities -- 0.9%		1,103,712

Net Assets -- 100.0%		$122,596,790

See Notes to Portfolio of Investments, page 79.

(See notes which are an integral part of the Financial Statements)

Notes to Portfolio of Investments

(a) See Notes to Financial Statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) Rule 144A, Section 4(2) or other security, which is restricted to institutional investors.

(d) All or part of the security was on loan as of December 31, 2005.

* Affiliated

** Variable Rate Demand Notes--rates disclosed in effect at December 31, 2005

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR -- American Depositary Receipt	GO -- General Obligation
AMBAC -- American Municipal Bond Assurance Corporation	LOC -- Letter of Credit
AMEX -- American Stock Exchange	MBIA -- Municipal Bond Insurance Association
BAN -- Bank Anticipation Notes	MSCI -- Morgan Stanley Capital International
EAFE -- Europe Australasia Far East	REMIC -- Real Estate Mortgage Investment Conduit
EMU -- European Monetary Union	S&P -- Standard & Poor’s
FGIC -- Financial Guaranty Insurance Corporation	SPDR -- Standard & Poor’s Depository Receipt
FSA -- Financial Security Assurance

(See notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

December 31, 2005

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund

Assets:
Investments, at value*	$ 34,847,092	$ 742,068,309	$ 180,862,401
Investments in affiliates of securities, at value	--	--	--

Total Investments	34,847,092	742,068,309	180,862,401

Investments in repurchase agreements, at cost	--	52,313,900	--
Cash	--	130,088	--
Foreign currencies, at value (cost $0; $0; $0; $0; $0; $0; $0; $1,157,363 and $0)	--	--	--
Income receivable	139,849	45,106	989,756
Receivable for investments sold	--	--	--
Receivable for shares sold	--	17	--
Tax reclaims receivable	--	--	--
Prepaid expenses and other assets	3,373	18,698	6,982

Total assets	34,990,314	794,576,118	181,859,139

Liabilities:
Options written, at value (premiums received $0; $0; $0; $0; $21,079; $0; $3,376,100; $0 and $0)	--	--	--
Income distribution payable	49,036	1,708,616	284,377
Payable for investments purchased	603,713	--	--
Payable for shares redeemed	--	--	--
Payable for return of collateral received for securities on loan	--	--	--
Accrued expenses and other payables
Investment adviser fees	7,155	175,362	44,569
Administration fees	2,027	52,404	12,628
Sub-Administration fees	1,192	30,826	7,428
Custodian fees	620	16,029	3,862
Financial Administration fees	1,669	24,951	6,440
Distribution fees	6,602	193,573	57,196
Trustees’ fees	192	4,992	1,235
Compliance Service fees	205	5,290	1,275
Other	14,145	139,021	41,353

Total liabilities	686,556	2,351,064	460,363

Net Assets	$ 34,303,758	$ 792,225,054	$ 181,398,776

Net Assets Consist of:
Paid in capital	$ 34,311,334	$ 792,721,222	$ 181,436,823
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liablilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(7,578)	(500,317)	(38,047)
Accumulated net investment income (loss)	2	4,149	--

Total Net Assets	$ 34,303,758	$ 792,225,054	$ 181,398,776

Trust Shares	$ 22,387,910	$ 537,134,346	$ 84,798,667

Investment A Shares	$ 11,915,848	$ 219,766,512	$ 96,600,109

Investment B Shares	--	58,105	--

Interfund Shares	--	35,266,091	--

Shares Outstanding:
Trust Shares	22,391,700	537,629,363	84,810,283

Investment A Shares	11,918,364	219,749,681	96,619,070

Investment B Shares	--	58,308	--

Interfund Shares	--	35,288,930	--

Net Asset Value, Redemption Price and Offering Price Per Share:
Net Asset Value and Redemption Price Per Share
Trust Shares	$ 1.00	$ 1.00	$ 1.00

Investment A Shares	$ 1.00	$ 1.00	$ 1.00

Investment B Shares	--	$ 1.00	--

Interfund Shares	--	$ 1.00	--

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ 363,106,760	$ 121,216,239	$ 255,126,815	$ 210,257,409	$ 181,989,775	$ 28,476,241
--	838,936	582,799	1,001,202	--	358,733

363,106,760	122,055,175	255,709,614	211,258,611	181,989,775	28,834,974

224,051,300	--	--	--	10,194,000	--
80	--	1,411	--	5,795	396
--	--	--	--	1,099,300	--
83,839	388,856	341,807	348,974	334,036	19,498
--	202,091	7,937,594	--	--	--
--	69,473	145,903	138,835	574,663	18,606
--	--	--	--	51,881	--
18,947	5,985	9,649	8,345	7,113	3,488

587,260,926	122,721,580	264,145,978	211,754,765	194,256,563	28,876,962

--	19,350	--	2,867,570	--	--
1,418,769	--	--	--	--	--
--	--	6,511,632	--	--	--
--	255,801	91,229	82,810	222,982	13,288
--	1,547,025	4,650,250	--	--	--

98,754	78,646	133,109	108,953	161,401	18,632
41,971	8,913	18,857	15,435	13,719	2,107
24,689	5,243	11,093	9,080	8,070	1,240
12,837	2,726	5,768	4,721	5,038	645
21,974	5,297	10,583	8,975	9,020	2,741
137,298	39,150	61,583	52,266	41,322	7,543
3,710	844	1,824	1,498	1,267	193
4,236	900	1,903	1,558	1,385	213
108,222	33,691	60,778	51,908	41,376	11,144

1,872,460	1,997,586	11,558,609	3,204,774	505,580	57,746

$ 585,388,466	$ 120,723,994	$ 252,587,369	$ 208,549,991	$ 193,750,983	$ 28,819,216

$ 585,400,822	$ 117,779,571	$ 134,615,228	$ 149,876,261	$ 146,717,822	$ 26,140,891
--	2,649,540	106,586,295	59,215,062	46,063,968	2,728,834
(8,354)	294,883	11,371,895	(541,522)	1,004,285	(52,331)
(4,002)	--	13,951	190	(35,092)	1,822

$ 585,388,466	$ 120,723,994	$ 252,587,369	$ 208,549,991	$ 193,750,983	$ 28,819,216

$ 499,717,838	$ 92,818,864	$ 235,916,305	$ 193,905,695	$ 190,086,948	$ 25,144,627

$ 85,670,628	$ 10,176,993	$ 10,598,085	$ 6,197,469	$ 2,462,604	$ 2,151,654

--	$ 17,728,137	$ 6,072,979	$ 8,446,827	$ 1,201,431	$ 1,522,935

--	--	--	--	--	--

499,699,626	8,549,542	5,970,285	6,202,715	16,119,301	2,223,560

85,703,625	937,481	271,666	198,212	209,773	191,106

--	1,636,394	160,839	271,164	104,058	136,015

--	--	--	--	--	--

$ 1.00	$ 10.86	$ 39.52	$ 31.26	$ 11.79	$ 11.31

$ 1.00	$ 10.86	$ 39.01	$ 31.27	$ 11.74	$ 11.26

--	$ 10.83	$ 37.76	$ 31.15	$ 11.55	$ 11.20

--	--	--	--	--	--

Statements of Assets and Liabilities (Continued)

December 31, 2005

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund

Offering Price Per Share (100%/(100%--maximum sales charge) of net asset value adjusted to the nearest cent):
Trust Shares	$ 1.00	$ 1.00	$ 1.00

Investment A Shares	$ 1.00	$ 1.00	$ 1.00

Investment B Shares (1)	--	$ 1.00	--

Interfund Shares	--	$ 1.00	--

Maximum Sales Charge-Investment A Shares	--	--	--

Investments, at cost	$ 34,847,092	$ 742,068,309	$ 180,862,401

* Includes securities on loan of $0; $0; $0; $0; $1,512,400; $4,548,790; $0; $0; and $0.

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ 1.00	$ 10.86	$ 39.52	$ 31.26	$ 11.79	$ 11.31

$ 1.00	$ 11.52	$ 41.39	$ 33.18	$ 12.46	$ 11.95

--	$ 10.83	$ 37.76	$ 31.15	$ 11.55	$ 11.20

--	--	--	--	--	--

--	5.75%	5.75%	5.75%	5.75%	5.75%

$ 363,106,760	$ 119,407,364	$ 149,123,319	$ 152,552,079	$ 135,917,095	$ 26,106,140

Statements of Assets and Liabilities

December 31, 2005

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund

Assets:
Investments, at value*	$ 151,957,285	$ 86,167,125	$ 30,146,574	$ 87,846,253
Investments in affiliates of securities, at value	10,176,978	2,803,783	1,016,310	2,662,373

Total Investments	162,134,263	88,970,908	31,162,884	90,508,626

Cash	--	135	--	--
Income receivable	148,575	79,804	18,569	48,523
Receivable for shares sold	73,207	110,646	47,925	264,379
Prepaid expenses and other assets	6,752	4,840	3,570	4,803

Total assets	162,362,797	89,166,333	31,232,948	90,826,331

Liabilities:
Options written, at value (premiums received $0; $0; $0; $0; $0; $0; $0; $19,537, $0 and $0)	--	--	--	--
Income distributions payable	--	--	--	--
Payable for investments purchased	--	--	--	385,013
Payable for shares redeemed	153,683	25,954	33,805	43,420
Payable for return of collateral received for securities on loan	1,620,000	--	--	2,359,250
Accrued expenses and other payables
Investment adviser fees	102,972	64,546	13,214	55,947
Administration fees	11,670	6,455	2,246	6,341
Sub-Administration fees	6,865	3,797	1,321	3,730
Custodian fees	3,570	1,974	687	1,939
Financial Administration fees	7,283	4,931	1,992	4,948
Distribution fees	40,372	22,240	7,000	21,243
Trustees’ fees	1,060	579	207	590
Compliance Service fees	1,178	652	227	640
Other	39,306	27,753	12,227	24,924

Total liabilities	1,987,959	158,881	72,926	2,907,985

Net Assets	$ 160,374,838	$ 89,007,452	$ 31,160,022	$ 87,918,346

Net Assets Consist of:
Paid in capital	$ 100,224,117	$ 62,514,253	$ 25,890,195	$ 62,007,911
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liablilities in foreign currency	60,278,718	24,705,906	6,415,754	24,475,014
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(131,638)	1,787,293	(1,145,927)	1,436,925
Accumulated net investment income (loss)	3,641	--	--	(1,504)

Total Net Assets	$ 160,374,838	$ 89,007,452	$ 31,160,022	$ 87,918,346

Trust Shares	$ 147,476,774	$ 79,793,995	$ 29,248,986	$ 80,212,366

Investment A Shares	$ 4,645,845	$ 5,803,916	$ 1,911,036	$ 5,073,151

Investment B Shares	$ 8,252,219	$ 3,409,541	--	$ 2,632,829

Shares Outstanding:
Trust Shares	9,536,318	5,013,608	2,563,263	4,169,446

Investment A Shares	304,168	368,652	168,436	265,870

Investment B Shares	552,811	222,162	--	140,380

Net Asset Value, Redemption Pirce and Offering Price Per Share:
Net Asset Value and Redemption Price Per Share
Trust Shares	$ 15.47	$ 15.92	$ 11.41	$ 19.24

Investment A Shares	$ 15.27	$ 15.74	$ 11.35	$ 19.08

Investment B Shares	$ 14.93	$ 15.35	--	$ 18.75

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 168,692,578	$ 108,619,627	$ 27,472,315	$ 83,256,028	$ 50,149,877	$ 120,311,284
3,274,403	1,979,219	--	1,044,740	--	1,181,794

171,966,981	110,598,846	27,472,315	84,300,768	50,149,877	121,493,078

--	--	--	--	--	--
2,393,170	1,081,274	263,418	381,023	440,194	1,393,860
198,752	13,080	--	76,949	10	56,183
7,019	5,548	3,751	4,891	4,236	6,158
174,565,922	111,698,748	27,739,484	84,763,631	50,594,317	122,949,279

--	--	--	16,775	--	--
312,161	202,201	44,046	--	104,641	182,458
518,436	--	--	--	--	--
12,299	7,681	--	171,967	101,035	32,273
--	--	--	--	--	--

73,127	46,777	12,630	35,709	21,722	52,497
12,432	7,952	2,053	6,071	3,693	8,925
7,313	4,678	1,208	3,571	2,172	5,250
3,803	2,432	628	1,857	1,129	2,730
8,651	6,282	3,600	5,402	5,286	5,994
38,812	24,426	7,439	18,654	12,459	26,938
1,158	727	203	557	359	836
1,255	803	207	613	373	901
45,397	37,957	18,554	29,406	23,798	33,687

1,034,844	341,916	90,568	290,582	276,667	352,489

$ 173,531,078	$ 111,356,832	$ 27,648,916	$ 84,473,049	$ 50,317,650	$ 122,596,790

$ 172,716,917	$ 112,645,455	$ 27,448,490	$ 83,028,120	$ 49,806,390	$ 127,822,886
1,048,908	(1,293,403)	295,183	1,383,915	546,934	(3,057,383)
(123,311)	8,328	(94,757)	59,455	(35,673)	(2,167,655)
(111,436)	(3,548)	--	1,559	(1)	(1,058)

$ 173,531,078	$ 111,356,832	$ 27,648,916	$ 84,473,049	$ 50,317,650	$ 122,596,790

$ 168,763,963	$ 107,165,678	$ 22,195,126	$ 81,950,184	$ 45,570,667	$ 119,090,405

$ 1,699,362	$ 3,707,189	$ 4,838,376	$ 1,823,341	$ 3,221,982	$ 3,506,385

$ 3,067,753	$ 483,965	$ 615,414	$ 699,524	$ 1,525,001	--

8,118,743	10,428,847	2,099,854	9,238,000	2,178,967	6,218,361

81,765	360,783	457,743	204,474	154,151	183,047

147,808	47,076	58,248	78,829	72,959	--

$ 20.79	$ 10.28	$ 10.57	$ 8.87	$ 20.91	$ 19.15

$ 20.78	$ 10.28	$ 10.57	$ 8.92	$ 20.90	$ 19.16

$ 20.75	$ 10.28	$ 10.57	$ 8.87	$ 20.90	--

Statements of Assets and Liabilities (Continued)

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund

Offering Price Per Share (100%/(100%--maximum sales charge) of net asset value adjusted to the nearest cent):
Trust Shares	$ 15.46	$ 15.92	$ 11.41	$ 19.24

Investment A Shares	$ 16.20	$ 16.70	$ 11.52	$ 20.24

Investment B Shares (1)	$ 14.93	$ 15.35	--	$ 18.75

Maximum Sales Charge-Investment A Shares	5.75%	5.75%	1.50%	5.75%

Investments, at cost	$ 101,855,545	$ 64,265,002	$ 24,747,130	$ 66,033,617

* Includes securities on loan of $1,579,490; $0; $0; $2,305,752; $0; $0; $0; $0; $0 and $0.

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 20.79	$ 10.28	$ 10.57	$ 8.87	$ 20.91	$ 19.15

$ 21.82	$ 10.79	$ 11.10	$ 9.36	$ 21.94	$ 19.45

$ 20.75	$ 10.28	$ 10.57	$ 8.87	$ 20.90	--

4.75%	4.75%	4.75%	4.75%	4.75%	1.50%

$ 170,918,073	$ 111,892,249	$ 27,177,132	$ 82,919,615	$ 49,602,943	$ 124,550,461

Statements of Operations

Year Ended December 31, 2005

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund

Investment Income:
Dividend income	$ 15,181	$ 139,532	$ 70,707
Dividend income from affiliated securities	--	--	--
Interest income	627,427	21,809,780	3,997,518
Income from securities lending	--	--	--

Total investment income	642,608	21,949,312	4,068,225

Expenses:
Investment adviser fees	81,776	1,967,432	503,770
Administration fees	23,356	588,743	143,896
Sub-Administration fees	13,444	338,685	82,804
Custodian fees	7,087	178,605	43,658
Transfer and dividend disbursing agent fees and expenses	8,321	207,943	51,140
Trustees’ fees	1,203	30,567	7,665
Auditing fees	3,421	93,446	23,549
Legal fees	1,404	34,453	8,808
Financial Administration fees	19,849	301,133	74,433
Distribution services fee--Investment A Shares	18,100	555,508	234,045
Distribution services fee--Investment B Shares	--	552	--
Shareholder services fee--Trust Shares	50,046	1,072,110	185,761
Shareholder services fee--Investment A Shares	18,100	555,508	234,045
Shareholder services fee--Investment B Shares	--	37	--
Share registration costs	24,864	40,362	27,496
Printing and postage	2,047	54,696	13,452
Insurance premiums	4,399	25,896	8,910
Compliance Service fees	1,204	29,241	7,188
Other	1,824	43,261	10,512

Total expenses	280,445	6,118,178	1,661,132

Waivers:
Less Financial Administration fees waiver/reimbursement	(11,232)	(55,238)	(27,275)
Waiver of distribution services fee--Investment B Shares	--	(443)	--

Total waivers	(11,232)	(55,681)	(27,275)

Net expenses	269,213	6,062,497	1,633,857

Net investment income (loss)	373,395	15,886,815	2,434,368

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(4,189)	(7,224)	(25,291)
Net realized gain (loss) on option transactions	--	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--

Net realized gain (loss) on investments, options and foreign currency transactions	(4,189)	(7,224)	(25,291)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(4,189)	(7,224)	(25,291)

Change in net assets resulting from operations	$ 369,206	$ 15,879,591	$ 2,409,077

(1) Net of foreign dividend taxes withheld of $240,563.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$ --	$ 6,337,273	$ 3,135,510	$ 6,704,906	$ 3,419,503 (1)	$ 303,535
--	34,786	114,278	51,387	--	6,651
16,717,359	670	--	24,479	168,307	--
--	21,213	1,700	3,024	--	--

16,717,359	6,393,942	3,251,488	6,783,796	3,587,810	310,186

1,093,957	892,153	1,588,019	1,301,982	1,588,742	187,318
468,844	101,962	226,821	185,965	136,165	21,409
269,585	58,629	130,490	106,986	78,319	12,309
142,207	30,927	68,811	56,417	52,594	6,494
167,972	36,120	80,765	66,203	48,250	7,598
24,448	5,255	11,844	9,653	7,101	1,102
78,998	16,885	36,359	29,674	23,437	3,642
28,311	6,245	13,391	11,012	8,305	1,336
238,796	60,993	126,589	107,255	92,478	31,291
125,833	22,817	26,939	14,924	3,778	3,584
--	131,561	47,120	63,990	7,206	9,380
1,241,599	230,714	619,026	506,236	391,005	55,729
125,833	22,817	26,939	14,924	3,508	3,584
--	43,854	15,707	21,330	2,402	3,127
32,356	39,939	36,869	37,071	35,778	34,789
45,451	10,474	21,616	17,745	13,654	2,244
20,705	6,748	11,980	10,308	7,419	4,106
22,511	4,958	11,332	9,299	6,554	1,028
58,815	6,866	16,732	13,652	9,186	1,364

4,186,221	1,729,917	3,117,349	2,584,626	2,515,881	391,434

(27,898)	(19,124)	(19,289)	(10,784)	(1,239)	(300)
--	--	--	--	--	--

(27,898)	(19,124)	(19,289)	(10,784)	(1,239)	(300)

4,158,323	1,710,793	3,098,060	2,573,842	2,514,642	391,134

12,559,036	4,683,149	153,428	4,209,954	1,073,168	(80,948)

(3,714)	3,960,266	26,215,925	15,575,671	8,716,055	1,086,536
--	112,946	--	(939,096)	--	--
--	--	--	--	70,523	--

(3,714)	4,073,212	26,215,925	14,636,575	8,786,578	1,086,536
--	(4,790,382)	(22,291,837)	(12,276,932)	13,477,847	736,923

(3,714)	(717,170)	3,924,088	2,359,643	22,264,425	1,823,459

$ 12,555,322	$ 3,965,979	$ 4,077,516	$ 6,569,597	$ 23,337,593	$ 1,742,511

Statements of Operations

Year Ended December 31, 2005

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund

Investment Income:
Dividend income	$ 1,946,251	$ 669,616	$ 464,909	$ 590,680 (1)
Dividend income from affiliated securities	183,962	101,071	18,105	53,105
Interest income	--	--	--	--
Income from securities lending	36,261	15,323	--	50,249

Total investment income	2,166,474	786,010	483,014	694,034

Expenses:
Investment adviser fees	1,144,461	642,344	137,603	547,117
Administration fees	130,781	64,772	23,587	62,520
Sub-Administration fees	75,226	37,250	13,566	35,963
Custodian fees	39,674	19,647	7,155	18,966
Transfer and dividend disbursing agent fees and expenses	46,513	22,884	8,366	22,135
Trustees’ fees	6,733	3,350	1,221	3,242
Auditing fees	21,474	11,021	3,960	10,717
Legal fees	7,802	3,982	1,433	3,852
Financial Administration fees	82,912	53,810	22,048	53,405
Distribution services fee--Investment A Shares	9,695	7,685	4,336	7,438
Distribution services fee--Investment B Shares	58,621	21,866	--	16,560
Shareholder services fee--Trust Shares	352,252	173,951	64,465	169,414
Shareholder services fee--Investment A Shares	9,695	7,685	4,336	7,438
Shareholder services fee--Investment B Shares	19,540	7,289	--	5,520
Share registration costs	37,858	37,868	27,300	36,777
Printing and postage	12,507	6,447	2,349	6,155
Insurance premiums	8,166	5,415	4,273	5,358
Compliance Service fees	6,454	3,109	1,152	2,983
Other	9,315	4,255	1,637	4,142

Total expenses	2,079,679	1,134,630	328,787	1,019,702

Waivers:
Less Financial Administration fees waiver/reimbursement	(7,980)	(2,811)	(1,252)	(1,156)

Net expenses	2,071,699	1,131,819	327,535	1,018,546

Net investment income (loss)	94,775	(345,809)	155,479	(324,512)

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	2,578,667	2,821,723	570,341	3,856,423
Net realized gain (loss) on option transactions	--	--	--	157,844
Net realized gain (loss) on foreign currency transactions	--	--	--	(29,280)

Net realized gain (loss) on investments, options and foreign currency transactions	2,578,667	2,821,723	570,341	3,984,987
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	13,949,221	6,795,835	2,018,528	7,347,257

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	16,527,888	9,617,558	2,588,869	11,332,244

Change in net assets resulting from operations	$ 16,622,663	$ 9,271,749	$ 2,744,348	$ 11,007,732

(1) Net of foreign dividend taxes withheld of $13,912.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$ 96,834	$ --	$ 5,107	$ 213,888	$ 7,499	$ --
60,249	45,339	--	55,499	--	41,556
7,645,340	4,813,060	1,095,444	3,150,418	2,075,342	5,285,864
3,864	488	--	14	--	394

7,806,287	4,858,887	1,100,551	3,419,819	2,082,841	5,327,814

846,510	523,959	156,726	383,620	279,729	717,267
145,086	89,822	26,863	65,768	47,940	122,918
83,477	51,650	15,454	37,812	27,588	70,749
44,017	27,245	8,150	19,947	14,545	37,296
51,556	31,841	9,512	23,307	17,087	43,715
7,501	4,687	1,402	3,445	2,487	6,286
23,161	14,874	4,220	11,194	7,433	18,563
8,609	5,504	1,560	4,088	2,805	7,089
100,528	71,604	48,721	60,524	64,545	78,455
4,671	9,754	13,141	3,745	10,010	9,583
23,527	3,897	5,223	4,841	12,257	--
410,742	250,927	63,481	186,452	125,768	349,050
4,671	9,754	13,141	3,745	10,010	9,583
7,842	1,299	1,741	1,614	4,086	--
36,471	40,211	36,366	37,319	36,771	29,894
13,585	8,404	2,511	6,921	4,421	11,590
9,060	6,581	4,403	5,630	5,448	8,390
7,252	4,378	1,329	3,177	2,423	6,278
10,651	6,210	1,995	4,384	3,660	9,358

1,838,917	1,162,601	415,939	867,533	679,013	1,536,064

(5,800)	(7,800)	(7,790)	(2,659)	(6,554)	(5,100)

1,833,117	1,154,801	408,149	864,874	672,459	1,530,964

5,973,170	3,704,086	692,402	2,554,945	1,410,382	3,796,850

(54,589)	107,823	24,094	302,524	485,915	(637,996)
--	--	--	2,200	--	--
--	--	--	--	--	--

(54,589)	107,823	24,094	304,724	485,915	(637,996)

(2,849,095)	(2,466,051)	(484,900)	(1,342,075)	(1,459,702)	(2,386,854)

(2,903,684)	(2,358,228)	(460,806)	(1,037,351)	(973,787)	(3,024,850)

$ 3,069,486	$ 1,345,858	$ 231,596	1,517,594	$ 436,595	$ 772,000

Statements of Changes in Net Assets

	Huntington Florida Tax-Free Money Fund		Huntington Money Market Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 373,395	$ 82,189	$ 15,886,815	$ 3,254,072
Net realized gain (loss) on investments, options and foreign currency transactions	(4,189)	(3,158)	(7,224)	(3,032)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--	--

Change in net assets resulting from operations	369,206	79,031	15,879,591	3,251,040

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(288,951)	(63,840)	(10,255,711)	(2,096,523)
Investment A Shares	(84,444)	(18,349)	(4,679,191)	(892,992)
Investment B Shares	--	--	(1,410)	(438)
Interfund Shares	--	--	(946,354)	(264,119)
From net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(373,395)	(82,189)	(15,882,666)	(3,254,072)

Change in net assets resulting from capital transactions	7,781,613	(593,918)	104,487,393	50,891,227

Change in net assets	7,777,424	(597,076)	104,484,318	50,888,195
Net Assets:
Beginning of period	26,526,334	27,123,410	687,740,736	636,852,541

End of period	$ 34,303,758	$ 26,526,334	$ 792,225,054	$ 687,740,736

Accumulated net investment income (loss) included in net assets at end of period	$ 2	$ 2	$ 4,149	$ --

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund		Huntington Dividend Capture Fund
Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

$ 2,434,368	$ 523,298	$ 12,559,036	$ 2,360,348	$ 4,683,149	$ 3,637,665
(25,291)	(12,756)	(3,714)	(4,640)	4,073,212	6,616,284
--	--	--	--	(4,790,382)	1,186,485

2,409,077	510,542	12,555,322	2,355,708	3,965,979	11,440,434

(1,192,038)	(277,501)	(11,508,808)	(2,231,281)	(3,845,926)	(2,705,276)
(1,242,330)	(273,190)	(1,054,231)	(170,719)	(363,703)	(343,782)
--	--	--	--	(604,441)	(497,222)
--	--	--	--	--	--

--	--	--	--	(5,225,965)	(3,283,150)
--	--	--	--	(526,608)	(340,330)
--	--	--	--	(963,767)	(684,191)

(2,434,368)	(550,691)	(12,563,039)	(2,402,000)	(11,530,410)	(7,853,951)

4,285,912	8,286,795	131,532,658	(125,304,667)	23,759,329	28,696,050

4,260,621	8,246,646	131,524,941	(125,350,959)	16,194,898	32,282,533

177,138,155	168,891,509	453,863,525	579,214,484	104,529,096	72,246,563

$ 181,398,776	$ 177,138,155	$ 585,388,466	$ 453,863,525	$ 120,723,994	$ 104,529,096

$ --	$ --	$ (4,002)	$ 1	$ --	$ 108,652

Statements of Changes in Net Assets

	Huntington Growth Fund		Huntington Income Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 153,428	$ 538,726	$ 4,209,954	$ 3,834,047
Net realized gain (loss) on investments, options and foreign currency transactions	26,215,925	4,341,670	14,636,575	5,180,061
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(22,291,837)	14,664,835	(12,276,932)	17,049,383

Change in net assets resulting from operations	4,077,516	19,545,231	6,569,597	26,063,491

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(179,453)	(538,575)	(3,997,747)	(3,679,588)
Investment A Shares	--	--	(104,747)	(71,001)
Investment B Shares	--	--	(107,270)	(83,645)
From net realized gains on investments:
Trust Shares	(13,180,350)	(4,386,235)	(14,278,780)	(16,577,132)
Investment A Shares	(585,019)	(196,851)	(440,051)	(359,563)
Investment B Shares	(344,202)	(113,059)	(605,207)	(604,196)

Change in net assets resulting from distributions to shareholders	(14,289,024)	(5,234,720)	(19,533,802)	(21,375,125)

Change in net assets resulting from capital transactions	(7,219,520)	(2,667,638)	2,454,602	2,881,618

Change in net assets	(17,431,028)	11,642,873	(10,509,603)	7,569,984
Net Assets:
Beginning of period	270,018,397	258,375,524	219,059,594	211,489,610

End of period	$ 252,587,369	$ 270,018,397	$ 208,549,991	$ 219,059,594

Accumulated net investment income (loss) included in net assets at end of period	$ 13,951	$ 151	$ 190	$ --

(1) Fund commmenced operations on April 30, 2004.

(See notes which are an integral part of the Financial Statements)

Huntington International Equity Fund		Huntington Macro 100 Fund		Huntington Mid Corp America Fund
Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Period Ended December 31, 2004(1)	Year Ended December 31, 2005	Year Ended December 31, 2004

$ 1,073,168	$ 530,768	$ (80,948)	$ 34,380	$ 94,775	$ (337,396)
8,786,578	6,365,292	1,086,536	1	2,578,667	240,435
13,477,847	14,445,573	736,923	1,991,911	13,949,221	22,775,961

23,337,593	21,341,633	1,742,511	2,026,292	16,622,663	22,679,000

(1,229,476)	(632,314)	--	(46,602)	(91,134)	--
(13,803)	(1,034)	--	(1,684)	--	--
(982)	--	--	--	--	--

(5,335,328)	--	(927,484)	--	--	(228,634)
(69,767)	--	(74,081)	--	--	(5,499)
(34,664)	--	(55,809)	--	--	(12,391)

(6,684,020)	(633,348)	(1,057,374)	(48,286)	(91,134)	(246,524)

39,789,412	28,894,974	8,355,567	17,800,506	(4,364,862)	(17,656,558)

56,442,985	49,603,259	9,040,704	19,778,512	12,166,667	4,775,918

137,307,998	87,704,739	19,778,512	--	148,208,171	143,432,253

$ 193,750,983	$ 137,307,998	$ 28,819,216	$ 19,778,512	$ 160,374,838	$ 148,208,171

$ (35,092)	$ 14,194	$ 1,822	$ --	$ 3,641	$ --

Statements of Changes in Net Assets

	Huntington New Economy Fund		Huntington Rotating Markets Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ (345,809)	$ (455,654)	$ 155,479	$ 113,288
Net realized gain (loss) on investments, options and foreign currency transactions	2,821,723	26,346	570,341	1,013,183
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	6,795,835	11,145,608	2,018,528	1,542,154

Change in net assets resulting from operations	9,271,749	10,716,300	2,744,348	2,668,625

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	--	--	(152,438)	(109,121)
Investment A Shares	--	--	(5,600)	(4,171)
Investment B Shares	--	--	--	--
From net realized gain on investments:
Trust Shares	(898,037)	--	--	--
Investment A Shares	(64,556)	--	--	--
Investment B Shares	(39,280)	--	--	--

Change in net assets resulting from distributions to shareholders	(1,001,873)	--	(158,038)	(113,292)

Change in net assets resulting from capital transactions	17,813,027	10,048,397	3,331,908	1,491,489

Change in net assets	26,082,903	20,764,697	5,918,218	4,046,822
Net Assets:
Beginning of period	62,924,549	42,159,852	25,241,804	21,194,982

End of period	$ 89,007,452	$ 62,924,549	$ 31,160,022	$ 25,241,804

Accumulated net investment income (loss) included in net assets at end of period	$ --	$ --	$ --	$ --

(See notes which are an integral part of the Financial Statements)

Huntington Situs Small Cap Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund
Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

$ (324,512)	$ (205,128)	$ 5,973,170	$ 5,817,747	$ 3,704,086	$ 2,995,634
3,984,987	1,709,353	(54,589)	2,491,786	107,823	109,870
7,347,257	9,596,609	(2,849,095)	(3,247,377)	(2,466,051)	(816,663)

11,007,732	11,100,834	3,069,486	5,062,156	1,345,858	2,288,841

--	--	(5,949,200)	(5,695,940)	(3,629,807)	(2,928,829)
--	--	(63,046)	(84,017)	(131,523)	(181,185)
--	--	(90,215)	(88,452)	(14,891)	(12,581)

(2,418,594)	(1,089,501)	(534,760)	(687,268)	(13,125)	(280,168)
(142,792)	(24,690)	(6,090)	(10,095)	(506)	(17,455)
(82,178)	(31,637)	(10,478)	(12,887)	(68)	(1,546)

(2,643,564)	(1,145,828)	(6,653,789)	(6,578,659)	(3,789,920)	(3,421,764)

18,682,451	19,796,758	8,763,714	(2,090,724)	18,860,289	6,424,780

27,046,619	29,751,764	5,179,411	(3,607,227)	16,416,227	5,291,857

60,871,727	31,119,963	168,351,667	171,958,894	94,940,605	89,648,748

$ 87,918,346	$ 60,871,727	$ 173,531,078	$ 168,351,667	$ 111,356,832	$ 94,940,605

$ (1,504)	$ --	$ (111,436)	$ --	$ (3,548)	$ --

Statements of Changes in Net Assets

	Huntington Michigan Tax-Free Fund		Huntington Mortgage Securities Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$ 692,402	$ 720,226	$ 2,554,945	$ 1,895,290
Net realized gain (loss) on investments, options and foreign currency transactions	24,094	65,651	304,724	1,224,306
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(484,900)	(511,373)	(1,342,075)	25,249

Change in net assets resulting from operations	231,596	274,504	1,517,594	3,144,845

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(575,244)	(581,738)	(2,646,220)	(1,928,738)
Investment A Shares	(106,525)	(136,291)	(50,048)	(39,004)
Investment B Shares	(10,633)	(13,122)	(17,964)	(11,430)
From net realized gain on investments:
Trust Shares	(89,535)	(72,095)	(77,081)	--
Investment A Shares	(18,942)	(18,273)	(1,697)	--
Investment B Shares	(2,407)	(2,346)	(678)	--

Change in net assets resulting from distributions to shareholders	(803,286)	(823,865)	(2,793,688)	(1,979,172)

Change in net assets resulting from capital transactions	(3,265,610)	1,359,369	19,157,735	20,003,816

Change in net assets	(3,837,300)	810,008	17,881,641	21,169,489
Net Assets:
Beginning of period	31,486,216	30,676,208	66,591,408	45,421,919

End of period	$ 27,648,916	$ 31,486,216	$ 84,473,049	$ 66,591,408

Accumulated net investment income (loss) included in net assets at end of period	$ --	$ --	$ 1,559	$ 40,955

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Tax-Free Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

$ 1,410,382	$ 1,648,114	$ 3,796,850	$ 4,063,825
485,915	431,056	(637,996)	334,580
(1,459,702)	(1,195,508)	(2,386,854)	(3,081,377)

436,595	883,662	772,000	1,317,028

(1,287,905)	(1,487,360)	(3,704,504)	(3,928,602)
(92,811)	(127,671)	(92,345)	(135,223)
(29,667)	(33,083)	--	--

(493,439)	(383,410)	--	--
(35,219)	(34,086)	--	--
(16,415)	(12,496)	--	--

(1,955,456)	(2,078,106)	(3,796,849)	(4,063,825)

(7,113,537)	(2,902,751)	(29,091,052)	(6,484,538)

(8,632,398)	(4,097,195)	(32,115,901)	(9,231,335)

58,950,048	63,047,243	154,712,691	163,944,026

$ 50,317,650	$ 58,950,048	$ 122,596,790	$ 154,712,691

$ (1)	$ --	$ (1,058)	$ (1,059)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions

TRUST SHARES
Huntington Florida Tax-Free Money Fund
2001	$ 1.00	0.02	--	0.02	(0.02)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (4)	--	--	-- (4)	--
2004	$ 1.00	-- (4)	--	--	-- (4)	--
2005	$ 1.00	0.01	--	0.01	(0.01)	--
Huntington Money Market Fund
2001	$ 1.00	0.03	--	0.03	(0.03)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (4)	--	--	-- (4)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
Huntington Ohio Municipal Money Market Fund
2001	$ 1.00	0.02	--	0.02	(0.02)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (4)	--	--	-- (4)	--
2004	$ 1.00	-- (4)	--	--	-- (4)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
Huntington U.S. Treasury Money Market Fund
2001	$ 1.00	0.03	--	0.03	(0.03)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (4)	--	--	-- (4)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(4) Amount is less than $0.005.

(5) There were no fee reductions in this period.

(6) Amount of the waiver is less than .005%.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Incom (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)

(0.02)	$ 1.00	2.14%	0.78%	2.23%	0.83%	2.18%	$ 26,050
(0.01)	$ 1.00	0.61%	0.98%	0.59%	-- (5)	-- (5)	$ 20,357
--	$ 1.00	0.25%	0.85%	0.25%	0.97%	0.13%	$ 19,539
--	$ 1.00	0.32%	0.90%	0.34%	1.00%	0.24%	$ 19,247
(0.01)	$ 1.00	1.46%	0.92%	1.44%	0.96%	1.40%	$ 22,388

(0.03)	$ 1.00	3.45%(3)	0.71%	3.41%	0.76%	3.36%	$ 717,115
(0.01)	$ 1.00	0.96%	0.81%	0.95%	-- (5)	-- (5)	$ 423,189
--	$ 1.00	0.33%	0.82%	0.33%	0.83%	0.32%	$ 366,116
(0.01)	$ 1.00	0.53%	0.83%	0.53%	0.83%	0.53%	$ 440,112
(0.02)	$ 1.00	2.39%	0.81%	2.39%	0.82%	2.38%	$ 537,134

(0.02)	$ 1.00	2.26%	0.73%	2.25%	0.79%	2.19%	$ 81,745
(0.01)	$ 1.00	0.78%	0.85%	0.78%	-- (5)	-- (5)	$ 75,508
--	$ 1.00	0.31%	0.83%	0.31%	0.86%	0.28%	$ 67,509
--	$ 1.00	0.40%	0.86%	0.37%	-- (5)	-- (5)	$ 71,891
(0.02)	$ 1.00	1.60%	0.83%	1.60%	0.85%	1.58%	$ 84,799

(0.03)	$ 1.00	3.35%	0.62%	3.30%	0.67%	3.25%	$ 460,993
(0.01)	$ 1.00	1.02%	0.73%	0.99%	-- (5)	-- (5)	$ 534,133
--	$ 1.00	0.35%	0.73%	0.34%	0.75%	0.32%	$ 542,771
(0.01)	$ 1.00	0.51%	0.74%	0.49%	-- (5)	-- (5)	$ 402,817
(0.02)	$ 1.00	2.31%	0.74%	2.32%	-- (6)	-- (6)	$ 499,718

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions

INVESTMENT A SHARES
Huntington Florida Tax-Free Money Fund
2001	$ 1.00	0.02	--	0.02	(0.02)	--
2002	$ 1.00	--	--	--	--	--
2003	$ 1.00	-- (8)	--	--	-- (8)	--
2004	$ 1.00	-- (8)	--	--	-- (8)	--
2005	$ 1.00	0.01	--	0.01	(0.01)	--
Huntington Money Market Fund
2001	$ 1.00	0.03	--	0.03	(0.03)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (8)	--	--	-- (8)	--
2004	$ 1.00	-- (8)	--	--	-- (8)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
Huntington Ohio Municipal Money Market Fund
2001	$ 1.00	0.02	--	0.02	(0.02)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (8)	--	--	-- (8)	--
2004	$ 1.00	-- (8)	--	--	-- (8)	--
2005	$ 1.00	0.01	--	0.01	(0.01)	--
Huntington U.S. Treasury Money Market Fund
2001	$ 1.00	0.03	--	0.03	(0.03)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	-- (8)	--	--	-- (8)	--
2004	$ 1.00	-- (8)	--	--	-- (8)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
INVESTMENT B SHARES
Huntington Money Market Fund
2001	$ 1.00	0.03	--	0.03	(0.03)	--
2002	$ 1.00	--	--	--	--	--
2003	$ 1.00	0.01	--	0.01	(0.01)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.02	--	0.02	(0.02)	--
INTERFUND SHARES
Huntington Money Market Fund
2001(6)	$ 1.00	0.01	--	0.01	(0.01)	--
2002	$ 1.00	0.01	--	0.01	(0.01)	--
2003	$ 1.00	0.01	--	0.01	(0.01)	--
2004	$ 1.00	0.01	--	0.01	(0.01)	--
2005	$ 1.00	0.03	--	0.03	(0.03)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Amount of the waiver is less than .005%.

(6) Reflects operations for the period from September 4, 2001 (date of initial public investment) to December 31, 2001.

(7) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(8) Amount is less than $0.005.

(9) There were no fee reductions in this period.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)

(0.02)	$ 1.00	1.89%	1.03%	1.96%	1.08%	1.91%	$ 21,193
--	$ 1.00	0.37%	1.24%	0.36%	-- (9)	-- (9)	$ 5,921
--	$ 1.00	0.24%	0.85%	0.24%	1.22%	(0.13)%	$ 7,584
--	$ 1.00	0.25%	0.97%	0.25%	1.25%	(0.03)%	$ 7,279
(0.01)	$ 1.00	1.21%	1.17%	1.17%	1.21%	1.13%	$ 11,916

(0.03)	$ 1.00	3.20%(7)	0.96%	3.13%	1.01%	3.08%	$ 430,582
(0.01)	$ 1.00	0.70%	1.06%	0.70%	-- (9)	-- (9)	$ 292,379
--	$ 1.00	0.24%	0.91%	0.24%	1.08%	0.07%	$ 244,477
--	$ 1.00	0.39%	0.95%	0.38%	1.08%	0.25%	$ 217,570
(0.02)	$ 1.00	2.13%	1.06%	2.11%	1.07%	2.10%	$ 219,767

(0.02)	$ 1.00	2.00%	0.98%	1.95%	1.04%	1.89%	$ 160,703
(0.01)	$ 1.00	0.53%	1.10%	0.54%	-- (9)	-- (9)	$ 123,208
--	$ 1.00	0.24%	0.90%	0.24%	1.11%	0.03%	$ 101,383
--	$ 1.00	0.29%	0.98%	0.27%	1.11%	0.14%	$ 105,247
(0.01)	$ 1.00	1.35%	1.08%	1.33%	1.10%	1.31%	$ 96,600

(0.03)	$ 1.00	3.09%	0.87%	3.11%	0.92%	3.06%	$ 37,561
(0.01)	$ 1.00	0.77%	0.98%	0.74%	-- (9)	-- (9)	$ 51,545
--	$ 1.00	0.25%	0.84%	0.25%	1.00%	0.09%	$ 36,443
--	$ 1.00	0.38%	0.97%	0.34%	0.99%	0.32%	$ 51,046
(0.02)	$ 1.00	2.05%	0.99%	2.09%	-- (5)	-- (5)	$ 85,671

(0.03)	$ 1.00	2.62%(7)	1.51%	2.64%	-- (9)	-- (9)	$ 18
--	$ 1.00	0.24%	1.47%	0.22%	1.56%	0.13%	$ 151
(0.01)	$ 1.00	0.52%	0.63%	0.54%	0.67%	0.50%	$ 64
(0.01)	$ 1.00	0.78%	0.58%	0.75%	1.58%	(0.25)%	$ 54
(0.02)	$ 1.00	2.38%	0.81%	2.39%	1.56%	1.64%	$ 58

(0.01)	$ 1.00	0.77%(3)	0.51%(4)	1.88%(4)	-- (9)	-- (9)	$ 20,591
(0.01)	$ 1.00	1.21%	0.56%	1.18%	-- (9)	-- (9)	$ 26,711
(0.01)	$ 1.00	0.57%	0.58%	0.56%	-- (9)	-- (9)	$ 26,196
(0.01)	$ 1.00	0.78%	0.58%	0.82%	-- (9)	-- (9)	$ 30,004
(0.03)	$ 1.00	2.64%	0.56%	2.64%	0.57%	2.63%	$ 35,266

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions

TRUST SHARES
Huntington Dividend Capture Fund
2001(8)	$ 10.00	0.51 (3)	0.20	0.71	(0.60)	--	--
2002	$ 10.11	0.49	(0.49)	--	(0.49)	--	--
2003	$ 9.62	0.45	1.49	1.94	(0.45)	--	--
2004	$ 11.11	0.48	0.98	1.46	(0.47)	--	(0.51)
2005	$ 11.59	0.46	(0.11)	0.35	(0.47)	--	(0.61)
Huntington Growth Fund
2001	$ 50.58	(0.04)(3)	(8.43)	(8.47)	--	--	--
2002	$ 42.11	(0.05)	(9.34)	(9.39)	--	--	--
2003	$ 32.72	0.03	6.23	6.26	(0.02)	--	--
2004	$ 38.96	0.10	2.88	2.98	(0.09)	--	(0.72)
2005	$ 41.13	0.04	0.64	0.68	(0.03)	--	(2.26)
Huntington Income Equity Fund
2001	$ 35.29	1.13	(0.48)	0.65	(1.12)	--	(0.49)
2002	$ 34.33	1.06	(5.31)	(4.25)	(1.06)	--	(0.09)
2003	$ 28.93	0.96	4.95	5.91	(0.99)	--	(1.27)
2004	$ 32.58	0.59	3.37	3.96	(0.59)	--	(2.67)
2005	$ 33.28	0.65	0.36	1.01	(0.65)	--	(2.38)
Huntington International Equity Fund
2001(8)	$ 10.00	(0.04)(3)	(2.27)	(2.31)	(0.01)	--	--
2002	$ 7.68	(0.01)	(1.01)	(1.02)	--	--	--
2003	$ 6.66	0.06	2.26	2.32	(0.05)	--	--
2004	$ 8.93	0.04	1.75	1.79	(0.05)	--	--
2005	$ 10.67	0.06	1.49	1.55	(0.08)	--	(0.35)
Huntington Macro 100 Fund
2004(11)	$ 10.00	0.02	1.21	1.23	(0.03)	--	--
2005	$ 11.20	(0.03)	0.57	0.54	--	--	(0.43)
Huntington Mid Corp America Fund
2001(8)	$ 10.00	-- (3)	0.44	0.44	(0.03)	--	(0.01)
2002	$ 10.40	(0.03)	(1.34)	(1.37)	--	--	--
2003	$ 9.03	(0.01)	2.84	2.83	--	--	--
2004	$ 11.86	(0.03)	2.09	2.06	--	--	(0.02)
2005	$ 13.90	0.02	1.56	1.58	(0.01)	--	--
Huntington New Economy Fund
2001(8)	$ 10.00	(0.03)(3)	0.16	0.13	--	(0.02)(10)	--
2002	$ 10.11	(0.08)	(1.28)	(1.36)	--	--	--
2003	$ 8.75	(0.07)	3.13	3.06	--	--	(0.01)
2004	$ 11.80	(0.10)	2.64	2.54	--	--	--
2005	$ 14.34	(0.06)	1.82	1.76	--	--	(0.18)
Huntington Rotating Markets Fund
2001(7)	$ 10.00	(0.04)(3)	(0.97)	(1.01)	--	--	--
2002	$ 8.99	(0.04)	(1.39)	(1.43)	--	--	--
2003	$ 7.56	0.04	1.85	1.89	(0.04)	--	--
2004	$ 9.41	0.05	1.07	1.12	(0.05)	--	--
2005	$ 10.48	0.06	0.93	0.99	(0.06)	--	--
Huntington Situs Small Cap Fund
2002(9)	$ 10.00	--	0.22	0.22	--	--	--
2003	$ 10.22	(0.05)	3.65	3.60	--	--	(0.01)
2004	$ 13.81	(0.06)	3.68	3.62	--	--	(0.34)
2005	$ 17.09	(0.07)	2.83	2.76	--	--	(0.61)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Does not include the effect of expenses of underlying funds.

(7) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(9) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(10) Represents a return of capital for federal income tax purposes.

(11) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(12) There were no fee reductions in this period.

(13) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(14) Amount of the waiver is less than .005%.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(13)

(0.60)	$ 10.11	7.27%(4)	1.78%(5)	5.78%(5)	1.79%(5)	5.77%(5)	$ 17,089	172%
(0.49)	$ 9.62	(0.04)%	1.66%	5.04%	-- (12)	-- (12)	$ 24,361	88%
(0.45)	$ 11.11	20.75%	1.41%	4.54%	-- (12)	-- (12)	$ 47,464	108%
(0.98)	$ 11.59	13.52%	1.36%	4.34%	-- (12)	-- (12)	$ 80,182	101%
(1.08)	$ 10.86	3.10%	1.31%	4.07%	1.32%	4.06%	$ 92,819	131%

--	$ 42.11	(16.75)%	1.07%	(0.10)%	1.12%	0.05%	$ 242,249	12%
--	$ 32.72	(22.30)%	1.18%	(0.15)%	-- (12)	-- (12)	$ 189,356	15%
(0.02)	$ 38.96	19.15%	1.17%	0.09%	-- (12)	-- (12)	$ 241,401	8%
(0.81)	$ 41.13	7.65%	1.16%	0.23%	-- (12)	-- (12)	$ 252,371	12%
(2.29)	$ 39.52	1.51%	1.14%	0.09%	1.15%	0.08%	$ 235,916	20%

(1.61)	$ 34.33	1.84%	1.05%	3.18%	1.10%	3.13%	$ 210,870	33%
(1.15)	$ 28.93	(12.62)%	1.18%	3.32%	-- (12)	-- (12)	$ 176,885	29%
(2.26)	$ 32.58	21.00%	1.17%	3.20%	-- (12)	-- (12)	$ 201,272	85%
(3.26)	$ 33.28	13.16%	1.17%	1.83%	-- (12)	-- (12)	$ 205,577	35%
(3.03)	$ 31.26	3.04%	1.15%	1.98%	-- (14)	-- (14)	$ 193,906	33%

(0.01)	$ 7.68	(23.11)%(4)	2.20%(5)	(0.57)%(5)	2.21%(5)	(0.58)%(5)	$ 24,099	121%
--	$ 6.66	(13.28)%	1.84%	(0.14)%	-- (12)	-- (12)	$ 48,795	68%
(0.05)	$ 8.93	34.83%	1.66%	0.87%	-- (12)	-- (12)	$ 86,795	48%
(0.05)	$ 10.67	20.06%	1.60%	0.51%	-- (12)	-- (12)	$ 135,845	31%
(0.43)	$ 11.79	14.48%	1.58%	0.69%	-- (14)	-- (14)	$ 190,087	21%

(0.03)	$ 11.20	12.29%(4)	1.91%(5)	0.38%(5)	-- (12)	-- (12)	$ 18,129	--
(0.43)	$ 11.31	4.72%	1.51%	(0.27)%	-- (14)	-- (14)	$ 25,145	87%

(0.04)	$ 10.40	4.39%(4)	1.43%(5)	0.02%(5)	1.44%(5)	0.01%(5)	$ 53,001	11%
--	$ 9.03	(13.17)%	1.42%	(0.33)%	-- (12)	-- (12)	$ 89,248	16%
--	$ 11.86	31.34%	1.34%	(0.09)%	-- (12)	-- (12)	$ 134,668	29%
(0.02)	$ 13.90	17.40%	1.33%	(0.20)%	-- (12)	-- (12)	$ 137,759	4%
(0.01)	$ 15.47	11.36%	1.31%	0.11%	1.32%	0.10%	$ 147,477	7%

(0.02)	$ 10.11	1.35%(4)	1.96%(5)	(0.38)%(5)	1.98%(5)	(0.40)%(5)	$ 10,444	45%
--	$ 8.75	(13.45)%	1.90%	(1.13)%	1.94%	(1.17)%	$ 22,478	39%
(0.01)	$ 11.80	34.93%	1.56%	(0.79)%	-- (12)	-- (12)	$ 39,364	83%
--	$ 14.34	21.53%	1.52%	(0.88)%	-- (12)	-- (12)	$ 59,263	28%
(0.18)	$ 15.92	12.27%	1.46%	(0.42)%	-- (14)	-- (14)	$ 79,794	61%

--	$ 8.99	(10.10)%(4)	2.06%(5)(6)	(0.58)%(5)(6)	-- (6)(12)	-- (6)(12)	$ 4,962	--
--	$ 7.56	(15.91)%	1.52%(6)	(0.54)%(6)	-- (6)(12)	-- (6)(12)	$ 14,740	102%
(0.04)	$ 9.41	25.00%	1.28%(6)	0.52%(6)	-- (6)(12)	-- (6)(12)	$ 19,937	206%
(0.05)	$ 10.48	11.89%	1.22%(6)	0.53%(6)	-- (6)(12)	-- (6)(12)	$ 23,613	86%
(0.06)	$ 11.41	9.44%	1.17%(6)	0.58%(6)	-- (6)(14)	-- (6)(14)	$ 29,249	48%

--	$ 10.22	2.20%(4)	2.29%(5)	(1.30)%(5)	-- (12)	-- (12)	$ 13,249	9%
(0.01)	$ 13.81	35.18%	1.68%	(0.49)%	-- (12)	-- (12)	$ 30,067	19%
(0.34)	$ 17.09	26.23%	1.43%	(0.45)%	-- (12)	-- (12)	$ 57,942	16%
(0.61)	$ 19.24	16.20%	1.36%	(0.41)%	-- (14)	-- (14)	$ 80,212	14%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions

INVESTMENT A SHARES
Huntington Dividend Capture Fund
2001(7)	$ 10.00	0.48 (3)	0.21	0.69	(0.58)	--	--
2002	$ 10.11	0.47	(0.50)	(0.03)	(0.47)	--	--
2003	$ 9.61	0.39	1.54	1.93	(0.43)	--	--
2004	$ 11.11	0.48	0.94	1.42	(0.43)	--	(0.51)
2005	$ 11.59	0.42	(0.10)	0.32	(0.44)	--	(0.61)
Huntington Growth Fund
2001	$ 50.43	(0.16)(3)	(8.40)	(8.56)	--	--	--
2002	$ 41.87	(0.15)	(9.26)	(9.41)	--	--	--
2003	$ 32.46	(0.05)	6.17	6.12	--	--	--
2004	$ 38.58	(0.02)	2.86	2.84	--	--	(0.72)
2005	$ 40.70	(0.07)	0.64	0.57	--	--	(2.26)
Huntington Income Equity Fund
2001	$ 35.31	1.05	(0.49)	0.56	(1.04)	--	(0.49)
2002	$ 34.34	0.99	(5.31)	(4.32)	(0.98)	--	(0.09)
2003	$ 28.95	0.89	4.94	5.83	(0.92)	--	(1.27)
2004	$ 32.59	0.50	3.38	3.88	(0.51)	--	(2.67)
2005	$ 33.29	0.56	0.37	0.93	(0.57)	--	(2.38)
Huntington International Equity Fund
2001(7)	$ 10.00	0.01 (3)	(2.34)	(2.33)	(0.01)	--	--
2002	$ 7.66	(0.04)	(0.99)	(1.03)	--	--	--
2003	$ 6.63	0.04	2.24	2.28	(0.02)	--	--
2004	$ 8.89	--	1.76	1.76	(0.01)	--	--
2005	$ 10.64	0.03	1.49	1.52	(0.07)	--	(0.35)
Huntington Macro 100 Fund
2004(11)	$ 10.00	0.01	1.19	1.20	(0.02)	--	--
2005	$ 11.18	(0.04)	0.55	0.51	--	--	(0.43)
Huntington Mid Corp America Fund
2001(7)	$ 10.00	(0.03)(3)	0.43	0.40	(0.02)	--	(0.01)
2002	$ 10.37	(0.04)	(1.35)	(1.39)	--	--	--
2003	$ 8.98	(0.02)	2.81	2.79	--	--	--
2004	$ 11.77	(0.06)	2.06	2.00	--	--	(0.02)
2005	$ 13.75	(0.02)	1.54	1.52	--	--	--
Huntington New Economy Fund
2001(7)	$ 10.00	(0.07)(3)	0.20	0.13	--	(0.02)(9)	--
2002	$ 10.11	(0.08)	(1.31)	(1.39)	--	--	--
2003	$ 8.72	(0.07)	3.09	3.02	--	--	(0.01)
2004	$ 11.73	(0.18)	2.68	2.50	--	--	--
2005	$ 14.23	(0.05)	1.74	1.69	--	--	(0.18)
Huntington Rotating Markets Fund
2001(6)	$ 10.00	(0.04)(3)	(0.99)	(1.03)	--	--	--
2002	$ 8.97	(0.05)	(1.39)	(1.44)	--	--	--
2003	$ 7.53	0.02	1.83	1.85	(0.02)	--	--
2004	$ 9.36	0.03	1.06	1.09	(0.03)	--	--
2005	$ 10.42	0.03	0.93	0.96	(0.03)	--	--
Huntington Situs Small Cap Fund
2002(8)	$ 10.00	--	0.21	0.21	--	--	--
2003	$ 10.21	(0.04)	3.61	3.57	--	--	(0.01)
2004	$ 13.77	(0.08)	3.65	3.57	--	--	(0.34)
2005	$ 17.00	(0.07)	2.76	2.69	--	--	(0.61)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(10) Does not include the effect of expenses of underlying fund.

(11) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(12) There were no fee reductions in this period.

(13) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(14) Amount of the waiver is less than .005%.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(13)

(0.58)	$ 10.11	7.10%(4)	2.03%(5)	5.34%(5)	2.04%(5)	5.33%(5)	$ 1,125	172%
(0.47)	$ 9.61	(0.40)%	1.91%	4.74%	--(12)	--(12)	$ 1,337	88%
(0.43)	$ 11.11	20.62%	1.65%	4.24%	--(12)	--(12)	$ 12,408	108%
(0.94)	$ 11.59	13.20%	1.62%	3.84%	--(12)	--(12)	$ 7,793	101%
(1.05)	$ 10.86	2.85%	1.56%	3.82%	1.58%	3.80%	$ 10,177	131%

--	$ 41.87	(16.97)%	1.32%	(0.36)%	1.37%	(0.41)%	$ 11,899	12%
--	$ 32.46	(22.47)%	1.49%	(0.42)%	--(12)	--(12)	$ 8,728	15%
--	$ 38.58	18.85%	1.42%	(0.16)%	--(12)	--(12)	$ 11,754	8%
(0.72)	$ 40.70	7.36%	1.41%	(0.04)%	--(12)	--(12)	$ 11,317	12%
(2.26)	$ 39.01	1.26%	1.39%	(0.17)%	1.40%	(0.18)%	$ 10,598	20%

(1.53)	$ 34.34	1.55%	1.30%	2.93%	1.35%	2.87%	$ 2,053	33%
(1.07)	$ 28.95	(12.81)%	1.43%	3.08%	--(12)	--(12)	$ 2,007	29%
(2.19)	$ 32.59	20.69%	1.42%	2.85%	--(12)	--(12)	$ 3,684	85%
(3.18)	$ 33.29	12.88%	1.42%	1.59%	--(12)	--(12)	$ 5,226	35%
(2.95)	$ 31.27	2.80%	1.40%	1.72%	--(14)	--(14)	$ 6,197	33%

(0.01)	$ 7.66	(23.32)%(4)	2.45%(5)	0.07%(5)	2.46%(5)	0.06%(5)	$ 34	121%
--	$ 6.63	(13.45)%	2.05%	(0.66)%	--(12)	--(12)	$ 101	68%
(0.02)	$ 8.89	34.43%	1.90%	0.55%	--(12)	--(12)	$ 505	48%
(0.01)	$ 10.64	19.84%	1.85%	0.02%	--(12)	--(12)	$ 808	31%
(0.42)	$ 11.74	14.22%	1.81%	0.39%	--(14)	--(14)	$ 2,463	21%

(0.02)	$ 11.18	12.03%(4)	2.19%(5)	0.35%(5)	--(12)	--(12)	$ 841	--
(0.43)	$ 11.26	4.46%	1.76%	(0.52)%	--(14)	--(14)	$ 2,152	87%

(0.03)	$ 10.37	4.01%(4)	1.68%(5)	(0.35)%(5)	1.69%(5)	(0.36)%(5)	$ 283	11%
--	$ 8.98	(13.40)%	1.66%	(0.55)%	--(12)	--(12)	$ 870	16%
--	$ 11.77	31.07%	1.60%	(0.33)%	--(12)	--(12)	$ 3,325	29%
(0.02)	$ 13.75	17.02%	1.58%	(0.45)%	--(12)	--(12)	$ 3,180	4%
--	$ 15.27	11.05%	1.56%	(0.14)%	1.57%	(0.15)%	$ 4,646	7%

(0.02)	$ 10.11	1.28%(4)	2.21%(5)	(0.81)%(5)	2.23%(5)	(0.83)%(5)	$ 128	45%
--	$ 8.72	(13.75)%	2.13%	(1.34)%	2.17%	(1.38)%	$ 339	39%
(0.01)	$ 11.73	34.59%	1.80%	(1.03)%	--(12)	--(12)	$ 1,154	83%
--	$ 14.23	21.31%	1.77%	(1.15)%	--(12)	--(12)	$ 1,292	28%
(0.18)	$ 15.74	11.87%	1.71%	(0.64)%	--(14)	--(14)	$ 5,804	61%

--	$ 8.97	(10.30)%(4)	2.31%(5)(10)	(0.63)%(5)(10)	--(10)(12)	--(10)(12)	$ 298	--
--	$ 7.53	(16.05)%	1.78%(10)	(0.82)%(10)	--(10)(12)	--(10)(12)	$ 648	102%
(0.02)	$ 9.36	24.62%	1.54%(10)	0.32%(10)	--(10)(12)	--(10)(12)	$ 1,258	206%
(0.03)	$ 10.42	11.61%	1.47%(10)	0.31%(10)	--(10)(12)	--(10)(12)	$ 1,629	86%
(0.03)	$ 11.35	9.24%	1.42%(10)	0.30%(10)	--(10)(14)	--(10)(14)	$ 1,911	48%

--	$ 10.21	2.10%(4)	2.25%(5)	(1.41)%(5)	--(12)	--(12)	$ 10	9%
(0.01)	$ 13.77	34.92%	1.87%	(0.75)%	--(12)	--(12)	$ 499	19%
(0.34)	$ 17.00	25.94%	1.68%	(0.69)%	--(12)	--(12)	$ 1,302	16%
(0.61)	$ 19.08	15.87%	1.61%	(0.66)%	--(14)	--(14)	$ 5,073	14%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions

INVESTMENT B SHARES
Huntington Dividend Capture Fund
2001(7)	$ 10.00	0.44 (3)	0.20	0.64	(0.54)	--	--
2002	$ 10.10	0.42	(0.49)	(0.07)	(0.42)	--	--
2003	$ 9.61	0.37	1.50	1.87	(0.38)	--	--
2004	$ 11.10	0.39	0.97	1.36	(0.38)	--	(0.51)
2005	$ 11.57	0.37	(0.12)	0.25	(0.38)	--	(0.61)
Huntington Growth Fund
2001	$ 50.17	(0.40)(3)	(8.33)	(8.73)	--	--	--
2002	$ 41.44	(0.24)	(9.24)	(9.48)	--	--	--
2003	$ 31.96	(0.19)	6.02	5.83	--	--	--
2004	$ 37.79	(0.19)	2.78	2.59	--	--	(0.72)
2005	$ 39.66	(0.26)	0.62	0.36	--	--	(2.26)
Huntington Income Equity Fund
2001	$ 35.20	0.83	(0.46)	0.37	(0.79)	--	(0.49)
2002	$ 34.29	0.82	(5.30)	(4.48)	(0.84)	--	(0.09)
2003	$ 28.88	0.74	4.93	5.67	(0.79)	--	(1.27)
2004	$ 32.49	0.34	3.37	3.71	(0.35)	--	(2.67)
2005	$ 33.18	0.40	0.36	0.76	(0.41)	--	(2.38)
Huntington International Equity Fund
2001(7)	$ 10.00	(0.13)(3)	(2.22)	(2.35)	(0.01)	--	--
2002	$ 7.64	(0.04)	(1.02)	(1.06)	--	--	--
2003	$ 6.58	--	2.22	2.22	(0.01)	--	--
2004	$ 8.79	(0.02)	1.70	1.68	--	--	--
2005	$ 10.47	--	1.44	1.44	(0.01)	--	(0.35)
Huntington Macro 100 Fund
2004(10)	$ 10.00	(0.01)	1.18	1.17	--	--	--
2005	$ 11.17	(0.09)	0.55	0.46	--	--	(0.43)
Huntington Mid Corp America Fund
2001(7)	$ 10.00	(0.08)(3)	0.44	0.36	(0.01)	--	(0.01)
2002	$ 10.34	(0.07)	(1.36)	(1.43)	--	--	--
2003	$ 8.91	(0.07)	2.78	2.71	--	--	--
2004	$ 11.62	(0.11)	2.02	1.91	--	--	(0.02)
2005	$ 13.51	(0.09)	1.51	1.42	--	--	--
Huntington New Economy Fund
2001(7)	$ 10.00	(0.13)(3)	0.19	0.06	--	(0.01)(9)	--
2002	$ 10.05	(0.14)	(1.28)	(1.42)	--	--	--
2003	$ 8.63	(0.13)	3.07	2.94	--	--	(0.01)
2004	$ 11.56	(0.19)	2.57	2.38	--	--	--
2005	$ 13.94	(0.15)	1.74	1.59	--	--	(0.18)
Huntington Situs Small Cap Fund
2002(8)	$ 10.00	--	0.20	0.20	--	--	--
2003	$ 10.20	(0.08)	3.57	3.49	--	--	(0.01)
2004	$ 13.68	(0.13)	3.59	3.46	--	--	(0.34)
2005	$ 16.80	(0.18)	2.74	2.56	--	--	(0.61)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Amount of the waiver is less than .005%.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(10) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(11) There were no fee reductions in this period.

(12) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(12)

(0.54)	$ 10.10	6.57%(4)	2.54%(5)	4.80%(5)	-- (11)	-- (11)	$ 1,920	172%
(0.42)	$ 9.61	(0.78)%	2.41%	4.42%	-- (11)	-- (11)	$ 5,001	88%
(0.38)	$ 11.10	19.90%	2.16%	3.78%	-- (11)	-- (11)	$ 12,374	108%
(0.89)	$ 11.57	12.61%	2.11%	3.53%	-- (11)	-- (11)	$ 16,554	101%
(0.99)	$ 10.83	2.25%	2.06%	3.31%	2.08%	3.29%	$ 17,728	131%

--	$ 41.44	(17.40)%	1.87%	(0.92)%	-- (11)	-- (11)	$ 1,634	12%
--	$ 31.96	(22.88)%	1.93%	(0.88)%	-- (11)	-- (11)	$ 3,084	15%
--	$ 37.79	18.24%	1.92%	(0.65)%	-- (11)	-- (11)	$ 5,220	8%
(0.72)	$ 39.66	6.85%	1.91%	(0.51)%	-- (11)	-- (11)	$ 6,331	12%
(2.26)	$ 37.76	0.76%	1.89%	(0.66)%	1.90%	(0.67)%	$ 6,073	20%

(1.28)	$ 34.29	1.04%	1.85%	2.15%	-- (11)	-- (11)	$ 909	33%
(0.93)	$ 28.88	(13.27)%	1.93%	2.67%	-- (11)	-- (11)	$ 3,802	29%
(2.06)	$ 32.49	20.08%	1.92%	2.38%	-- (11)	-- (11)	$ 6,534	85%
(3.02)	$ 33.18	12.33%	1.82%	1.00%	-- (11)	-- (11)	$ 8,257	35%
(2.79)	$ 31.15	2.28%	1.90%	1.22%	-- (6)	-- (6)	$ 8,447	33%

(0.01)	$ 7.64	(23.55)%(4)	2.96%(5)	(1.80)%(5)	-- (11)	-- (11)	$ 77	121%
--	$ 6.58	(13.87)%	2.59%	(0.88)%	-- (11)	-- (11)	$ 179	68%
(0.01)	$ 8.79	33.77%	2.41%	0.02%	-- (11)	-- (11)	$ 405	48%
--	$ 10.47	19.11%	2.35%	(0.23)%	-- (11)	-- (11)	$ 655	31%
(0.36)	$ 11.55	13.73%	2.33%	(0.07)%	-- (6)	-- (6)	$ 1,201	21%

--	$ 11.17	11.70%(4)	2.70%(5)	(0.24)%(5)	-- (11)	-- (11)	$ 809	--
(0.43)	$ 11.20	4.02%	2.26%	(1.02)%	-- (6)	-- (6)	$ 1,523	87%

(0.02)	$ 10.34	3.58%(4)	2.19%(5)	(0.92)%(5)	-- (11)	-- (11)	$ 1,097	11%
--	$ 8.91	(13.83)%	2.16%	(1.06)%	-- (11)	-- (11)	$ 3,082	16%
--	$ 11.62	30.42%	2.09%	(0.84)%	-- (11)	-- (11)	$ 5,439	29%
(0.02)	$ 13.51	16.46%	2.08%	(0.94)%	-- (11)	-- (11)	$ 7,269	4%
--	$ 14.93	10.51%	2.06%	(0.64)%	2.07%	(0.65)%	$ 8,252	7%

(0.01)	$ 10.05	0.57%(4)	2.73%(5)	(1.52)%(5)	-- (11)	-- (11)	$ 460	45%
--	$ 8.63	(14.13)%	2.65%	(1.88)%	2.69%	(1.92)%	$ 908	39%
(0.01)	$ 11.56	34.02%	2.30%	(1.53)%	-- (11)	-- (11)	$ 1,642	83%
--	$ 13.94	20.59%	2.27%	(1.63)%	-- (11)	-- (11)	$ 2,369	28%
(0.18)	$ 15.35	11.40%	2.21%	(1.17)%	-- (6)	-- (6)	$ 3,410	61%

--	$ 10.20	2.00%(4)	3.00%(5)	(2.05)%(5)	-- (11)	-- (11)	$ 88	9%
(0.01)	$ 13.68	34.17%	2.40%	(1.25)%	-- (11)	-- (11)	$ 555	19%
(0.34)	$ 16.80	25.31%	2.18%	(1.18)%	-- (11)	-- (11)	$ 1,627	16%
(0.61)	$ 18.75	15.28%	2.11%	(1.16)%	-- (6)	-- (6)	$ 2,633	14%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

TRUST SHARES
Huntington Fixed Income Securities Fund
2001	$ 20.25	1.12	0.12	1.24	(1.11)	--	(1.11)
2002	$ 20.77	0.98	0.52	1.50	(1.00)	--	(1.00)
2003	$ 21.27	0.82	0.16	0.98	(0.83)	--	(0.83)
2004	$ 21.42	0.73	(0.09)	0.64	(0.74)	(0.09)	(0.83)
2005	$ 21.23	0.76	(0.37)	0.39	(0.76)	(0.07)	(0.83)
Huntington Intermediate Government Income Fund
2001	$ 10.22	0.54 (3)	0.01	0.55	(0.52)	--	(0.52)
2002	$ 10.43	0.46	0.50	0.96	(0.47)	--	(0.47)
2003	$ 10.92	0.37	(0.23)	0.14	(0.39)	(0.02)	(0.41)
2004	$ 10.65	0.36	(0.08)	0.28	(0.37)	(0.04)	(0.41)
2005	$ 10.52	0.37	(0.23)	0.14	(0.38)	--	(0.38)
Huntington Michigan Tax-Free Fund
2001	$ 10.71	0.43	(0.02)	0.41	(0.42)	(0.24)	(0.66)
2002	$ 10.46	0.34	0.50	0.84	(0.35)	(0.03)	(0.38)
2003	$ 10.92	0.28	0.10	0.38	(0.29)	(0.05)	(0.34)
2004	$ 10.96	0.27	(0.17)	0.10	(0.27)	(0.03)	(0.30)
2005	$ 10.76	0.24	(0.15)	0.09	(0.24)	(0.04)	(0.28)
Huntington Mortgage Securities Fund
2001	$ 8.11	0.44	0.20	0.64	(0.43)	--	(0.43)
2002	$ 8.32	0.38	0.24	0.62	(0.39)	--	(0.39)
2003	$ 8.55	0.24	0.35	0.59	(0.32)	--	(0.32)
2004	$ 8.82	0.29	0.22	0.51	(0.31)	--	(0.31)
2005	$ 9.02	0.29	(0.12)	0.17	(0.31)	(0.01)	(0.32)
Huntington Ohio Tax-Free Fund
2001	$ 21.32	0.84	(0.08)	0.76	(0.84)	(0.29)	(1.13)
2002	$ 20.95	0.73	0.96	1.69	(0.73)	(0.04)	(0.77)
2003	$ 21.87	0.60	0.14	0.74	(0.60)	(0.11)	(0.71)
2004	$ 21.90	0.57	(0.24)	0.33	(0.57)	(0.16)	(0.73)
2005	$ 21.50	0.54	(0.37)	0.17	(0.54)	(0.22)	(0.76)
Huntington Short/Intermediate Fixed Income Securities Fund
2001	$ 19.52	1.07	(0.13)	0.94	(1.06)	--	(1.06)
2002	$ 19.77	0.87	0.11	0.98	(0.88)	--	(0.88)
2003	$ 19.87	0.62	0.01	0.63	(0.62)	--	(0.62)
2004	$ 19.88	0.50	(0.32)	0.18	(0.50)	--	(0.50)
2005	$ 19.56	0.51	(0.41)	0.10	(0.51)	--	(0.51)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Total return would have been 6.37% without the payments by affiliates. See note (2) L of Notes to Financial Statements.

(5) Total return would have been 5.52% without the payments by affiliates. See note (2) L of Notes to Financial Statements.

(6) Total return would have been 4.95% without the payments by affiliates. See note (2) L of Notes to Financial Statements.

(7) There were no fee reductions in this period.

(8) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(9) Amount of the waiver is less than .005%.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Payments by affiliates	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(8)

0.39	$ 20.77	8.30%(4)	0.97%	5.44%	1.01%	5.40%	$ 149,588	149%
--	$ 21.27	7.45%	1.08%	4.74%	-- (7)	-- (7)	$ 146,976	54%
--	$ 21.42	4.65%	1.08%	3.78%	-- (7)	-- (7)	$ 166,215	73%
--	$ 21.23	3.07%	1.08%	3.46%	-- (7)	-- (7)	$ 162,998	53%
--	$ 20.79	1.86%	1.07%	3.55%	-- (9)	-- (9)	$ 168,764	59%

0.18	$ 10.43	7.28%(5)	0.99%	5.05%	1.04%	5.00%	$ 69,700	64%
--	$ 10.92	9.46%	1.10%	4.38%	-- (7)	-- (7)	$ 81,232	60%
--	$ 10.65	1.34%	1.10%	3.45%	-- (7)	-- (7)	$ 81,671	78%
--	$ 10.52	2.67%	1.11%	3.37%	-- (7)	-- (7)	$ 90,288	43%
--	$ 10.28	1.33%	1.09%	3.55%	1.10%	3.54%	$ 107,166	34%

--	$ 10.46	3.89%	1.08%	3.93%	1.13%	3.88%	$ 16,374	100%
--	$ 10.92	8.15%	1.33%	3.24%	-- (7)	-- (7)	$ 18,268	27%
--	$ 10.96	3.57%	1.27%	2.66%	-- (7)	-- (7)	$ 23,854	17%
--	$ 10.76	0.94%	1.29%	2.44%	-- (7)	-- (7)	$ 24,589	17%
--	$ 10.57	0.88%	1.24%	2.27%	1.26%	2.25%	$ 22,195	49%

--	$ 8.32	8.14%	1.03%	5.37%	1.08%	5.32%	$ 35,938	25%
--	$ 8.55	7.61%	1.19%	4.46%	-- (7)	-- (7)	$ 46,313	63%
--	$ 8.82	7.02%	1.14%	2.82%	-- (7)	-- (7)	$ 43,928	71%
--	$ 9.02	5.86%	1.16%	3.45%	-- (7)	-- (7)	$ 64,853	38%
--	$ 8.87	1.96%	1.12%	3.34%	-- (9)	-- (9)	$ 81,950	29%

--	$ 20.95	3.60%	1.00%	3.95%	1.05%	3.90%	$ 42,276	39%
--	$ 21.87	8.20%	1.17%	3.39%	-- (7)	-- (7)	$ 52,160	28%
--	$ 21.90	3.42%	1.16%	2.72%	-- (7)	-- (7)	$ 55,450	20%
--	$ 21.50	1.52%	1.17%	2.63%	-- (7)	-- (7)	$ 52,565	13%
--	$ 20.91	0.85%	1.16%	2.56%	1.17%	2.55%	$ 45,571	45%

0.37	$ 19.77	6.84%(6)	0.93%	5.39%	0.98%	5.34%	$ 113,552	65%
--	$ 19.87	5.08%	1.07%	4.41%	-- (7)	-- (7)	$ 121,093	58%
--	$ 19.88	3.18%	1.07%	3.05%	-- (7)	-- (7)	$ 155,883	51%
--	$ 19.56	0.91%	1.07%	2.53%	-- (7)	-- (7)	$ 150,175	54%
--	$ 19.15	0.54%	1.06%	2.65%	-- (9)	-- (9)	$ 119,090	31%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT A SHARES
Huntington Fixed Income Securities Fund
2001	$ 20.25	1.12	0.07	1.19	(1.06)	--	(1.06)
2002	$ 20.77	0.94	0.50	1.44	(0.95)	--	(0.95)
2003	$ 21.26	0.76	0.17	0.93	(0.77)	--	(0.77)
2004	$ 21.42	0.68	(0.09)	0.59	(0.69)	(0.09)	(0.78)
2005	$ 21.23	0.71	(0.38)	0.33	(0.71)	(0.07)	(0.78)
Huntington Intermediate Government Income Fund
2001	$ 10.22	0.51 (3)	0.01	0.52	(0.49)	--	(0.49)
2002	$ 10.43	0.44	0.50	0.94	(0.45)	--	(0.45)
2003	$ 10.92	0.35	(0.23)	0.12	(0.37)	(0.02)	(0.39)
2004	$ 10.65	0.33	(0.07)	0.26	(0.35)	(0.04)	(0.39)
2005	$ 10.52	0.34	(0.23)	0.11	(0.35)	--	(0.35)
Huntington Michigan Tax-Free Fund
2001	$ 10.71	0.39	(0.01)	0.38	(0.39)	(0.24)	(0.63)
2002	$ 10.46	0.32	0.50	0.82	(0.32)	(0.03)	(0.35)
2003	$ 10.93	0.26	0.09	0.35	(0.27)	(0.05)	(0.32)
2004	$ 10.96	0.24	(0.17)	0.07	(0.24)	(0.03)	(0.27)
2005	$ 10.76	0.22	(0.15)	0.07	(0.22)	(0.04)	(0.26)
Huntington Mortgage Securities Fund
2001	$ 8.14	0.42	0.20	0.62	(0.41)	--	(0.41)
2002	$ 8.35	0.36	0.24	0.60	(0.37)	--	(0.37)
2003	$ 8.58	0.17	0.39	0.56	(0.28)	--	(0.28)
2004	$ 8.86	0.28	0.21	0.49	(0.28)	--	(0.28)
2005	$ 9.07	0.26	(0.11)	0.15	(0.29)	(0.01)	(0.30)
Huntington Ohio Tax-Free Fund
2001	$ 21.31	0.79	(0.08)	0.71	(0.79)	(0.29)	(1.08)
2002	$ 20.94	0.68	0.96	1.64	(0.68)	(0.04)	(0.72)
2003	$ 21.86	0.54	0.13	0.67	(0.54)	(0.11)	(0.65)
2004	$ 21.88	0.52	(0.23)	0.29	(0.52)	(0.16)	(0.68)
2005	$ 21.49	0.49	(0.37)	0.12	(0.49)	(0.22)	(0.71)
Huntington Short/Intermediate Fixed Income Securities Fund
2003(8)	$ 20.08	0.32	(0.19)	0.13	(0.32)	--	(0.32)
2004	$ 19.89	0.45	(0.33)	0.12	(0.45)	--	(0.45)
2005	$ 19.56	0.46	(0.40)	0.06	(0.46)	--	(0.46)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on annualized basis.

(6) Total return would have been 6.11% without the payments by affiliates. See note (2) L of Notes to Financial Statements.

(7) Total return would have been 5.25% without the payments by affiliates. See note (2) L of Notes to Financial Statements.

(8) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(9) There were no fee reductions in this period.

(10) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(11) Amount of the waiver is less than .005%.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Payments by affiliates	Net Asset, Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(10)

0.39	$ 20.77	8.04%(6)	1.22%	5.18%	1.26%	5.14%	$ 1,205	149%
--	$ 21.26	7.14%	1.33%	4.47%	-- (9)	-- (9)	$ 1,512	54%
--	$ 21.42	4.43%	1.33%	3.47%	-- (9)	-- (9)	$ 2,532	73%
--	$ 21.23	2.81%	1.33%	3.22%	-- (9)	-- (9)	$ 2,314	53%
--	$ 20.78	1.56%	1.32%	3.30%	-- (11)	-- (11)	$ 1,699	59%

0.18	$ 10.43	7.01%(7)	1.24%	4.80%	1.29%	4.75%	$ 1,706	64%
--	$ 10.92	9.17%	1.35%	3.89%	-- (9)	-- (9)	$ 6,766	60%
--	$ 10.65	1.09%	1.35%	3.18%	-- (9)	-- (9)	$ 7,486	78%
--	$ 10.52	2.42%	1.36%	3.16%	-- (9)	-- (9)	$ 4,182	43%
--	$ 10.28	1.08%	1.34%	3.30%	1.35%	3.29%	$ 3,707	34%

--	$ 10.46	3.63%	1.33%	3.70%	1.38%	3.65%	$ 5,023	100%
--	$ 10.93	7.98%	1.58%	2.99%	-- (9)	-- (9)	$ 5,209	27%
--	$ 10.96	3.21%	1.52%	2.40%	-- (9)	-- (9)	$ 6,241	17%
--	$ 10.76	0.69%	1.54%	2.19%	-- (9)	-- (9)	$ 6,108	17%
--	$ 10.57	0.63%	1.49%	2.03%	1.51%	2.01%	$ 4,838	49%

--	$ 8.35	7.85%	1.28%	5.12%	1.33%	5.07%	$ 826	25%
--	$ 8.58	7.30%	1.44%	4.07%	-- (9)	-- (9)	$ 2,859	63%
--	$ 8.86	6.71%	1.37%	2.74%	-- (9)	-- (9)	$ 1,214	71%
--	$ 9.07	5.66%	1.40%	3.18%	-- (9)	-- (9)	$ 1,257	38%
--	$ 8.92	1.68%	1.36%	3.06%	-- (11)	-- (11)	$ 1,823	29%

--	$ 20.94	3.35%	1.25%	3.63%	1.29%	3.59%	$ 1,923	39%
--	$ 21.86	7.94%	1.43%	3.11%	-- (9)	-- (9)	$ 3,292	28%
--	$ 21.88	3.11%	1.41%	2.45%	-- (9)	-- (9)	$ 5,913	20%
--	$ 21.49	1.32%	1.42%	2.39%	-- (9)	-- (9)	$ 4,657	13%
--	$ 20.90	0.59%	1.41%	2.32%	1.42%	2.31%	$ 3,222	45%

--	$ 19.89	0.65%(4)	1.31%(5)	2.47%(5)	-- (9)	-- (9)	$ 8,061	51%
--	$ 19.56	0.60%	1.32%	2.29%	-- (9)	-- (9)	$ 4,538	54%
--	$ 19.16	0.34%	1.31%	2.41%	-- (11)	-- (11)	$ 3,506	31%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year Ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2001	$ 20.25	0.63	0.44	1.07	(0.96)	--	(0.96)
2002	$ 20.75	0.83	0.50	1.33	(0.85)	--	(0.85)
2003	$ 21.23	0.65	0.17	0.82	(0.66)	--	(0.66)
2004	$ 21.39	0.58	(0.09)	0.49	(0.59)	(0.09)	(0.68)
2005	$ 21.20	0.60	(0.38)	0.22	(0.60)	(0.07)	(0.67)
Huntington Intermediate Government Income Fund
2003(7)	$ 10.99	0.17	(0.30)	(0.13)	(0.18)	(0.02)	(0.20)
2004	$ 10.66	0.28	(0.09)	0.19	(0.29)	(0.04)	(0.33)
2005	$ 10.52	0.29	(0.23)	0.06	(0.30)	--	(0.30)
Huntington Michigan Tax-Free Fund
2003(8)	$ 11.11	0.12	(0.11)	0.01	(0.12)	(0.05)	(0.17)
2004	$ 10.95	0.19	(0.17)	0.02	(0.19)	(0.03)	(0.22)
2005	$ 10.75	0.16	(0.14)	0.02	(0.16)	(0.04)	(0.20)
Huntington Mortgage Securities Fund
2003(9)	$ 8.70	0.13	0.17	0.30	(0.17)	--	(0.17)
2004	$ 8.83	0.23	0.21	0.44	(0.25)	--	(0.25)
2005	$ 9.02	0.22	(0.12)	0.10	(0.24)	(0.01)	(0.25)
Huntington Ohio Tax-Free Fund
2003(10)	$ 21.97	0.27	0.02	0.29	(0.27)	(0.11)	(0.38)
2004	$ 21.88	0.41	(0.23)	0.18	(0.41)	(0.16)	(0.57)
2005	$ 21.49	0.39	(0.37)	0.02	(0.39)	(0.22)	(0.61)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Not annualized.

(4) Computed on annualized basis.

(5) Total return would have been 5.46% without the payments by affiliates. See note (2) L of Notes to Financial Statements.

(6) Amount of the waiver is less than .005%.

(7) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(8) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(9) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(10) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(11) There were no fee reductions in this period.

(12) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Payments by affiliates	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(12)

0.39	$ 20.75	7.39%(5)	1.76%	4.39%	--(11)	--(11)	$ 472	149%
--	$ 21.23	6.59%	1.82%	3.88%	--(11)	--(11)	$ 1,852	58%
--	$ 21.39	3.92%	1.83%	2.99%	--(11)	--(11)	$ 3,212	73%
--	$ 21.20	2.31%	1.83%	2.72%	--(11)	--(11)	$ 3,040	53%
--	$ 20.75	1.06%	1.82%	2.80%	--(6)	--(6)	$ 3,068	59%

--	$ 10.66	(1.13)%(3)	1.86%(4)	2.41%(4)	--(11)	--(11)	$ 492	78%
--	$ 10.52	1.81%	1.86%	2.62%	--(11)	--(11)	$ 470	43%
--	$ 10.28	0.57%	1.84%	2.79%	1.85%	2.78%	$ 484	34%

--	$ 10.95	0.09%(3)	2.03%(4)	1.68%(4)	--(11)	--(11)	$ 580	17%
--	$ 10.75	0.18%	2.04%	1.69%	--(11)	--(11)	$ 789	17%
--	$ 10.57	0.22%	1.99%	1.53%	2.01%	1.51%	$ 615	49%

--	$ 8.83	3.47%(3)	1.93%(4)	1.14%(4)	--(11)	--(11)	$ 280	71%
--	$ 9.02	5.00%	1.90%	2.68%	--(11)	--(11)	$ 482	38%
--	$ 8.87	1.16%	1.86%	2.57%	--(6)	--(6)	$ 700	29%

--	$ 21.88	1.32%(3)	1.93%(4)	1.86%(4)	--(11)	--(11)	$ 1,685	20%
--	$ 21.49	0.81%	1.92%	1.88%	--(11)	--(11)	$ 1,729	13%
--	$ 20.90	0.10%	1.91%	1.82%	1.92%	1.81%	$ 1,525	45%

Combined Notes to Financial Statements

December 31, 2005

(1) Organization

The Huntington Funds (the “Trust”), established under the laws of the Commonwealth of Massachusetts on February 10, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust operates nineteen separate series, or mutual funds, each with its own investment objective and strategy. This report contains the financial statements and financial highlights of the funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered

Huntington Florida Tax-Free Money Fund (“Florida Tax-Free Money”)	Trust & A
Huntington Money Market Fund (“Money Market”)	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market”)	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture”)	Trust, A & B
Huntington Growth Fund (“Growth”)	Trust, A & B
Huntington Income Equity Fund (“Income Equity”)	Trust, A & B
Huntington International Equity Fund (“International Equity”)	Trust, A & B
Huntington Macro 100 Fund (“Macro 100”)	Trust, A & B
Huntington Mid Corp America Fund (“Mid Corp America”)	Trust, A & B
Huntington New Economy Fund (“New Economy”)	Trust, A & B
Huntington Rotating Markets Fund (“Rotating Markets”)	Trust & A
Huntington Situs Small Cap Fund (“Situs Small Cap”)	Trust, A & B
Huntington Fixed Income Securities Fund (“Fixed Income”)	Trust, A & B
Huntington Intermediate Government Income Fund (“Intermediate Government Income”)	Trust, A & B
Huntington Michigan Tax-Free Fund (“Michigan Tax-Free”)	Trust, A & B
Huntington Mortgage Securities Fund (“Mortgage Securities”)	Trust, A & B
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free”)	Trust, A & B
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income”)	Trust & A

Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges.

The Trust calculates NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on market value. The Trust attempts to stabilize the NAV per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing NAV, current market value is used to value portfolio securities with respect to which market quotations are readily available. Pursuant to policies approved by the Trustees, the Trust relies on certain security pricing services to provide current market value of certain securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange or reported on the NASDAQ National Market System at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities not included in the NASDAQ National Market System, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. U.S. government obligations held by Mortgage Securities are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Option contracts are valued at the last quoted bid price as reported on the primary exchange or board of trade on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security or option’s market price is readily available. In such situations, the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities or options for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Funds may use the fair value of a security to calculate its NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Funds’ investment adviser, Huntington Asset Advisors, Inc. (“Advisor”) determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the New York Stock Exchange (“NYSE”), which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since International Equity invests primarily in foreign securities, it is most likely to be affected by this fair valuation methodology. Since Situs Small Cap invests some of its assets in foreign securities, it may be affected, although to a lesser extent.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ Advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture, Income Equity and Mortgage Securities declare and pay dividends monthly; International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap declare and pay dividends, if any, annually; and Growth declares and pays dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of market discounts, paydowns, distributions, and foreign currency gain/loss, net investment loss adjustment), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards, losses deferred due to wash sales and straddles.

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions received from the REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity, New Economy and Situs Small Cap have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) on a tax basis for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Florida Tax-Free Money	$ 34,847,092	$ --	$ --	$ --
Money Market	794,382,209	--	--	--
Ohio Municipal Money Market	180,862,401	--	--	--
U.S. Treasury Money Market	587,158,060	--	--	--
Dividend Capture	119,683,061	5,122,038	(2,749,924)	2,372,114
Growth	149,279,625	112,326,001	(5,896,012)	106,429,989
Income Equity	153,792,617	58,404,775	(938,782)	57,465,994
International Equity	146,165,706	47,163,126	(1,145,057)	46,018,069
Macro 100	26,157,883	3,339,479	(662,388)	2,677,091
Mid Corp America	101,855,545	60,492,942	(214,224)	60,278,718
New Economy	64,277,433	25,747,371	(1,053,896)	24,693,475
Rotating Markets	24,747,130	6,415,754	--	6,415,754
Situs Small Cap	66,075,463	25,663,587	(1,230,424)	24,433,163
Fixed Income	170,985,576	3,198,535	(2,217,130)	981,405
Intermediate Government Income	111,892,249	472,948	(1,766,351)	(1,293,403)
Michigan Tax-Free	27,177,132	408,180	(112,997)	295,183
Mortgage Securities	82,930,010	2,710,605	(1,339,847)	1,370,758
Ohio Tax-Free	49,602,943	734,201	(187,267)	546,934
Short/Intermediate Fixed Income	124,550,461	--	(3,057,383)	(3,057,383)

As of December 31, 2005, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains, if any to the extent provided by the Treasury regulations:

Fund	Amount	Expires

Florida Tax-Free Money	$ 231	2011
Florida Tax-Free Money	1,529	2012
Florida Tax-Free Money	5,818	2013
Money Market	490,061	2011
Money Market	3,032	2012
Money Market	7,224	2013
Ohio Municipal Money Market	12,756	2012
Ohio Municipal Money Market	25,291	2013
U.S. Treasury Money Market	$ 4,640	2012
U.S. Treasury Money Market	1,157	2013
Mid Corp America	131,638	2013
Rotating Markets	1,145,927	2011
Fixed Income	55,808	2013
Short/Intermediate Fixed Income	1,451,394	2009
Short/Intermediate Fixed Income	612,397	2013

The tax character of distributions paid during the fiscal year ended December 31, 2005, was as follows:

	Distributions Paid From					Total Distributions Paid

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Florida Tax-Free Money	$ --	$ --	$ --	$ 373,395	$ --	$ 373,395
Money Market	15,882,666	--	15,882,666	--	--	15,882,666
Ohio Municipal Money Market	--	--	--	2,434,367	--	2,434,367
U.S. Treasury Money Market	12,559,037	--	12,559,037	--	--	12,559,037
Dividend Capture	7,857,631	3,672,779	11,530,410	--	--	11,530,410
Growth	153,427	14,135,597	14,289,024	--	--	14,289,024
Income Equity	4,209,764	15,324,038	19,533,802	--	--	19,533,802
International Equity	1,192,977	5,491,043	6,684,020	--	--	6,684,020
Macro 100	469,260	588,114	1,057,374	--	--	1,057,374
Mid Corp America	91,134	--	91,134	--	--	91,134
New Economy	--	1,001,873	1,001,873	--	--	1,001,873
Rotating Markets	158,038	--	158,038	--	--	158,038
Situs Small Cap	60,688	2,582,876	2,643,564	--	--	2,643,564
Fixed Income	6,058,689	483,664	6,542,353	--	--	6,542,353
Intermediate Government Income	3,772,673	13,698	3,786,371	--	--	3,786,371
Michigan Tax-Free	208	110,884	111,092	692,194	--	803,286
Mortgage Securities	2,714,233	79,455	2,793,688	--	--	2,793,688
Ohio Tax-Free	714	544,846	545,560	1,409,895	--	1,955,455
Short/Intermediate Fixed Income	3,796,850	--	3,796,850	--	--	3,796,850

The tax character of distributions paid during the fiscal year ended December 31, 2004, was as follows:

	Distributions Paid From					Total Distributions Paid

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital

Florida Tax-Free Money	$ --	$ --	$ --	$ 73,743	$--	$ 73,743
Money Market	2,713,454	--	2,713,454	--	--	2,713,454
Ohio Municipal Money Market	--	--	--	483,636	--	483,636
U.S. Treasury Money Market	2,023,982	--	2,023,982	--	--	2,023,982
Dividend Capture	6,138,461	1,715,490	7,853,951	--	--	7,853,951
Growth	892,414	4,342,306	5,234,720	--	--	5,234,720
Income Equity	6,516,861	14,858,264	21,375,125	--	--	21,375,125
International Equity	633,348	--	633,348	--	--	633,348
Macro 100	48,286	--	48,286	--	--	48,286
Mid Corp America	--	246,524	246,524	--	--	246,524
New Economy	--	--	--	--	--	--
Rotating Markets	201,334	--	201,334	--	--	201,334
Situs Small Cap	229,710	916,118	1,145,828	--	--	1,145,828
Fixed Income	5,853,923	710,250	6,564,173	--	--	6,564,173
Intermediate Government Income	3,112,691	299,287	3,411,978	--	--	3,411,978
Michigan Tax-Free	327	92,714	93,041	729,222	--	822,263
Mortgage Securities	1,979,172	--	1,979,172	--	--	1,979,172
Ohio Tax-Free	850	429,992	430,842	1,656,692	--	2,087,534
Short/Intermediate Fixed Income	4,070,743	--	4,070,743	--	--	4,070,743

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

Florida Tax-Free Money	$ 2	$ --	$ --	$ 2	$ --	$ (7,578)	$ --	$ (7,576)
Money Market	--	4,149	--	4,149	--	(500,317)	--	(496,168)
Ohio Municipal Money Market	--	--	--	--	--	(38,047)	--	(38,047)
U.S. Treasury Money Market	--	--	--	--	(4,002)	(8,354)	--	(12,356)
Dividend Capture	--	--	570,580	570,580	--	--	2,373,843	2,944,423
Growth	--	1	11,542,151	11,542,152	--	--	106,429,989	117,972,141
Income Equity	--	429,901	269,305	699,206	--	--	57,974,524	58,673,730
International Equity	--	--	1,058,896	1,058,896	--	(35,092)	46,009,357	47,033,161
Macro 100	--	1,234	--	1,234	--	--	2,677,091	2,678,325
Mid Corp America	--	3,641	--	3,641	--	(131,638)	60,278,718	60,150,721
New Economy	--	--	1,799,724	1,799,724	--	--	24,693,475	26,493,199
Rotating Markets	--	--	--	--	--	(1,145,927)	6,415,754	5,269,827
Situs Small Cap	--	439,071	1,039,700	1,478,771	--	(1,504)	24,433,168	25,910,435
Fixed Income	--	--	--	--	(111,436)	(55,808)	981,405	814,161
Intermediate Government Income	--	--	13,140	13,140	(3,548)	(4,811)	(1,293,403)	(1,288,622)
Michigan Tax-Free	--	--	--	--	--	(94,757)	295,183	200,426
Mortgage Securities	--	16,483	54,925	71,408	--	--	1,373,521	1,444,929
Ohio Tax-Free	--	--	--	--	--	(35,673)	546,934	511,261
Short/Intermediate Fixed Income	--	--	--	--	(1,059)	(2,167,655)	(3,057,383)	(5,226,097)

* The differences between the book-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales and straddles, the differences between book and tax amortization methods for premium and market discount.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2005, the Funds deferred to January 1, 2006 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses as follows:

Fund	Capital Losses

U.S. Treasury Money Market	$2,557
International Equity	35,092
Situs Small Cap	1,504
Intermediate Government Income	4,811
Michigan Tax-Free	94,757
Ohio Tax-Free	35,673
Short/Intermediate Fixed Income	103,864

E. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

F. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Foreign Exchange Contracts

International Equity, Rotating Markets and Situs Small Cap may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity, Rotating Markets and Situs Small Cap may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2005, International Equity, Rotating Markets and Situs Small Cap had no outstanding foreign currency commitments.

H. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. International Equity does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of the Dividend Capture’s written option activity for the year ended December 31, 2005:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2004	150	$ 26,775
Options written	1,080	171,687
Options expired	(265)	(22,022)
Options closed	(650)	(125,899)
Options exercised	(225)	(29,462)
Outstanding at 12/31/2005	90	$ 21,079

At December 31, 2005, Dividend Capture had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

J.C. Penney Co., Inc.	Call	May 2006	60	90	$19,350	$ 1,729
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 1,729

The following is a summary of Income Equity’s written option activity for the year ended December 31, 2005:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2004	5,964	$ 1,004,037
Options written	74,583	15,140,547
Options expired	(7,621)	(687,381)
Options closed	(55,355)	(11,769,963)
Options exercised	(953)	(311,140)
Outstanding at 12/31/2005	16,618	$ 3,376,100

At December 31, 2005, Income Equity had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Automatic Data Processing, Inc.	Call	January 2006	47.5	476	$ 11,900	$ 48,549
Chevron Texaco Corp.	Call	January 2006	55	1148	246,820	226,136
Comerica, Inc.*	Call	January 2006	60	673	6,730	59,315
ConocoPhillips	Call	May 2006	65	1178	206,150	37,686
Consolidated Edison	Call	February 2006	45	930	186,000	(13,781)
Duke Energy Corp.	Call	April 2006	27.5	1660	166,000	28,214
Equity Office Properties Trust	Call	April 2006	30	760	125,400	29,930
Equity Residential Properties Trust	Call	January 2006	40	558	5,580	21,761
Exelon Corp.	Call	January 2006	50	650	214,500	(47,457)
First Data Corp.	Call	January 2006	45	502	10,040	37,146
Fortune Brands, Inc.	Call	January 2006	85	550	22,000	100,007
Intel Corp.	Call	April 2006	27.5	965	43,425	32,807
Monsanto Co.	Call	April 2006	75	320	217,600	24,632
Monsanto Co.	Call	January 2006	70	320	240,000	(157,859)
Occidental Petroleum Corp.	Call	January 2006	70	940	921,200	(78,055)
Progress Energy, Inc.	Call	April 2006	45	703	45,695	58,766
Thompson Corp.*	Call	January 2006	40	1084	5,420	50,024
Verizon	Call	January 2006	32.5	651	3,255	35,152
V.F. Corp.	Call	January 2006	55	459	94,095	5,504
Wachovia Corp.	Call	January 2006	55	594	5,940	26,134
Washington Mutual, Inc.	Call	January 2006	45	1497	89,820	(16,081)

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 508,530

* Options were fair valued as of December 31, 2005.

The following is a summary of Situs Small Cap’s written option activity for the year ended December 31, 2005:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2004	300	$ 78,648
Options written	740	230,099
Options expired	(120)	(48,737)
Options closed	(600)	(187,873)
Options exercised	(320)	(72,137)
Outstanding at 12/31/2005	--	$ --

At December 31, 2005, Situs Small Cap had no outstanding options.

The following is a summary of Mortgage Securities’ written option activity for the year ended December 31, 2005:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2004	--	$ --
Options written	214	21,737
Options expired	(50)	(2,200)
Options closed	--	--
Options exercised	--	--
Outstanding at 12/31/2005	164	$ 19,537

At December 31, 2005, Mortgage Securities had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Boston Properties, Inc.	Call	January 2006	70	34	$ 15,300	$ (7,072)
Health Care Property Investors, Inc.*	Call	January 2006	30	50	250	1,449
Home Properties, Inc.*	Call	January 2006	45	50	625	3,075
Regency Centers Corp.	Call	January 2006	60	30	600	5,310

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ 2,762

* Options were fair valued as of December 31, 2005.

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets (33 1/3% for Dividend Capture, International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap, 5% for Michigan Tax-Free, and 20% for the remaining Funds) on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash or U.S. government obligations at least equal to 100% of the value of securities on loan for Dividend Capture, International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap, and at least equal to 102% of the value of securities on loan for the remaining Funds. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral. Collateral is marked to market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time, and therefore, are not considered to be illiquid investments. For the year ended December 31, 2005, Boston Global Advisers (“BGA”) served as sub-custodian for the securities lending program. BGA received a sub-custody fee based on the value of collateral received from borrowers. In addition, The Huntington National Bank (“Huntington”), as custodian of each of the Funds except International Equity, received a monthly fee from BGA to offset certain transaction costs incurred by the custodian. As of December 31, 2005, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

Dividend Capture	$ 1,512,400	$ 1,547,025
Growth	4,548,790	4,650,250
Mid Corp America	1,579,490	1,620,000
Situs Small Cap	2,305,752	2,359,250

* Includes securities and cash collateral.

Effective February 1, 2006, PFPC Trust Company will serve as sub-custodian for the securities lending program.

K. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust’s Pricing Committee.

L. Payments by Affiliates

During the period ended December 31, 2001, Huntington Bancshares, Inc. voluntarily contributed $4,161,828 to Money Market. In addition, Huntington Bancshares, Inc. voluntarily purchased securities from Fixed Income, Intermediate Government Income and Short/Intermediate Fixed Income for their amortized cost. The payments by affiliates in the accompanying financial statements reflect the difference between the fair market value and amortized cost of the securities. As a result of the transactions, $3,116,000, $1,335,000 and $2,226,000 of Fixed Income, Intermediate Government Income, and Short/Intermediate Fixed Income, respectively, was deemed as a payment by affiliates, to reimburse the effect of the loss.

M. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

N. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of NAV on the business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with a par value of $.001 per share). Transactions in capital stock were as follows:

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Florida Tax-Free Money
Year Ended December 31, 2004	$ 34,825,166	$ --	$ (35,115,080)	$ (289,914)	34,825,166	--	(35,115,080)	(289,914)
Year Ended December 31, 2005	35,883,549	--	(32,739,602)	3,143,947	35,883,549	--	(32,739,602)	3,143,947
Money Market
Year Ended December 31, 2004	923,959,518	8,507	(849,970,008)	73,998,017	923,959,518	8,507	(849,970,008)	73,998,017
Year Ended December 31, 2005	1,219,805,446	47,757	(1,122,829,336)	97,023,867	1,219,805,446	47,757	(1,122,829,269)	97,023,934
Ohio Municipal Money Market
Year Ended December 31, 2004	124,795,216	1,727	(120,400,796)	4,396,147	124,795,216	1,727	(120,400,796)	4,396,147
Year Ended December 31, 2005	204,415,265	5,324	(191,502,567)	12,918,022	204,415,265	5,324	(191,502,567)	12,918,022
U.S. Treasury Money Market
Year Ended December 31, 2004	1,966,950,982	117,804	(2,107,010,358)	(139,941,572)	1,966,950,982	117,804	(2,107,010,358)	(139,941,572)
Year Ended December 31, 2005	1,867,166,968	598,229	(1,770,857,640)	96,907,557	1,867,166,968	598,229	(1,770,857,640)	96,907,557

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Florida Tax-Free Money
Year Ended December 31, 2004	22,476,294	4,516	(22,784,814)	(304,004)	22,476,294	4,516	(22,784,814)	(304,004)
Year Ended December 31, 2005	29,780,021	12,866	(25,155,221)	4,637,666	29,780,021	12,866	(25,155,221)	4,637,666
Money Market
Year Ended December 31, 2004	540,406,647	376,255	(567,688,187)	(26,905,285)	540,406,647	376,255	(567,688,187)	(26,905,285)
Year Ended December 31, 2005	506,410,572	2,480,672	(506,693,776)	2,197,468	506,410,572	2,480,672	(506,694,281)	2,196,963
Ohio Municipal Money Market
Year Ended December 31, 2004	234,857,848	47,862	(231,015,062)	3,890,648	234,857,848	47,862	(231,015,062)	3,890,648
Year Ended December 31, 2005	228,778,328	199,511	(237,609,949)	(8,632,110)	228,778,328	199,511	(237,609,949)	(8,632,110)
U.S. Treasury Money Market
Year Ended December 31, 2004	462,868,462	61,516	(448,293,073)	14,636,905	462,868,462	61,516	(448,293,073)	14,636,905
Year Ended December 31, 2005	257,607,811	535,049	(223,517,759)	34,625,101	257,607,811	535,049	(223,517,759)	34,625,101

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Money Market
Year Ended December 31, 2004	10,475	386	(19,972)	(9,111)	10,475	386	(19,972)	(9,111)
Year Ended December 31, 2005	28,584	1,458	(26,330)	3,712	28,584	1,458	(26,330)	3,712

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Interfund Shares				Interfund Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Money Market
Year Ended December 31, 2004	269,042,010	--	265,234,404)	3,807,606	269,042,010	--	(265,234,404)	3,807,606
Year Ended December 31, 2005	281,341,939	--	(276,079,593)	5,262,346	281,341,939	--	(276,079,587)	5,262,352

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2004	$ 40,597,115	$ 2,174,667	$ (12,747,278)	$ 30,024,504	3,582,590	190,594	(1,124,467)	2,648,717
Year Ended December 31, 2005	42,348,753	4,525,754	(28,421,288)	18,453,219	3,744,633	405,695	(2,519,883)	1,630,445
Growth
Year Ended December 31, 2004	48,613,110	2,163,708	(53,248,558)	(2,471,740)	1,240,641	52,568	(1,352,682)	(59,473)
Year Ended December 31, 2005	24,907,262	5,777,774	(37,671,260)	(6,986,224)	611,333	142,702	(920,383)	(166,348)
Income Equity
Year Ended December 31, 2004	33,757,012	7,068,603	(40,883,091)	(57,476)	1,050,303	226,251	(1,276,529)	25
Year Ended December 31, 2005	20,321,434	7,412,036	(27,312,431)	421,039	619,584	233,025	(827,851)	24,758
International Equity
Year Ended December 31, 2004	39,774,266	240,625	(11,439,591)	28,575,300	4,223,588	22,790	(1,234,961)	3,011,417
Year Ended December 31, 2005	52,460,009	2,623,900	(17,225,568)	37,858,341	4,736,672	221,902	(1,569,058)	3,389,516
Macro 100
Period Ended December 31, 2004 (1)	16,717,568	27,849	(459,318)	16,286,099	1,659,304	2,489	(42,750)	1,619,043
Year Ended December 31, 2005	9,548,434	590,757	(3,718,743)	6,420,448	895,878	51,281	(342,642)	604,517
Mid Corp America
Year Ended December 31, 2004	19,463,488	83,226	(37,404,807)	(17,858,093)	1,569,976	6,000	(3,015,746)	(1,439,770)
Year Ended December 31, 2005	20,386,245	32,575	(26,000,899)	(5,582,079)	1,431,714	2,098	(1,809,108)	(375,296)
New Economy
Year Ended December 31, 2004	15,225,546	--	(5,407,910)	9,817,636	1,232,414	--	(435,888)	796,526
Year Ended December 31, 2005	20,692,997	571,754	(8,334,469)	12,930,282	1,406,576	35,513	(560,428)	881,661
Rotating Markets
Year Ended December 31, 2004	4,249,141	90,461	(3,063,373)	1,276,229	451,042	9,012	(325,420)	134,634
Year Ended December 31, 2005	5,138,597	82,893	(2,009,601)	3,211,889	492,019	7,233	(190,175)	309,077
Situs Small Cap
Year Ended December 31, 2004	25,330,535	675,480	(7,664,364)	18,341,651	1,685,292	39,762	(512,710)	1,212,344
Year Ended December 31, 2005	24,049,640	1,411,900	(10,979,990)	14,481,550	1,311,314	73,420	(605,196)	779,538

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2004	3,578,818	598,761	(9,093,713)	(4,916,134)	314,522	52,711	(811,713)	(444,480)
Year Ended December 31, 2005	3,892,383	773,532	(1,674,621)	2,991,294	343,779	69,369	(148,080)	265,068
Growth
Year Ended December 31, 2004	1,604,187	189,997	(2,822,597)	(1,028,413)	41,487	4,664	(72,784)	(26,633)
Year Ended December 31, 2005	1,343,168	559,787	(2,170,007)	(267,052)	33,426	13,981	(53,607)	(6,380)
Income Equity
Year Ended December 31, 2004	1,676,224	415,063	(681,227)	1,410,060	51,557	13,276	(20,880)	43,953
Year Ended December 31, 2005	2,267,485	508,176	(1,445,043)	1,330,618	68,817	15,990	(43,596)	41,211
International Equity
Year Ended December 31, 2004	1,968,956	1,022	(1,799,659)	170,319	213,352	97	(194,289)	19,160
Year Ended December 31, 2005	1,934,405	77,638	(519,363)	1,492,680	175,915	6,597	(48,700)	133,812
Macro 100
Period Ended December 31, 2004 (1)	787,483	1,665	(13,817)	775,331	76,362	149	(1,296)	75,215
Year Ended December 31, 2005	1,371,038	71,411	(181,956)	1,260,493	126,434	6,226	(16,769)	115,891
Mid Corp America
Year Ended December 31, 2004	1,071,327	5,141	(1,715,229)	(638,761)	86,634	375	(138,293)	(51,284)
Year Ended December 31, 2005	1,841,806	--	(804,056)	1,037,750	129,273	--	(56,334)	72,939
New Economy
Year Ended December 31, 2004	655,968	--	(765,975)	(110,007)	53,511	--	(61,054)	(7,543)
Year Ended December 31, 2005	4,709,698	59,180	(623,311)	4,145,567	316,446	3,715	(42,341)	277,820
Rotating Markets
Year Ended December 31, 2004	415,997	7,276	(208,013)	215,260	43,174	733	(22,028)	21,879
Year Ended December 31, 2005	484,845	5,482	(370,308)	120,019	46,672	481	(35,062)	12,091
Situs Small Cap
Year Ended December 31, 2004	874,966	24,690	(282,330)	617,326	57,698	1,463	(18,789)	40,372
Year Ended December 31, 2005	3,696,123	141,455	(388,281)	3,449,297	202,742	7,399	(20,878)	189,263

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2004	$ 3,989,488	$ 1,085,837	$ (1,487,645)	$ 3,587,680	352,444	95,502	(131,985)	315,961
Year Ended December 31, 2005	2,593,681	1,441,446	(1,720,311)	2,314,816	228,815	129,474	(152,860)	205,429
Growth
Year Ended December 31, 2004	1,514,166	111,552	(793,203)	832,515	39,487	2,811	(20,787)	21,511
Year Ended December 31, 2005	756,259	338,455	(1,060,958)	33,756	19,395	8,746	(26,934)	1,207
Income Equity
Year Ended December 31, 2004	1,788,198	664,055	(923,219)	1,529,034	55,314	21,380	(28,888)	47,806
Year Ended December 31, 2005	1,265,734	688,739	(1,251,528)	702,945	38,543	21,785	(38,046)	22,282
International Equity
Year Ended December 31, 2004	207,538	--	(58,183)	149,355	22,723	--	(6,268)	16,455
Year Ended December 31, 2005	490,236	33,508	(85,353)	438,391	46,268	2,911	(7,606)	41,573
Macro 100
Period Ended December 31, 2004 (1)	761,197	--	(22,121)	739,076	74,484	--	(2,130)	72,354
Year Ended December 31, 2005	764,083	55,545	(145,002)	674,626	72,190	4,868	(13,397)	63,661
Mid Corp America
Year Ended December 31, 2004	1,416,522	12,111	(588,337)	840,296	117,080	898	(48,003)	69,975
Year Ended December 31, 2005	1,082,819	--	(903,352)	179,467	78,686	--	(63,978)	14,708
New Economy
Year Ended December 31, 2004	539,411	--	(198,643)	340,768	44,349	--	(16,444)	27,905
Year Ended December 31, 2005	1,014,911	39,046	(316,779)	737,178	71,716	2,514	(22,027)	52,203
Situs Small Cap
Year Ended December 31, 2004	897,444	30,548	(90,211)	837,781	60,679	1,831	(6,216)	56,294
Year Ended December 31, 2005	925,265	80,087	(253,748)	751,604	53,295	4,269	(14,020)	43,544

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Trust Shares				Trust Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income Securities
Year Ended December 31, 2004	31,401,679	2,584,607	(35,748,326)	(1,762,040)	1,471,587	121,328	(1,674,084)	(81,169)
Year Ended December 31, 2005	32,338,082	2,936,816	(26,031,942)	9,242,956	1,539,036	139,469	(1,236,968)	441,537
Intermediate Government Income
Year Ended December 31, 2004	25,117,355	1,006,994	(16,425,156)	9,699,193	2,377,377	95,383	(1,554,558)	918,202
Year Ended December 31, 2005	33,440,752	1,566,795	(15,792,144)	19,215,403	3,211,207	150,787	(1,516,969)	1,845,025
Michigan Tax-Free
Year Ended December 31, 2004	6,549,832	29,324	(5,411,225)	1,167,931	604,429	2,704	(498,032)	109,101
Year Ended December 31, 2005	6,369,691	38,725	(8,336,430)	(1,928,014)	595,997	3,640	(785,637)	(186,000)
Mortgage Securities
Year Ended December 31, 2004	23,643,592	636,448	(4,484,072)	19,795,968	2,640,537	71,398	(504,100)	2,207,835
Year Ended December 31, 2005	30,305,022	1,224,685	(13,194,412)	18,335,295	3,384,034	137,197	(1,472,756)	2,048,475
Ohio Tax-Free
Year Ended December 31, 2004	10,164,082	98,165	(12,089,084)	(1,826,837)	464,143	4,533	(556,436)	(87,760)
Year Ended December 31, 2005	4,898,590	105,542	(10,626,524)	(5,622,392)	229,534	4,991	(500,129)	(265,604)
Short/Intermediate Fixed Income
Year Ended December 31, 2004	55,701,438	1,357,778	(60,127,392)	(3,068,176)	2,816,004	68,787	(3,046,501)	(161,710)
Year Ended December 31, 2005	24,455,987	1,442,056	(54,040,321)	(28,142,278)	1,264,219	74,610	(2,798,738)	(1,459,909)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment A Shares				Investment A Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income
Year Ended December 31, 2004	$ 877,344	$ 81,682	$ (1,147,900)	$ (188,874)	40,880	3,835	(53,905)	(9,190)
Year Ended December 31, 2005	417,282	66,792	(1,058,227)	(574,153)	19,855	3,171	(50,289)	(27,263)
Intermediate Government Income
Year Ended December 31, 2004	1,339,075	79,063	(4,676,362)	(3,258,224)	127,330	7,491	(439,932)	(305,111)
Year Ended December 31, 2005	713,171	64,566	(1,158,533)	(380,796)	68,497	6,212	(111,595)	(36,886)
Michigan Tax-Free
Year Ended December 31, 2004	893,374	137,580	(1,064,929)	(33,975)	82,762	12,708	(97,158)	(1,688)
Year Ended December 31, 2005	108,068	117,535	(1,401,902)	(1,176,299)	10,127	11,039	(131,245)	(110,079)
Mortgage Securities
Year Ended December 31, 2004	115,527	32,777	(134,564)	13,740	12,859	3,659	(14,923)	1,595
Year Ended December 31, 2005	649,574	45,024	(100,161)	594,437	71,995	5,022	(11,143)	65,874
Ohio Tax-Free
Year Ended December 31, 2004	573,565	72,381	(1,798,612)	(1,152,666)	26,362	3,344	(83,196)	(53,490)
Year Ended December 31, 2005	94,840	69,825	(1,496,471)	(1,331,806)	4,443	3,302	(70,279)	(62,534)
Short/Intermediate Fixed Income
Year Ended December 31, 2004	895,881	60,967	(4,373,210)	(3,416,362)	45,343	3,082	(221,805)	(173,380)
Year Ended December 31, 2005	179,822	30,301	(1,158,896)	(948,773)	9,310	1,567	(59,793)	(48,916)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS
	Investment B Shares				Investment B Shares
	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income
Year Ended December 31, 2004	396,326	85,534	(621,670)	(139,810)	18,545	4,023	(29,332)	(6,764)
Year Ended December 31, 2005	481,454	91,637	(478,180)	94,911	22,866	4,358	(22,796)	4,428
Intermediate Government Income
Year Ended December 31, 2004	162,962	12,619	(191,770)	(16,189)	15,311	1,195	(18,011)	(1,505)
Year Ended December 31, 2005	116,962	14,495	(105,776)	25,681	11,223	1,394	(10,207)	2,410
Michigan Tax-Free
Year Ended December 31, 2004	377,027	14,034	(165,648)	225,413	34,352	1,299	(15,222)	20,429
Year Ended December 31, 2005	15,650	14,171	(191,118)	(161,297)	1,458	1,331	(17,951)	(15,162)
Mortgage Securities
Year Ended December 31, 2004	195,141	11,430	(12,463)	194,108	21,803	1,281	(1,396)	21,688
Year Ended December 31, 2005	315,682	18,274	(105,953)	228,003	35,259	2,047	(11,879)	25,427
Ohio Tax-Free
Year Ended December 31, 2004	462,464	43,061	(428,773)	76,752	21,139	1,991	(19,691)	3,439
Year Ended December 31, 2005	39,916	47,103	(246,358)	(159,339)	1,893	2,108	(11,475)	(7,474)

(1) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Huntington Asset Advisors, Inc., a subsidiary of Huntington, serves as the Funds’ investment adviser. The Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets as listed below.

Fund	Annual Rate

U.S. Treasury Money Market	0.20%
Dividend Capture	0.75%
Growth	0.60%
Income Equity	0.60%
International Equity	1.00%
Macro 100	0.75%
Mid Corp America	0.75%
New Economy	0.85%
Rotating Markets	0.50%
Situs Small Cap	0.75%
Fixed Income	0.50%
Intermediate Government Income	0.50%
Michigan Tax-Free	0.50%
Mortgage Securities	0.50%
Ohio Tax-Free	0.50%
Short/Intermediate Fixed Income	0.50%

For Money Market, Ohio Municipal Money Market and Florida Tax-Free Money, the Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets on tiered basis, as listed below.

Tiered	Annual Rate

Up to $500 million	0.30%
On the next $500 million	0.25%
In excess of $1 billion	0.20%

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Sub-Investment Advisory Fee--Laffer Investments, Inc. is the sub-investment adviser (the “Sub-Advisor”) of Macro 100 (the “Fund”). The Advisor pays the Sub-Advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees-- Huntington is the Administrator to the Trust and Federated Services Company (“FServ”) is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. (“BISYS”). BISYS (the “Sub Financial Administrator”) is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative, sub-administrative and financial administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances. FServ and Edgewood Services, Inc. (“Edgewood”), the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc.

Distribution and Shareholder Services Fees--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate Edgewood, the Funds’ distributor, for distribution services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund’s Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to either a shareholder servicing administrative fee of 0.25% of each class’ average daily net assets to be paid to Huntington or a shareholder services fee not to exceed 0.25% of the daily net assets of such shares to be paid to Edgewood. Investment B Shares are subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. Trust Shares are not subject to Rule 12b-1 fees. For the year ended December 31, 2005, Huntington and its affiliates received $7,670,106 in shareholder service fees. For the year ended December 31, 2005, Edgewood received commissions of $953,444 earned on sales of Investment A Shares and from redemption of Investment A and Investment B Shares, of which $873,126 was re-allowed to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”) is transfer and dividend disbursing agent for the Funds. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--Huntington serves as each of the Funds’ custodian, except International Equity. State Street Bank and Trust Company serves as custodian for International Equity. Huntington and State Street Bank and Trust Company receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Huntington also receives an administrative fee from the lending agent for the transaction activity associated with the securities lending program.

Effective December 21, 2005, The Bank of New York began serving as sub-custodian of Situs Small Cap’s foreign assets.

Compliance Services--Prior to September 29, 2005, the Trust contracted with BISYS to provide certain compliance services and a Chief Compliance Officer to the Trust. Effective September 29, 2005, the Trust contracted with Huntington to provide a Chief Compliance Officer to the Trust. During the fiscal year 2005, each of BISYS and Huntington charged a fixed compliance fee.

General--Certain of the Officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.

(5) Rotating Markets Structure

Rotating Markets (“Fund”), in accordance with its prospectus, seeks to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Fund incurred expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2005, were as follows:

Fund	Purchases	Sales

Dividend Capture	$178,344,471	$152,402,058
Growth	51,098,440	71,156,714
Income Equity	71,300,678	82,114,876
International Equity	58,949,959	31,563,497
Macro 100	28,360,369	21,285,177
Mid Corp America	9,682,997	17,471,666
New Economy	60,636,805	44,109,041
Rotating Markets	15,645,149	12,764,159
Situs Small Cap	24,669,902	10,068,551
Fixed Income	29,017,051	37,930,044
Intermediate Government Income	--	--
Michigan Tax-Free	15,159,394	18,323,969
Mortgage Securities	1,326,334	1,205,779
Ohio Tax-Free	24,821,143	31,367,844
Short/Intermediate Fixed Income	32,536,170	47,164,197

(7) Concentration of Credit Risk (unaudited)

Since each of Florida Tax-Free Money, Michigan Tax-Free, Ohio Municipal Money Market and Ohio Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2005, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is indicated below.

Fund	% of Portfolio Guaranteed/ Insured	% of Portfolio Backed by Largest Guarantor/ Insurer

Florida Tax-Free Money	74.85%	10.91%
Michigan Tax-Free	51.72%	18.69%
Ohio Municipal Money Market	77.61%	11.69%
Ohio Tax-Free	60.17%	18.41%

(8) Other Tax Information (unaudited)

For the year ended December 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the year ended December 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Dividend Capture	73.27%
Growth	100.00%
Income Equity	100.00%
International Equity	100.00%
Macro 100	63.40%
Mid Corp America	100.00%
Rotating Markets	100.00%
Situs Small Cap	100.00%

For the taxable year ended December 31, 2005, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

Dividend Capture	78.27%
Growth	100.00%
Income Equity	100.00%
Macro 100	63.43%
Mid Corp America	100.00%
Situs Small Cap	79.21%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington Funds, comprising the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, and Huntington Short/Intermediate Fixed Income Securities Fund (collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the three years in the period ended December 31, 2003, were audited by another registered public accounting firm whose report dated February 18, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Huntington Funds at December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 10, 2006

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about the Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior Officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA. Each officer is elected annually. As of December 31, 2005, The Huntington Fund Complex consisted of two investment companies: the Trust with 19 portfolios and the Huntington VA Funds with 10 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Fund Complex and does not hold any other directorships. The Funds’ Statement of Additional Information includes additional information about the Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412

Independent Trustees Background

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, and Previous Position(s)

David S. Schoedinger Age: 63 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians
(national trade association for morticians)..

John M. Shary Age: 75 TRUSTEE Began serving: October 1991

Principal Occupations: Retired.

Previous Positions: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.)
(1993-1997) (database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995) (research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT(1987-1990) technology.

William R. Wise Age: 74 TRUSTEE Began serving: April 1991

Principal Occupations: Retired.

Previous Positions: Corporate Director of Financial Services and Treasurer, Children’s Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children’s Hospital, Columbus, Ohio (1985-1989).

Interested Trustee Background

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, and Previous Position(s)

Thomas J. Westerfield† Age: 50 TRUSTEE Began serving: January 2001	Principal Occupation: Since 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm).

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position that he holds with Dinsmore & Shohl LLP, a law firm, which may be retained to provide services to Huntington.

Officers

Name Age Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years and Previous Position(s)

B. Randolph Bateman Age: 50 South High Street Columbus, OH PRESIDENT Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 – October 2000).

Charles L. Davis, Jr. Age: 45 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupations: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2002 to present); President, Edgewood Services, Inc., the Funds’ distributor (March 2004 to present); Officer of various funds distributed by Edgewood Services, Inc. (December 2002 to present).

Previous Positions: Vice President, Edgewood Services, Inc. (January 2000 to March 2004); President, Federated Clearing Services (January 2000 to October 2002); Director, Business Development, Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

David R. Carson Age: 47 3805 Edwards Road Suite 3805 Cincinnati, OH CHIEF COMPLIANCE OFFICER and Anti-Money Laundering Officer Began Serving: September 2005

Principal Occupations: Chief Compliance Officer, and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

George Polatas Age: 43 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Christopher E. Sabato Age: 37 3435 Stelzer Road Columbus, OH TREASURER Began Serving: May 2005	Principal Occupation: Director-Financial Services, BISYS Fund Services Ohio, Inc. (February 1993 to present).

Victor R. Siclari Age: 44 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: August 2002	Principal Occupation: Partner, Reed Smith LLP (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company (prior to October 2002).

The Huntington Funds

Board of Trustees' Consideration of Investment Advisory and Subadvisory Agreements for
The Huntington Funds (the "Funds")

The Board of Trustees is responsible for determining whether to approve the Funds' investment advisory and subadvisory agreements. At a meeting held on August 3, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the "Advisory Agreements") between Huntington Asset Advisors, Inc. (the "Advisor") and the Funds and an investment subadvisory agreement (the "Subadvisory Agreement") between the Advisor and Laffer Investments, Inc. (the "Subadvisor") with respect to the Macro 100 Fund. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds. Pursuant to the Subadvisory Agreement between the Advisor and the Subadvisor, the Subadvisor provides the day to day investment management for the Macro 100 Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements and the Subadvisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature of the services provided to the Funds by the Advisor and Subadvisor in relation to the advisory and subadvisory fees; (2) the individual performance of the Funds; (3) the Advisor's costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor or Subadvisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory and Subadvisory Fees--In considering the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board reviewed information relating to the Advisor's and Subadvisor's operations and personnel. Among other things, the Advisor and Subadvisor each provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff, on a Fund-by-Fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor and Subadvisor with respect to their ability to provide the services required under the Advisory and Subadvisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor and Subadvisor, in relation to the Advisory and Subadvisory fees, were acceptable.

Individual Performance of the Funds--The Board reviewed the Funds' performance record and the Advisors' and Subadvisor's management styles and long-term performance records with the Funds in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Fund' performance. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory and Subadvisory Agreements with respect to each of the Funds, including, among other information, each Fund's performance compared to comparable funds for the one- three- and five-year periods ended June 30, 2005, where applicable.

Advisor's Costs and the Profits Realized Through Providing the Funds With Advisory Services--In considering the reasonableness of the advisory and subadvisory fees payable to the Advisor, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees also took into account the Advisor's agreement to limit the total annual expenses of each Fund to 1.0% of its net assets. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds--The Board also considered the effect of the Funds' growth and size on their performance and fees. The Board considered the fees under the Advisory and Subadvisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board also noted that if the Funds' assets increase over time, the Advisor and Subadvisor may realize economies of scale. The Board concluded that none of the Funds was currently large enough to have realized economies of scale, however, the Board noted that the Florida Tax-Free Money Fund, Money Market Fund and Ohio Municipal Money Market Fund had advisory fee breakpoints in place, and if the Funds' total assets were to increase over time economies of scale would be passed on to the Funds. In addition, the Board also noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds--With respect to the Funds' performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations--The Board also requests and receives substantial and detailed information about the Funds, the Advisor and Subadvisor on a regular basis. The Advisor and Subadvisor provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Advisory and Subadvisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board's evaluation of the Advisory and Subadvisory Agreements are informed by reports covering such matters as: the Advisor's investment philosophy, personnel, and processes; operating strategies; the Funds' short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds' expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds' portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and Subadvisor and their affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor's and the Subadvisor's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and/or the Advisor and Subadvisor are responding to them. In the course of their deliberations regarding the Advisory and Subadvisory Agreements, the Board also evaluated, among other things, the Advisor's ability to supervise each of the Fund's other service providers and their compliance programs.

The Board based its decision to approve the Advisory and Subadvisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the Advisory and Subadvisory Agreements reflects its determination that the Advisor's and the Subadvisor's performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decisions. In each case, the Board concluded that the Funds' performance was acceptable and that the Funds' advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-year period and underperformed its peer group for the three-year period. The Board also noted that the Fund's combined advisory fee and administrative fee were above the median for its peer group and total expenses were below the median for its peer group.

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund outperformed it peer group for the one- and three-year periods while underperforming its peer group for the five-year period. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above median for its peer group.

Huntington Florida Tax-Free Money Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee was above the median for its peer group but that its total expenses were below the median.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were below the median for its peer group. The Board requested that the Fund's ongoing performance continue to be monitored closely.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-and five-year periods and underperformed its peer group for the three-year period. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-, three-and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund outperformed it peer group for the one- and three-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-year period. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Michigan Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund outperformed peer group for the one- and three-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one- and three-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above median for its peer group.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-year period and underperformed its peer group for the three-year period. The Board also noted that the Fund's combined advisory fee and administrative fee were below the median for its peer group and total fees were above the median for its peer group.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington Situs Small Cap Fund

Among other data considered, the Board noted that the Fund outperformed its peer group for the one-year period. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its peer group for the one-, three- and five-year periods. The Board also noted that the Fund's combined advisory fee and administrative fee and total expenses were above the median for its peer group.

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses--As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses--The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period(2)	Annualized Expense Ratio

Florida Tax-Free Money

Trust	Actual	$1,000.00	$1,008.50	$4.56	0.90%
	Hypothetical(1)	$1,000.00	$1,020.46	$4.59	0.90%

Investment A	Actual	$1,000.00	$1,007.20	$5.87	1.16%
	Hypothetical(1)	$1,000.00	$1,019.15	$5.92	1.16%

Money Market

Trust	Actual	$1,000.00	$1,014.40	$4.11	0.81%
	Hypothetical(1)	$1,000.00	$1,020.92	$4.13	0.81%

Investment A	Actual	$1,000.00	$1,013.10	$5.38	1.06%
	Hypothetical(1)	$1,000.00	$1,019.66	$5.41	1.06%

Investment B	Actual	$1,000.00	$1,013.20	$5.18	1.02%
	Hypothetical(1)	$1,000.00	$1,019.86	$5.21	1.02%

Interfund	Actual	$1,000.00	$1,015.40	$2.85	0.56%
	Hypothetical(1)	$1,000.00	$1,022.18	$2.86	0.56%

Ohio Municipal Money Market

Trust	Actual	$1,000.00	$1,009.10	$4.15	0.82%
	Hypothetical(1)	$1,000.00	$1,020.87	$4.19	0.82%

Investment A	Actual	$1,000.00	$1,007.90	$5.42	1.07%
	Hypothetical(1)	$1,000.00	$1,019.61	$5.46	1.07%

U.S Treasury Money Market

Trust	Actual	$1,000.00	$1,013.90	$3.76	0.74%
	Hypothetical(1)	$1,000.00	$1,021.27	$3.78	0.74%

Investment A	Actual	$1,000.00	$1,012.60	$5.02	0.99%
	Hypothetical(1)	$1,000.00	$1,020.01	$5.05	0.99%

Dividend Capture

Trust	Actual	$1,000.00	$1,022.10	$6.63	1.30%
	Hypothetical(1)	$1,000.00	$1,018.45	$6.64	1.30%

Investment A	Actual	$1,000.00	$1,020.90	$7.90	1.55%
	Hypothetical(1)	$1,000.00	$1,017.19	$7.91	1.55%

Investment B	Actual	$1,000.00	$1,017.40	$10.42	2.05%
	Hypothetical(1)	$1,000.00	$1,025.00	$10.46	2.05%

Growth

Trust	Actual	$1,000.00	$1,024.60	$5.82	1.14%
	Hypothetical(1)	$1,000.00	$1,019.25	$5.82	1.14%

Investment A	Actual	$1,000.00	$1,023.10	$7.09	1.39%
	Hypothetical(1)	$1,000.00	$1,017.99	$7.09	1.39%

Investment B	Actual	$1,000.00	$1,020.70	$9.63	1.89%
	Hypothetical(1)	$1,000.00	$1,015.47	$9.65	1.89%

Income Equity

Trust	Actual	$1,000.00	$1,019.60	$5.85	1.15%
	Hypothetical(1)	$1,000.00	$1,019.20	$5.87	1.15%

Investment A	Actual	$1,000.00	$1,018.70	$7.12	1.40%
	Hypothetical(1)	$1,000.00	$1,017.94	$7.15	1.40%

Investment B	Actual	$1,000.00	$1,015.90	$9.65	1.90%
	Hypothetical(1)	$1,000.00	$1,025.00	$9.70	1.90%

International Equity

Trust	Actual	$1,000.00	$1,143.60	$8.54	1.58%
	Hypothetical(1)	$1,000.00	$1,017.04	$8.06	1.58%

Investment A	Actual	$1,000.00	$1,141.20	$9.71	1.80%
	Hypothetical(1)	$1,000.00	$1,015.93	$9.19	1.80%

Investment B	Actual	$1,000.00	$1,139.40	$12.56	2.33%
	Hypothetical(1)	$1,000.00	$1,013.25	$11.89	2.33%

Macro 100

Trust	Actual	$1,000.00	$1,099.20	$7.88	1.49%
	Hypothetical(1)	$1,000.00	$1,017.49	$7.61	1.49%

Investment A	Actual	$1,000.00	$1,098.70	$9.20	1.74%
	Hypothetical(1)	$1,000.00	$1,016.23	$8.88	1.74%

Investment B	Actual	$1,000.00	$1,096.10	$11.83	2.24%
	Hypothetical(1)	$1,000.00	$1,013.71	$11.43	2.24%

Mid Corp America

Trust	Actual	$1,000.00	$1,065.30	$6.82	1.31%
	Hypothetical(1)	$1,000.00	$1,018.40	$6.69	1.31%

Investment A	Actual	$1,000.00	$1,063.40	$8.11	1.56%
	Hypothetical(1)	$1,000.00	$1,017.14	$7.96	1.56%

Investment B	Actual	$1,000.00	$1,061.10	$10.70	2.06%
	Hypothetical(1)	$1,000.00	$1,014.62	$10.51	2.06%

New Economy

Trust	Actual	$1,000.00	$1,098.20	$7.67	1.45%
	Hypothetical(1)	$1,000.00	$1,017.69	$7.40	1.45%

Investment A	Actual	$1,000.00	$1,095.60	$8.98	1.70%
	Hypothetical(1)	$1,000.00	$1,016.43	$8.68	1.70%

Investment B	Actual	$1,000.00	$1,093.60	$11.61	2.20%
	Hypothetical(1)	$1,000.00	$1,013.91	$11.23	2.20%

Rotating Markets

Trust	Actual	$1,000.00	$1,105.00	$6.15	1.16%
	Hypothetical(1)	$1,000.00	$1,019.15	$5.92	1.16%

Investment A	Actual	$1,000.00	$1,104.10	$7.48	1.41%
	Hypothetical(1)	$1,000.00	$1,017.89	$7.20	1.41%

Situs Small Cap

Trust	Actual	$1,000.00	$1,101.40	$7.20	1.36%
	Hypothetical(1)	$1,000.00	$1,018.14	$6.94	1.36%

Investment A	Actual	$1,000.00	$1,099.80	$8.52	1.61%
	Hypothetical(1)	$1,000.00	$1,016.88	$8.22	1.61%

Investment B	Actual	$1,000.00	$1,097.20	$11.15	2.11%
	Hypothetical(1)	$1,000.00	$1,014.36	$10.77	2.11%

Fixed Income

Trust	Actual	$1,000.00	$993.40	$5.38	1.07%
	Hypothetical(1)	$1,000.00	$1,019.61	$5.46	1.07%

Investment A	Actual	$1,000.00	$992.20	$6.63	1.32%
	Hypothetical(1)	$1,000.00	$1,018.35	$6.74	1.32%

Investment B	Actual	$1,000.00	$998.70	$9.13	1.82%
	Hypothetical(1)	$1,000.00	$1,015.83	$9.29	1.82%

Intermediate Government Income

Trust	Actual	$1,000.00	$997.40	$5.44	1.08%
	Hypothetical(1)	$1,000.00	$1,019.56	$5.51	1.08%

Investment A	Actual	$1,000.00	$996.10	$6.74	1.34%
	Hypothetical(1)	$1,000.00	$1,018.24	$6.84	1.34%

Investment B	Actual	$1,000.00	$992.70	$9.24	1.84%
	Hypothetical(1)	$1,000.00	$1,015.72	$9.39	1.84%

Michigan Tax-Free

Trust	Actual	$1,000.00	$1,000.10	$6.25	1.24%
	Hypothetical(1)	$1,000.00	$1,018.75	$6.33	1.24%

Investment A	Actual	$1,000.00	$998.80	$7.56	1.50%
	Hypothetical(1)	$1,000.00	$1,017.44	$7.66	1.50%

Investment B	Actual	$1,000.00	$996.30	$10.06	2.00%
	Hypothetical(1)	$1,000.00	$1,014.92	$10.21	2.00%

Mortgage Securities

Trust	Actual	$1,000.00	$1,002.20	$5.60	1.11%
	Hypothetical(1)	$1,000.00	$1,019.40	$5.67	1.11%

Investment A	Actual	$1,000.00	$1,000.90	$6.86	1.36%
	Hypothetical(1)	$1,000.00	$1,018.14	$6.94	1.36%

Investment B	Actual	$1,000.00	$997.00	$9.36	1.86%
	Hypothetical(1)	$1,000.00	$1,015.62	$9.49	1.86%

Ohio Tax-Free

Trust	Actual	$1,000.00	$999.90	$5.95	1.18%
	Hypothetical(1)	$1,000.00	$1,019.05	$6.02	1.18%

Investment A	Actual	$1,000.00	$998.60	$7.20	1.43%
	Hypothetical(1)	$1,000.00	$1,017.79	$7.30	1.43%

Investment B	Actual	$1,000.00	$996.20	$9.71	1.93%
	Hypothetical(1)	$1,000.00	$1,015.27	$9.85	1.93%

Short/Intermediate Fixed Income

Trust	Actual	$1,000.00	$1,000.50	$5.34	1.06%
	Hypothetical(1)	$1,000.00	$1,019.66	$5.41	1.06%

Investment A	Actual	$1,000.00	$999.80	$6.60	1.31%
	Hypothetical(1)	$1,000.00	$1,018.40	$6.69	1.31%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Funds’ annualized expense ratios for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington Funds and is the custodian of certain Funds. State Street Bank and Trust Company is also a custodian to one of the Funds and The Bank of New York is sub-custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Advisor to the Funds. Federated Services Company and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412

27057 (2/06)

Item 2. Code of Ethics.

   (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal
   Executive Officer and Principal Financial Officer.

   (c) Not Applicable

   (d) Not Applicable

   (e) Not Applicable

   (f) The registrant has included a copy of the code of ethics that applies to its Principal Executive Officer and Principal Financial Officer as an
   exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
The audit committee's financial expert is John M. Shary, who is "independent"
for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a)    Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

      Fiscal year ended 2005: $294,039
            Fiscal year ended 2004*: $280,498

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

            Fiscal year ended 2005: $0
            Fiscal year ended 2004*: $0

 Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

            Fiscal year ended 2005: $58,750
      Fiscal year ended 2004*: $55,861

Fees for both years related to the review of the registrant's tax returns.
Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

      Fiscal year ended 2005: $0
      Fiscal year ended 2004*: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

Total:
Fiscal year ended 2005: $352,789
Fiscal year ended 2004: $336,359

* KPMG LLP ("KPMG") served as the registrant's principal accountant for the period January 1, 2004 to March 2, 2004. The registrant changed principal accountants effective March 2, 2004. Ernst and Young ("E&Y") served as the registrant's principal accountant for the period March 2, 2004 to December
31, 2004.

(e)(1) Audit Committee Policies regarding pre-approval of services.

I.    Purpose

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee
of the Board of Trustees of the Huntington Funds and the Huntington VA Funds
(the "Funds") is responsible for the appointment, compensation and oversight of the work of the Funds' independent auditor.  As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Funds in order assure that they do not impair the auditor's independence from the
Funds.  In addition, the Audit Committee also must pre-approve its independent auditor's engagement for non-audit services with the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and/or financial reporting of the Funds.

      To implement these provisions of the Act, the Securities and Exchange
Commission (the "SEC") has issued rules specifying the types of services that the Funds' independent auditor may not provide to the Funds, as well as the
Audit Committee's administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.  Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and
Procedures, which set forth the procedures and the conditions pursuant to which services for the Funds may be performed by the independent auditor under pre-approvals.

II.   General Pre-Approval Policies

      It is the policy of the Audit Committee that audit and non-audit services to be performed by the Funds' independent auditor be pre-approved only when in the best interests of the Funds' shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor's independence.  In granting any pre-approval, consideration shall be given to:

      1.    the qualifications of the auditor to perform the services
      involved;

      2.    the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

      3.    the permissibility of the services under applicable rules and guidance of the SEC;

      4.    the effect, if any, of the performance of the proposed services on the auditor's independence;

      5.    the effect of the compensation for the proposed services on the auditor's independence; and

      6.    the effect, if any, of the proposed services on the Funds'
            ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Funds'
independent auditor may not include the following:

      1.    Bookkeeping or other services related to the accounting records or financial statements of the audit client;

      2.    Financial information systems design and implementation;

      3.    Appraisal or valuation services, fairness opinions or
            contribution-in-kind reports;

      4.    Actuarial services;

      5.    Internal audit outsourcing services;

      6.    Management functions or human resources;

      7.    Broker-dealer, investment adviser or investment banking services;
            and

8.    Legal services and expert services unrelated to the audit.

III.  Procedures for Pre-Approval by the Audit Committee

      1.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.

      2.    All requests for pre-approval shall be made to the full Audit
            Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Funds' Board of Trustees) whenever practicable.

      3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

      4.    If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The
            Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit
            Committee under procedures set forth in Section IV below.

      5.    Requests for pre-approval may include, but are not limited to, the following services:

            a.    audit engagement, particularly for interim periods;

            b.    tax compliance, tax planning, and tax advice;

            c.     review and consents with respect to use of reports in
                   post-effective amendments to the registration statements
                   of the Funds;

            d.    review of IRS shareholder materials;

            e.     review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

            f.    market research and strategic insights.

      6.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in
            Section II.

      7.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

      8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

      9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Funds' management.

      10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

      11.   Pre-approvals will be granted for a period of no more than one year.

IV.   Procedures for Pre-Approval by a Delegate of the Audit Committee

      1.    Where it has been determined by the Chairman of the Audit
            Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the
            Audit Committee appointed by the Audit Committee as its delegate
            (the "Delegate") for this purpose.  (As of the date of the adoption of these guidelines and procedures, William R. Wise has been so appointed, and such appointment may be revoked or
            modified by the Audit Committee at any time.)

      2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.

      3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

      4.    Requests for pre-approval may include, but are not limited to, the following services:

            a.    audit engagement, particularly for interim periods;

            b.    tax compliance, tax planning, and tax advice;

            c.     review and consents with respect to use of reports in
                   post-effective amendments to the registration statements
                   of the Funds;

            d.    review of IRS shareholder materials;

            e.     review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

            f.     market research and strategic insights.

      5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in
            Section II.

      6.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

      7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Funds' management.

      8.    Pre-approvals by the Delegate shall be reviewed by the Audit
            Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee,
            whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

      9.    Pre-approvals by the Delegate may be modified or revoked by the
            Audit Committee, but will not absolve the Funds' of their
            responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

      10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the
            Audit Committee's minutes and reported to the full Board of
            Trustees.

      11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.    Procedures for Monitoring Engagements Authorized Under Pre-Approval
Procedures

      The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.   Amendment

      These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

 (e)(2) Percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the Audit Committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      4(b)   Fiscal year ended 2005- 0%
            Fiscal year ended 2004- 0%

             Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's
            Audit Committee pursuant to paragraph (C) (7) (i) (C) of Rule
            2-01 of Regulation S-X, 0% and 0%, respectively.

      4(c)  Fiscal year ended 2005- 0%
            Fiscal year ended 2004- 0%

             Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's
            Audit Committee pursuant to paragraph (C) (7) (i) (C) of Rule
            2-01 of Regulation S-X, 0% and 0%, respectively.
      4(d)  Fiscal year ended 2005- 0%
             Fiscal year ended 2004- 0%

             Percentage of services provided to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant's
            Audit Committee pursuant to paragraph (C) (7) (i) (C) of Rule
            2-01 of Regulation S-X, 0% and 0%, respectively.

      (f) Not applicable.

      (g) The aggregate non-audit fees billed by KPMG for the period January
      1, 2004 to March 2, 2004 and by E&Y for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser for the period March 2, 2004 to December 31, 2004 were $0 and $72,941, respectively. The aggregate non-audit fees billed by E&Y for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser and service affiliates for the fiscal year ended December 31,
      2005 was $68,275.

      (h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser
      (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
      (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.      Audit Committee of Listed Registrants.

Not applicable.

Item 6.      Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting  Policies and  Procedures  for  Closed-End
Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity  Securities by Closed-End  Management  Investment
Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The  registrant's  Principal  Executive  Officer and  Principal  Financial
Officer  have  concluded  that  the  registrant's   disclosure   controls  and
procedures  (as  defined  in Rule  30a-3(c)  under the Act) are  effective  in
design  and   operation   and  are   sufficient  to  form  the  basis  of  the
certifications   required  by  Rule  30a-2  under  the  Act,  based  on  their evaluation of these disclosure  controls and procedures  within 90 days of the filing date of this report on form N-CSR.

(b)There were no changes in the  registrant's  internal control over financial reporting  (as defined in Rule 30a-3(d)  under the Act) that  occurred  during the  second  fiscal  quarter of the period  covered by this  report  that have materially  affected  or are  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics  that is the subject of the  disclosure  required by
Item 2 is attached hereto.

(a)(2)  Certifications  pursuant to Rule  30a-2(a)  under the Act are attached hereto.

(a)(3) Not applicable.

(b)  Certifications  pursuant  to Rule  30a-2(b)  under the Act are  furnished herewith.

                                  SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934 and the Investment Company Act of 1940, the registrant
has duly  caused  this  report to be signed on its behalf by the  undersigned, thereunto duly authorized.

Registrant   The Huntington Funds

By      /s/Charles L. Davis, Jr.
        ------------------------------------------------------------------------
            Charles L. Davis, Jr., Chief Executive Officer and Principal
            Executive Officer

Date                March 7, 2006

      Pursuant to the requirements of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940,  this report has been signed below by the following  persons on behalf of the  registrant  and in the  capacities and on the dates indicated.

By      /s/Charles L. Davis, Jr.
        ------------------------------------------------------------------------
            Charles L. Davis, Jr., Chief Executive Officer and Principal
            Executive Officer

Date        March 7, 2006

By      /s/Christopher E. Sabato
        ------------------------------------------------------------------------
            Christopher E. Sabato, Treasurer and Principal Financial Officer

Date        March 6, 2006